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                                                                 EXHIBIT 10.42.1

                                  MASTER LEASE
                                 (NHP PORTFOLIO)

      This "MASTER LEASE" is entered into effective as of April 9, 2002 (the "EFFECTIVE DATE") among the ENTITIES LISTED ON SCHEDULE 1A (collectively, "LANDLORD"), and ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TENANT"), for the respective real properties and improvements thereon (collectively, the "FACILITIES") as set forth on Schedule 1 and as legally described on Exhibit A and the "LANDLORD PERSONAL PROPERTY" associated therewith as described in Exhibit B (specifically excluding vehicles and supplies) or as may be acquired after the Effective Date (collectively, the "PREMISES"), each used as a licensed healthcare facility of the type described on Schedule 2 (individually as so utilized, and collectively, the "BUSINESS"). Landlord and Tenant have also concurrently entered into a LETTER OF CREDIT AGREEMENT (the "LC AGREEMENT") pursuant to which Tenant shall provide certain collateral to Landlord for the performance of its obligations under this Master Lease. In consideration of the mutual covenants, conditions and agreements set forth herein, Landlord hereby leases the Premises to Tenant for the Term upon the terms and conditions provided below. Certain capitalized terms used in this Master Lease are defined on Exhibit E.

                    RECOGNITION OF INDIVISIBLE MASTER LEASE;
                      IRREVOCABLE WAIVER OF CERTAIN RIGHTS

      Tenant acknowledges and agrees that this Master Lease constitutes a single, indivisible lease of the entire Premises, and the Premises constitutes a single economic unit. The Minimum Rent, other Rent payable hereunder and all other provisions contained herein have been negotiated and agreed upon based on the intent to lease the entirety of the Premises as a single and inseparable transaction, and such Minimum Rent, other Rent and other provisions would have been materially different had the parties intended to enter into separate leases or a divisible lease. Any Event of Default under this Master Lease shall constitute an Event of Default as to the entire Premises.

      Tenant further acknowledges and agrees that Landlord is entering into this Master Lease as an accommodation to Tenant. Each of the entities comprising Tenant, in order to induce Landlord to enter into this Master Lease, to the extent permitted by law:

      A. Agrees, acknowledges and is forever estopped from asserting to the contrary that the statements set forth in the preceding paragraphs of this Section are true, correct and complete;

      B. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a new and de novo lease, separate and distinct from any other lease between any of the entities comprising Tenant and any of the entities comprising Landlord that may have existed prior to the date hereof;

      C. Agrees, acknowledges and is forever estopped from asserting to the contrary that this Master Lease is a single lease pursuant to which the collective Premises are demised as a whole to Tenant;

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      D.    Agrees, acknowledges and is forever estopped from asserting to the contrary that if, notwithstanding the provisions of this Section, this Master Lease were to be determined or found to be in any proceeding, action or arbitration under state or federal bankruptcy, insolvency, debtor-relief or other applicable laws to constitute multiple leases demising multiple properties, such multiple leases could not, by the debtor, trustee, or any other party, be selectively or individually assumed, rejected or assigned;

      E. Forever knowingly waives and relinquishes any and all rights under or benefits of the provisions of the Federal Bankruptcy Code Section 365 (11 U.S.C. Section 365), or any successor or replacement thereof or any analogous state law, to selectively or individually assume, reject or assign the multiple leases comprising this Master Lease following a determination or finding in the nature of that described in the foregoing Section D.

      1. TERM. The "TERM" of this Master Lease is the Initial Term plus all Renewal Terms, and a "LEASE YEAR" is (a) with respect to the first Lease Year, the period commencing on the Effective Date and ending on December 31, 2002 and
(b) with respect to all subsequent Lease Years, each subsequent and consecutive twelve (12) month period commencing on January 1st of each year of the Term. The "INITIAL TERM" commences on April 10, 2002 and ends on December 31, 2021, and may be extended for two (2) separate "RENEWAL TERMS" of ten (10) years each if:
(a) not more than thirty (30) days before or after the date that is fifteen (15) months prior to the end of the then current Term, Tenant delivers to Landlord written notice (a "RENT DETERMINATION NOTICE") that Tenant desires to determine the applicable Minimum Rent for a subsequent Renewal Term pursuant to the provisions of Section 2.3 below for the purpose of evaluating whether Tenant desires to exercise its right to extend the then current Term for one (1) Renewal Term, (b) on or prior to the date that is twelve (12) months prior to the end of the then current Term, Tenant delivers to Landlord written notice (a "RENEWAL NOTICE"), which shall be irrevocable by Tenant, stating that it desires to exercise its right to extend this Master Lease for one (1) Renewal Term; (c) there is no Event of Default on the date Landlord receives the Rent Determination Notice (the "EXERCISE DATE"), the date Landlord receives the Renewal Notice or on the last day of the then current Term; and (d) the Minimum Rent for the Renewal Term is determined pursuant to Section 2.3 on or before the date that is twelve (12) months prior to the end of the then current Term.

      2. RENT. During the Initial Term and all Renewal Terms Tenant shall pay to Landlord minimum rent ("MINIMUM RENT") and additional rent ("ADDITIONAL RENT") as follows:

            2.1 INITIAL TERM MINIMUM RENT. During the Initial Term, Tenant shall pay to Landlord Minimum Rent of NINETEEN MILLION TWO HUNDRED THIRTY-THREE THOUSAND DOLLARS ($19,233,000) annually. Such Minimum Rent with respect to each month shall be paid in advance and in equal monthly installments of ONE MILLION SIX HUNDRED TWO THOUSAND SEVEN HUNDRED FIFTY DOLLARS ($1,602,750) on the first business day of each such calendar month. Upon the disbursement of CapEx Funds by Landlord pursuant to Section 8.3(b), the annual Minimum Rent shall be increased as provided therein, which increased Minimum Rent shall be due and payable by Tenant on the first business day of each calendar month.

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            2.2 INITIAL TERM ADDITIONAL RENT.

            (a) Commencing with respect to the calendar quarter beginning April 1, 2003 and ending June 30, 2003 and continuing each calendar quarter thereafter during the Initial Term, Tenant agrees to pay Additional Rent to Landlord on a quarterly basis in arrears no more than forty-five (45) days after the end of each quarter of the Lease Year. Such Additional Rent shall be equal to the sum of (i) sixteen percent (16%) of the amount by which the Gross Revenues for the applicable calendar quarter exceed one-fourth (1/4) of the Base Gross Revenues, and (ii) twelve percent (12%) of the amount by which the Gross Revenues for the Meditrust Carolina Facilities for the applicable calendar quarter exceed one-fourth (1/4) of the Base Gross Revenues for the Meditrust Carolina Facilities.

            (b) "GROSS REVENUES" shall be calculated according to generally accepted accounting principles consistently applied ("GAAP") and shall be defined as all revenues generated by the operation, sublease and/or use of the Premises in any way, excluding (i) contractual allowances during the Term for billings not paid by or received from the appropriate governmental agencies or third party providers; (ii) all proper resident billing credits and adjustments according to GAAP relating to health care accounting; (iii) federal, state or local sales or excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the resident or other recipient of such services or goods, whether included in the billing or stated separately; and (iv) the Gross Revenues for the Meditrust Carolina Facilities. "BASE GROSS REVENUES" shall mean the Gross Revenues for the period commencing on January 1, 2002 and ending on December 31, 2002, as adjusted pursuant to Section 2.4.

            (c) "GROSS REVENUES FOR THE MEDITRUST CAROLINA FACILITIES" shall be calculated according to GAAP and shall be defined as all revenues generated by the operation, sublease and/or use of the Meditrust Carolina Facilities in any way, excluding (i) contractual allowances during the Term for billings not paid by or received from the appropriate governmental agencies or third party providers; (ii) all proper resident billing credits and adjustments according to GAAP relating to health care accounting; and (iii) federal, state or local sales or excise taxes and any tax based upon or measured by said revenues which is added to or made a part of the amount billed to the resident or other recipient of such services or goods, whether included in the billing or stated separately. "BASE GROSS REVENUES FOR THE MEDITRUST CAROLINA FACILITIES" shall mean the Gross Revenues for the Meditrust Carolina Facilities for the period commencing on January 1, 2002 and ending on December 31, 2002, as adjusted pursuant to Section 2.4.

            2.3 RENEWAL TERM MINIMUM RENT. The Minimum Rent for each Renewal Term shall be expressed as an annual amount but shall be payable in advance in equal monthly installments on the first business day of each calendar month.

            (a) Such annual Minimum Rent shall be equal to the product of: (a) the greater of (i) the fair market value of the Premises on the date of Tenant's notice of exercise to extend for a Renewal Term pursuant to Section 1 or (ii) Landlord's Investment in the Premises of ONE HUNDRED SEVENTY-TWO MILLION NINE HUNDRED FORTY-NINE THOUSAND DOLLARS ($172,949,000), plus, as of the date of such funding, the amount of up to FOUR MILLION DOLLARS ($4,000,000) of

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CapEx Funding which may be funded by Landlord or otherwise made available to
Tenant pursuant to Section 8.3(b), plus any amount for Alterations advanced by Landlord pursuant to Section 8.4, plus any amount elected to be added by Landlord pursuant to Section 13.4 and plus any other amount that, in accordance with any other term of provision of this Master Lease, is to be added to Landlord's Investment (including, without limitation, pursuant to the provision of Section 26.2), and minus any net award paid to Landlord for a Partial Taking pursuant to Section 18, minus any amounts to be subtracted therefrom as a result of the sale or other disposition of any of the Meditrust Carolina Facilities pursuant to Section 23.3 and minus any other net capital proceeds received by Landlord for any portion of the Premises sold or conveyed, including any portion of the Premises as to which Tenant acquires title pursuant to the operation of the Put set forth in Section 13.2 or otherwise, as to any portion of the Premises for which this Master Lease is terminated during the Term in accordance with its terms, and minus any other amount that, in accordance with any other term of provision of this Master Lease, is to be subtracted from Landlord's Investment (as so adjusted, "LANDLORD'S INVESTMENT"); and (b) a percentage equal to three hundred (300) basis points over the ten (10) year United States Treasury rate as determined on a 30-day trading average immediately prior to the date of Tenant's notice of exercise pursuant to Section 1.

            (b) If within ten (10) days of the date of Tenant's notice of exercise to determine the applicable Minimum Rent for a subsequent Renewal Term pursuant to Section 1, Landlord and Tenant are unable to agree on the fair market value of the Premises for purposes of this calculation, such fair market value shall be established by the appraisal process described on Exhibit C. The Minimum Rent for the applicable Renewal Term must be finally determined by such appraisal process on or before twelve (12) months prior to the expiration of the then current Term or Tenant shall lose its right to extend the Term. Landlord and Tenant acknowledge and agree that this Section is designed to establish a fair market Minimum Rent for the Premises during the applicable Renewal Terms.

            2.4 RENEWAL TERM ADDITIONAL RENT. Except during the first Lease Year of any Renewal Term, Tenant shall pay to Landlord Additional Rent in each Renewal Term on a quarterly basis in arrears no more than forty-five (45) days after the end of each Lease Year quarter. The Additional Rent for each Renewal Term shall be calculated as provided in Section 2.2 except that the Base Gross Revenues and the Base Gross Revenues for the Meditrust Carolina Facilities for the purpose of determining such Additional Rent shall be the respective amount of Gross Revenues and Gross Revenues for the Meditrust Carolina Facilities for the first Lease Year of the applicable Renewal Term.

            2.5 TOTAL RENT. For all purposes of calculating and paying Minimum Rent and Additional Rent under this Lease, the total of the Minimum Rent plus Additional Rent payable by Tenant in any Lease Year will not be less than the total Minimum Rent plus Additional Rent paid by Tenant for the previous Lease Year.

            2.6 RENT CAP AND FLOOR.

            (a) Notwithstanding any of the other terms of this Section 2 but subject to subsections (b) and (d) below, the total of the Minimum Rent and Additional Rent due during each Lease Year shall not increase from one Lease Year to the next by an amount in excess of

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(i) TWO AND SEVEN-TENTHS PERCENT (2.7%), multiplied by (ii) the sum of the
Minimum Rent and the Additional Rent due during the immediately preceding Lease Year (the "ANNUAL RENT CAP"). For purposes of applying the Annual Rent Cap to the quarterly installments of Additional Rent due under Section 2.2, the Minimum Rent and Additional Rent due during each quarter of any Lease Year shall not increase by an amount in excess of one-fourth (1/4) of the Annual Rent Cap for the then applicable Lease Year.

            (b) The terms of subsection (a) above shall have no applicability in determining the calculation of the Minimum Rent or Additional Rent due during the first Lease Year of any Renewal Term.

            (c) Notwithstanding any of the other terms of this Lease but subject to subsection (d) below, in no event shall the Minimum Rent in the first Lease Year of any Renewal Term exceed ONE HUNDRED FIFTEEN PERCENT (115%) of the total Minimum Rent plus Additional Rent due for the last Lease Year in the Initial Term or preceding Renewal Term, as applicable.

            (d) Notwithstanding any of the other terms of this Section 2, the terms of Section 2.5 above shall continue to apply such that the sum of the Minimum Rent and the Additional Rent due during any Lease Year shall in no event be less than the sum of the Minimum Rent and the Additional Rent due during the immediately preceding Lease Year.

            (e) To the extent that subsection (a) above operates to limit the rent for any Lease Year, the amount of rent which would have otherwise been paid or payable by Tenant will be carried forward on a cumulative basis and will be paid by Tenant to Landlord in any subsequent Lease Year (other than the first Lease Year of a Renewal Term) to the extent that the total of the Minimum Rent and Additional Rent for such Lease Year is less than ONE HUNDRED TWO AND SEVEN-TENTHS PERCENT (102.7%) of the total of the Minimum Rent and Additional Rent for the then immediately preceding Lease Year.

            (f) To the extent that subsection (c) above operates to limit the Minimum Rent for any Renewal Term, the amount of rent which would have otherwise been paid or payable by Tenant in such Renewal Term will be carried forward and will be paid by Tenant to Landlord in the subsequent Renewal Term (evenly divided over all of the months in such subsequent Renewal Term) to the extent that the Minimum Rent for such subsequent Renewal Term is less than ONE HUNDRED FIFTEEN PERCENT (115%) of the total of the Minimum Rent and Additional Rent for the last Lease Year in the preceding Renewal Term.

            (g) For the purpose of comparing the total of Minimum Rent and Additional Rent from Lease Year to Lease Year pursuant to Sections 2.6(a) and 2.6(d) above, the increase in Minimum Rent by reason of any disbursement by Landlord pursuant to Section 8.3 or Section 8.4 of the Lease shall be treated as follows: (i) for the purpose of comparing the total rent in the Lease Year in which such disbursement is made against the total rent in the preceding Lease Year, such increase in Minimum Rent shall be ignored, and (ii) for the purpose of comparing the total rent in the Lease Year in which such disbursement is made to the total rent in the following Lease Year, such increase in Minimum Rent shall be deemed effective on the first day of the Lease Year in which the disbursement is made.

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            2.7 PRORATION FOR PARTIAL PERIODS. The rent for any month during the
Term which begins or ends on other than the first or last calendar day of a calendar month shall be prorated based on actual days elapsed.

            2.8 FORM FOR ADDITIONAL RENT. Tenant shall accompany each quarterly payment of Additional Rent with a completed calculation supporting such payment in a form mutually approved by Landlord and Tenant setting forth the final calculation of Additional Rent due with respect to such quarter.

            2.9 PAYMENT TERMS. All Rent and other payments to Landlord shall be paid by WIRE TRANSFER ONLY. Minimum Rent and all amounts to be paid concurrently therewith shall be paid in advance in equal monthly installments on or before the first (1st) business day of each calendar month (or, with respect to the first such payment due hereunder, on the Effective Date).

            2.10 ABSOLUTE NET LEASE. All Rent payments shall be absolutely net to Landlord, free of any and all Taxes, Other Charges, and operating or other expenses of any kind whatsoever, all of which shall be paid by Tenant. Tenant shall continue to perform its obligations under this Master Lease even if Tenant claims that it has been damaged by Landlord. Thus, Tenant shall at all times remain obligated under this Master Lease without any right of set-off, counterclaim, abatement, deduction, reduction or defense of any kind; provided, however, that the foregoing shall not preclude Tenant from bringing a separate action against Landlord for breach of its obligations under Section 24. Tenant's sole right to recover damages against Landlord under this Master Lease shall be to prove such damages in a separate action.

      3. LATE CHARGES. The late payment of Rent or other amounts due will cause Landlord to lose the use of such money and incur administrative and other expenses not contemplated under this Master Lease. While the exact amount of the foregoing is extremely difficult to ascertain, the parties agree that as a reasonable estimate of fair compensation to Landlord, if any Rent or other amount is not paid (a) within five (5) days after the due date for such payment, then Tenant shall thereafter pay to Landlord on demand a LATE CHARGE equal to FIVE PERCENT (5%) of such delinquent amounts, and (b) within ten (10) days after the due date for such payment, such unpaid amount shall ACCRUE INTEREST from such date at the "AGREED RATE" of FIVE PERCENT (5%) PLUS THE PRIME RATE of interest then charged by Wells Fargo Bank, N.A., San Francisco, CA.

      4. SECURITY DEPOSIT; COLLATERAL FOR LEASE OBLIGATIONS.

            4.1 Tenant shall maintain with Landlord cash securing Tenant's faithful performance of its obligations under this Master Lease (the "SECURITY DEPOSIT"), Letters of Credit (as defined in the LC Agreement) as partial collateral for the Master Lease obligations or a combination thereof (collectively, the "SECURITY DEPOSIT AND COLLATERAL"). Each Letter of Credit shall be in the form set forth in, and shall otherwise be in compliance with the terms of, the LC Agreement. Neither Letters of Credit, nor any proceeds from any draw on any Letter of Credit, shall constitute a security deposit or any part of the Security Deposit hereunder. The amount of the Security Deposit and the aggregate undrawn face amounts of all Letters of Credit comprising the Security Deposit and Collateral shall at all times during the Term be equal to, in the aggregate, FOUR MILLION SEVEN HUNDRED NINETY THOUSAND EIGHT HUNDRED THIRTY-EIGHT DOLLARS ($4,790,838), (the "SECURITY DEPOSIT AND COLLATERAL AMOUNT").

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            4.2 Landlord may apply the Security Deposit and Collateral (cash from the Security Deposit and proceeds of any draw on a Letter of Credit), in whole or in part, against any Event of Default, as otherwise permitted in any Letter Credit or may use such amounts for any other purpose allowed under applicable law. If Landlord so applies all or any portion of the Security Deposit and Collateral, Tenant shall, subject to the provisions of Section 4.3, within five (5) days of such application by Landlord and without the requirement of notice or demand by Landlord, deposit cash or post additional Letters of Credit such that the total amount of cash and undrawn face amounts of Letters of Credit comprising the Security Deposit and Collateral is equal to the Security Deposit and Collateral Amount.

            4.3 On or before the date (the "REPLACEMENT DATE"), as reasonably determined by Landlord and Tenant, that Letters of Credit become available to Tenant on commercially reasonable terms, Tenant shall have replaced the Security Deposit with Letters of Credit such that, on and after the Replacement Date, the Security Deposit and Collateral shall be represented entirely by Letters of Credit. Upon Landlord's receipt of any Letter of Credit provided by Tenant in exchange for a portion of the Security Deposit pursuant to this Section 4.3, Landlord shall promptly return to Tenant cash from the Security Deposit in the amount of the undrawn face amount of such Letter of Credit. In the absence of Landlord's prior written approval, which may be granted, withheld or conditioned in Landlord's sole and absolute discretion, the portion of the Security Deposit and Collateral represented by Letters of Credit prior to the Replacement Date shall not be decreased.

      5. TAXES AND OTHER CHARGES.

            5.1 TENANT'S OBLIGATIONS. At the end of the Term, all Taxes and Other Charges shall be prorated. Landlord shall promptly forward to Tenant copies of all bills and payment receipts for Taxes or Other Charges received by it. Tenant shall pay and discharge (including the filing of all required returns), prior to delinquency or imposition of any fine, penalty, interest or other cost ("PENALTY"), (a) "TAXES", consisting of any property (real and personal) and other taxes and assessments levied or assessed with respect to this Master Lease or any portion of the Premises during or prior to the Term or any amounts due under payment in lieu of taxes or impact fee agreements or similar arrangements (excluding any income tax of Landlord and any intangible, mortgage or transfer tax or stamps for its transfer of any interest in any portion of the Premises to any Person other than Tenant or any of its Affiliates), and (b) "OTHER CHARGES", consisting of any utilities and other costs and expenses of the Business or any portion of the Premises and all other charges, obligations or deposits assessed against any portion of the Premises during or prior to the Term. Tenant may pay the foregoing in permitted installments (whether or not interest accrues on the unpaid balance) when due and before any Penalty. If Tenant fails to pay as and when due any Tax or Other Charge, or any Penalty that may be assessed notwithstanding the foregoing provisions of this Section 5.1, and if thereafter Landlord (in its sole and absolute discretion) pays such Tax, Other Charge or Penalty, then, upon its receipt of Landlord's written notice of payment, Tenant shall pay Landlord an amount equal to any such Tax, Other Charge or Penalty for which Tenant is liable under this Master Lease. Tenant shall, prior to the Effective Date, pay all Taxes and Other Charges that are delinquent as of the day immediately prior to the Effective Date. Notwithstanding the foregoing provisions of this Section 5.1, Landlord shall remain named as the landowner and Tax payor on all real property Tax records concerning the Premises.

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            5.2 PROTESTS. Each party has the right, but not the obligation, in good faith to protest or contest (a "PROTEST") in whole or in part (a) the amount or payment of any Taxes or Other Charges and (b) the existence, amount or validity of any Lien (as defined in Section 8.1) by appropriate proceedings sufficient to prevent its collection or other realization and the sale, forfeiture or loss of any portion of the Premises or Rent to satisfy it (so long as it provides Landlord with reasonable security to assure the foregoing). If Tenant elects to pursue a Protest, Tenant shall diligently prosecute such Protest at its sole cost and expense and pay such Taxes, Other Charges or Lien before the imposition of any Penalty. Landlord will cooperate fully in any Protest that involves an amount assessed against it.

      6. INSURANCE.

            6.1 REQUIREMENTS. All insurance provided for in this Master Lease shall (i) be maintained under valid and enforceable policies issued by insurers licensed and approved to do business in the state(s) where the applicable Facility or portion of the Premises is located and having general policyholders and financial ratings of not less than "A-" and "X", respectively, in the then current Best's Insurance Report, and a claims paying ability rating from S&P of at least AA and the equivalent rating of at least one other rating agency, unless in either case Landlord agrees in the exercise of its reasonable judgment that the required insurance would not be available to Tenant on commercially reasonable terms from insurers with such ratings, (ii) name Landlord as an additional insured and, for the casualty policy referenced in this Section 6.1, as the owner and loss payable beneficiary, (iii) be on an "occurrence" basis, or, to the extent such insurance is not available at commercially reasonable rates in Landlord's reasonable judgment, on a "claims-made" basis, (iv) cover all of Tenant's operations at the applicable Facility or portion of the Premises, (v) provide that the policy may not be canceled except upon not less than thirty (30) days prior written notice to Landlord, unless Landlord shall agree, in its reasonable judgment, that insurance is not available to Tenant on such terms at commercially reasonable rates, and (vi) be primary and provide that any insurance with respect to any portion of the Premises maintained by Landlord is excess and noncontributing with Tenant's insurance. The parties hereby waive as to each other all rights of subrogation which any insurance carrier, or either of them, may have by reason of any provision in any policy issued to them, provided such waiver does not thereby invalidate such policy. Original policies or satisfactory insurer certificates evidencing the existence of the insurance required by this Master Lease and showing the interest of Landlord shall be provided to it prior to the commencement of the Term or, for a renewal policy, not less than ten (10) days prior to the expiration date of the policy being renewed. If Landlord is provided with a certificate, it may demand that Tenant provide a complete copy of the related policy within ten (10) days. Landlord shall review each such policy or certificate and, within a reasonable time following its receipt thereof, notify Tenant in writing whether the insurance evidenced by such policy or certificate complies with the requirements of this Master Lease. During the Term, Tenant shall maintain the following insurance and any claims thereunder shall be adjudicated by and at the expense of it or its insurance carrier:

            FIRE AND EXTENDED COVERAGE with respect to each Facility against loss or damage from all causes under standard "all risk" property insurance coverage with an agreed amount endorsement (such that the insurance carrier has accepted the amount of coverage and has agreed that there will be no co-insurance penalty), without exclusion for fire, lightning,

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windstorm, explosion, smoke damage, vehicle damage, sprinkler leakage, flood, vandalism, earthquake, malicious mischief or any other risks normally covered under an extended coverage endorsement, in amounts that are not less than the actual replacement value of such Facility and all Tenant Personal Property associated therewith (including the cost of compliance with changes in zoning and building codes and other laws and regulations, demolition and debris removal and increased cost of construction);

            COMMERCIAL GENERAL PUBLIC LIABILITY COVERAGE with respect to each Facility (including products liability and broad form coverage) against claims for bodily injury, death or property damage occurring on, in or about such Facility, affording the parties protection of not less than Five Million Dollars ($5,000,000) for bodily injury or death to any one person, not less than Ten Million Dollars ($10,000,000) for any one accident, and not less than One Million Dollars ($1,000,000) for property damage;

            PROFESSIONAL LIABILITY COVERAGE with respect to each Facility for damages for injury, death, loss of service or otherwise on account of professional services rendered or which should have been rendered, in a minimum amount of Five Million Dollars ($5,000,000) per claim and Ten Million Dollars ($10,000,000) in the aggregate;

            WORKER'S COMPENSATION COVERAGE with respect to each Facility for injuries sustained by Tenant's employees in the course of their employment and otherwise consistent with all applicable legal requirements;

            BOILER AND PRESSURE VESSEL COVERAGE with respect to each Facility on any fixtures or equipment which are capable of bursting or exploding, in an amount not less than Five Million Dollars ($5,000,000) for resulting damage to property, bodily injury or death and with an endorsement for boiler business interruption insurance;

            BUSINESS INTERRUPTION AND EXTRA EXPENSE COVERAGE with respect to each Facility for loss of rental value for a period not less than one (1) year, provided that, so long as Tenant continues to pay all Rent and other amounts due hereunder and no other Event of Default exists, Tenant shall be entitled to receive all proceeds of such business interruption insurance; and

            DEDUCTIBLES/SELF-INSURED RETENTIONS for the above policies shall not be greater than Fifty Thousand Dollars ($50,000), and Landlord shall have the right at any time to require a lower such amount or set higher policy limits, to the extent commercially available and reasonable and customary for similar properties. At such times and only so long as policies of insurance with deductibles or self-insured retentions not greater than Fifty Thousand Dollars ($50,000) are generally not available to operators of assisted living facilities owned by institutional landlords and similar to the Facilities at commercially reasonable rates, as jointly determined by Landlord and Tenant in their respective reasonable judgment, the deductibles or self-insured retentions on the policies of insurance required hereunder may be in such greater amount, as jointly determined by Landlord and Tenant in their respective reasonable judgment, that would result in the applicable policies being available at commercially reasonable rates, not to exceed Two Hundred Fifty Thousand Dollars ($250,000).

9393.9 (NHP Portfolio Lease)

            6.2 EXCEPTIONS TO INSURANCE REQUIREMENTS. Tenant has advised Landlord that, to the extent described on Schedule 3, it is not in compliance as of the Effective Date with the requirements set forth in Section 6.1. Tenant nonetheless represents and warrants to Landlord that the policies of insurance (including the deductible or self-insured retention provisions thereof) and risk management programs that Tenant has in effect as of the Effective Date are, and as may be in effect at any time during the Term will be, consistent with custom, practice and prudent management standards in the business and industry in which Tenant is engaged. As and when insurance meeting the requirements set forth in
Section 6.1 becomes generally available to operators of assisted living facilities owned by institutional landlords and similar to the Facilities at commercially reasonable rates, as jointly determined by Landlord and Tenant in their respective reasonable judgment, Tenant shall purchase and maintain such insurance. Tenant's non-compliance with the requirements of Section 6.1 shall not give rise to an Event of Default so long as (i) no other Event of Default then exists, (ii) such non-compliance is limited to the matters described on
Schedule 3, (iii) the representations and warranties set forth in this Section
6.2 remain true, correct and complete in all respects, and (iv) Tenant is in compliance with the other covenants contained in this Section 6.2 and Section 6.3.

            6.3 REIMBURSEMENT OF LANDLORD'S INSURANCE COSTS. During any Lease Year or portion thereof in which Tenant is not in compliance with the provisions of Section 6.1 (without consideration of the effect of Section 6.2), Tenant shall reimburse Landlord, within ten (10) days of Landlord's demand therefor, for the costs of the premiums of the general liability and environmental insurance policies maintained by Landlord, or contributions to self-insurance in lieu thereof, in connection with the Premises, which amount shall not exceed in any Lease Year the amount of TWO HUNDRED THOUSAND DOLLARS ($200,000) (as adjusted at the end of each Lease Year for increases since the Effective Date in the CPI). Tenant shall have no right to receive any proceeds or other benefits from any such insurance. For purposes of this Section 6.3, Tenant shall not be in compliance with Section 6.1 (without consideration of the effect of Section 6.2) at any such time that any insurance required hereunder is provided to Tenant by or through the "captive" insurance company described on Schedule 3, or any other similar captive insurance company.

            6.4 DETERMINATION OF COMMERCIAL REASONABLENESS. In the event that Landlord and Tenant are unable to agree on any matter in this Section 6 requiring a determination of commercial reasonableness, such determination shall be made by a reputable insurance company, consultant or expert (an "Insurance Arbitrator") with experience in the assisted living insurance industry as identified by Landlord in the exercise of its reasonable judgment. As a condition to a determination of commercial reasonableness with respect to any particular matter, the Insurance Arbitrator shall be capable of providing, procuring or identifying particular policies or coverages that would be available to Tenant and would satisfy the requirement in issue. The determinations made by any such experts shall be binding on Landlord and Tenant for purposes of this Section 6, and the costs, fees and expenses of the same shall be borne by Tenant.

      7. USE, REGULATORY COMPLIANCE AND PRESERVATION OF BUSINESS.

            7.1 PERMITTED USE; QUALIFIED CARE. Tenant shall continuously use and occupy each Facility during the Term as a licensed facility engaged in the respective Business

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                                       10
described on Schedule 2 with not less than the applicable number of beds or living units shown on Schedule 2 (with respect to each Facility, the "REQUIRED BED COUNT"), and for ancillary services relating thereto, but for no other purpose. Notwithstanding the foregoing, Tenant may permit at any one time the number of beds or living units, as applicable, at no more than thirty (30) individual Facilities (and not in the aggregate) to be one (1) bed or unit less than the Required Bed Count in such Facilities.

            7.2 REGULATORY COMPLIANCE . Tenant, each Facility and the other portions of the Premises shall comply in all material respects with all licensing and other laws and all CC&R's and other use or maintenance requirements applicable to the Business conducted thereon and, to the extent Tenant elects to participate in the same or as may be required by law to serve its resident population, all Medicare, Medicaid and other third-party payor certification requirements, including timely filing properly completed cost and other required reports, timely paying all expenses shown thereon, and ensuring that, to the extent Tenant has elected to participate in the same or as required by law to serve its respective resident population, each Facility continues to be fully certified for participation in Medicare and Medicaid throughout the Term and when each such Facility is returned to Landlord, all without any suspension, revocation, decertification or other material limitation other than those under which Tenant was operating immediately prior to the end of the Term. Further, Tenant shall not commit any act or omission that would in any way violate any certificate of occupancy affecting the any Facility, result in closure of the Business conducted at any Facility or result in the sale or transfer of all or any portion of any related certificate of need, bed rights or other similar certificate or license. During the Term, all inspection fees, costs and charges associated with a change of such licensure or certification ("CHANGE OF LICENSURE COSTS") shall be borne solely by Tenant. Notwithstanding the foregoing, except in the event that the Term has been terminated as a result of an Event of Default, Tenant shall not be responsible for any Change of Licensure Costs that would be ordinarily incurred by a new operator of any Facility under usual custom and practice in the applicable Business (e.g., application fees for licensure, costs of training personnel, legal costs in connection with the same), provided, however, that Tenant shall be required to effect any repairs to or modifications or Alterations of any Facility as may be necessary for a prospective new operator to obtain such licenses as may be required to operate the same consistent with Tenant's prior operation and otherwise in material compliance with all applicable laws. In all events, Tenant shall cooperate in good faith, at no out-of-pocket expense to itself, with the efforts of any prospective new operator of any Facility to obtain licensure.

            7.3 PRESERVATION OF BUSINESS. Tenant acknowledges that a fair return to Landlord on and protection of its investment in the Premises is dependent, in part, on Tenant's dedication to the Business and the concentration on each Facility of similar businesses of Tenant and its Affiliates in the geographical area of such Facility. Tenant further acknowledges that the diversion of residents or patient care activities from any Facility to other facilities owned or operated by Tenant or its Affiliates at any time during the Term will have a material adverse affect on the value and utility of such Facility. Therefore, Tenant agrees that during the Term and for a period of one (1) year thereafter, neither Tenant nor any of its Affiliates shall, without the prior written consent of Landlord: (i) operate, own, participate in or otherwise receive revenues from any other business providing services similar to those of the Business of any Facility within an eight (8) mile radius of such Facility, provided, however, that Tenant and its Affiliates may continue to operate, own, manage, participate in or otherwise receive revenues

9393.9 (NHP Portfolio Lease)
from any of the facilities listed on Schedule 4 (each an "EXEMPT FACILITY") so long as, after the date hereof, no aspects of the operations or management of any Exempt Facility are changed in any manner that results in such Exempt Facility becoming more competitive with any Facility, provided, however that routine maintenance and capital expenditures in the ordinary course of business and minor variations in the number of beds or living units, as applicable, in such other facilities shall not be deemed to violate the foregoing, (ii) except as is necessary to provide residents or patients with an alternative level of care, recommend or solicit the removal or transfer of any resident or patient from any Facility to any other nursing, health care, senior housing or retirement housing facility or divert actual or potential residents, patients or care activities of the Business conducted at any Facility to any other facilities owned or operated by Tenant or its Affiliates or from which they receive any type of referral fees or other compensation for transfers, or (iii) employ for other businesses any management or supervisory personnel working on or in connection with any portion of the Business or any Facility.

      8. ACCEPTANCE, MAINTENANCE, UPGRADE, ALTERATION AND ENVIRONMENTAL.

            8.1 ACCEPTANCE "AS IS"; NO LIENS. Tenant acknowledges it has leased, occupied and conducted operations at each Facility, that it is presently engaged in operations like the Business conducted at each Facility in the state where such Facility is located and has expertise in such industry and, in deciding to enter into this Master Lease, has not relied on any representations or warranties, express or implied, of any kind from Landlord. Tenant has examined the condition of title to and thoroughly investigated the Premises, has selected the Premises to its own specifications, has concluded that no improvements or modifications to them are required in order to conduct the Business, and accepts them on an "AS IS" basis and assumes all responsibility and cost for the correction of any observed or unobserved deficiencies or violations. Notwithstanding its right to Protest set forth in Section 5.2, Tenant shall not cause or permit any lien, encumbrance, levy or attachment (a "LIEN"), except a Permitted Tenant Property Lien (as defined below) and except as otherwise may be expressly permitted under this Master Lease, to be placed or assessed against any portion of the Premises or the operation thereof for any reason.

            8.2 TENANT'S MAINTENANCE OBLIGATIONS. Tenant shall (a) keep and maintain the Premises in good appearance, repair and condition and maintain proper housekeeping, (b) promptly make all repairs (interior and exterior, structural and nonstructural, ordinary and extraordinary, foreseen and unforeseen) necessary to keep each Facility in good and lawful order and condition and in substantial compliance with all applicable requirements and laws relating to the Business conducted thereon, including if Tenant has elected to participate therein or if otherwise applicable certification for participation in Medicare and Medicaid, and (c) keep and maintain all Landlord and Tenant Personal Property in good condition, ordinary wear and tear excepted, and repair and replace such property consistent with prudent industry practice.

            8.3 UPGRADE EXPENDITURES.

            (a) Without limiting Tenant's obligations to maintain the Premises under this Lease, within thirty (30) days after the end of each Lease Year commencing with the end of the applicable Lease Year shown on Schedule 2, Tenant shall provide Landlord with evidence satisfactory to Landlord in the reasonable exercise of Landlord's discretion that Tenant has in

9393.9 (NHP Portfolio Lease)
such Lease Year spent on Upgrade Expenditures for each Facility an amount at least equal to the Required Average Upgrade Expenditures when averaged with the Upgrade Expenditures made in the then three (3) previous Lease Years with respect to such Facility. As used herein, the "REQUIRED AVERAGE UPGRADE EXPENDITURES" for any Lease Year shall be calculated as follows: In the first
(1st) Lease Year an amount shall be calculated equal to the amount shown for each Facility on Schedule 2 times the number of units in such Facility. For each subsequent Lease Year, the calculated amount for the previous Lease Year shall be increased for increases in the CPI. "UPGRADE EXPENDITURES" means expenditures for (i) upgrades or improvements to each Facility that have the effect of maintaining or improving its competitive position in its respective marketplace, including new or replacement wallpaper, tiles, window coverings, lighting fixtures, painting, upgraded landscaping, carpeting, architectural adornments, common area amenities and the like, but excluding capital improvements or repairs (including repairs or replacements of the roof, structural elements of the walls, parking area or the electrical, plumbing, HVAC or other mechanical or structural systems), and (ii) other improvements to each Facility as reasonably approved by Landlord, which shall include those matters, if any, that Landlord has approved in writing as of the Effective Date based on descriptions and budgets that Tenant has provided prior thereto.

            (b) During the first three (3) years following the Effective Date, Landlord shall make available to Tenant funds in the total amount of FOUR MILLION DOLLARS ($4,000,000), which shall be used by Tenant for the purposes of making capital improvements to the Premises (the "CAPEX FUNDS"). From time to time, but not more often than once in any calendar month and provided that no Event of Default is then continuing, Landlord shall disburse the CapEx Funds in order to reimburse Tenant for capital expenditures incurred by Tenant with respect to the Premises, subject to the following conditions: (i) the expenditures been approved by Landlord in its reasonable discretion (Tenant has delivered the proposed schedule of capital improvements set forth on Schedule 8 attached hereto for Landlord's review and approval); (ii) Tenant's request for disbursement shall be accompanied with such supporting documentation evidencing the expenditure as Landlord may reasonably require; (iii) such amount shall be requested and such capital improvements shall be completed within the first three (3) years following the Effective Date; (iv) the annual Minimum Rent shall be increased by the product of (a) the amount of such CapEx Funds disbursed, and
(b) a percentage equal to the greater of (I) eleven and one-half percent (11.5%) per annum, or (II) Landlord's then market lease rate, not to exceed thirteen percent (13%) per annum (as such funds are advanced from time to time); which increased Minimum Rent shall be due and payable by Tenant on the first business day of each calendar month; (v) Landlord's Investment shall be increased by the amount of such CapEx Funds disbursed by Landlord; and (vi) if Landlord requests, Landlord and Tenant shall execute an amendment or amendments to this Lease evidencing the disbursement of such CapEx Funds and the applicable increases to Minimum Rent and Landlord's Investment.

            8.4 ALTERATIONS BY TENANT. Tenant may alter, improve, exchange, replace, modify or expand (collectively, including any work performed in connection with any Upgrade Expenditure, "ALTERATIONS") the Facilities, equipment or appliances in the Premises from time to time as it may determine is desirable for the continuing and proper use and maintenance of the Premises; provided, that any Alterations (excluding Alterations made with CapEx Funds) in excess of FIFTY THOUSAND DOLLARS ($50,000) with respect to any individual Facility in any rolling twelve (12) month period shall require Landlord's prior written consent; provided further,

9393.9 (NHP Portfolio Lease)
that any Alterations to the Premises must satisfy the requirements set forth in Sections 4(4).02 and .03 of Revenue Procedure 75-21, 1975-1 C.B. 715, as modified by Revenue Procedure 79-48, 1979-2 C.B. 529. All Alterations shall immediately become a part of the Premises and the property of Landlord subject to this Master Lease, and except to the extent that Landlord in its sole and absolute discretion agrees to fund them following Tenant's written request therefor, the cost of all Alterations or other purchases, whether undertaken as an on-going licensing, Medicare, Medicaid or other regulatory requirement, or otherwise shall be borne solely by Tenant. Any amounts so funded by Landlord shall (i) concurrently with such funding be added to Landlord's Investment, and
(ii) shall not, unless expressly agreed by Landlord to the contrary, in its sole and absolute discretion, constitute Upgrade Expenditures. All Alterations shall be done in a good and workmanlike manner in compliance with all applicable laws and the insurance required under this Master Lease. Notwithstanding the foregoing, any equipment acquired by Tenant at Tenant's sole cost and expense that expands the services provided to the residents of any Facility, rather than replaces existing equipment at such Facility, or replaces existing Tenant Personal Property, or is otherwise permitted under Section 9.2, and that does not constitute a fixture (under the real property law of the State in which such Facility is located), shall constitute Tenant Personal Property subject to the security interest granted to Landlord in Section 9.2. So long as there is no continuing Event of Default, Tenant may remove at any time and dispose of the equipment described in the preceding sentence free and clear of an security interest of Landlord. Tenant further agrees to (x) periodically, but not less than once per fiscal quarter, provide Landlord with information regarding all Alterations and general maintenance activities that Tenant has engaged in or intends to engage in during the succeeding fiscal quarter with respect to the Premises, and (y) make appropriate officers available periodically for consultation with representatives of Landlord with respect to matters relating to ongoing Alterations to, and the general maintenance of, the Premises.

            8.5 HAZARDOUS MATERIALS. Tenant's use of the Premises (i) shall comply with all Hazardous Materials Laws, (ii) shall not result in any Hazardous Materials Claims and (iii) shall not involve any Environmental Activities. If
(x) any Environmental Activities occur, (y) if Landlord or Tenant receive any notice of any Hazardous Materials Claims, or (z) if Tenant's use of any portion of the Premises results in any violation of any Hazardous Materials Law, or Landlord has a reasonable belief that any of the foregoing has occurred, then Tenant shall promptly obtain all permits and approvals necessary to remedy any such actual or suspected problem through the removal of Hazardous Materials or otherwise, and upon Landlord's approval of the remediation plan, remedy any such problem to the satisfaction of Landlord and all applicable governmental authorities, in accordance with all Hazardous Materials Laws and good business practices. Tenant shall immediately advise Landlord in writing of (a) any Environmental Activities, (b) any violation of any Hazardous Materials Laws; (c) any Hazardous Materials Claims against Tenant or any portion of the Premises;
(d) any remedial action taken by Tenant in response to any Hazardous Materials Claims or any Hazardous Materials on, under or about any portion of the Premises in violation of any Hazardous Materials Laws; (e) Tenant's discovery of any occurrence or condition on or in the vicinity of any portion of the Premises that materially increase the risk that any portion of the Premises is or will be exposed to Hazardous Materials; and (f) all communications to or from Tenant, any governmental authority or any other Person relating to Hazardous Materials Laws or Hazardous Materials Claims with respect to any portion of the Premises, including copies thereof. Notwithstanding any other provision of this Master Lease, if any Hazardous Materials are discovered on, under or about any portion of

9393.9 (NHP Portfolio Lease)
the Premises, or any violation of any Hazardous Materials Law or any Hazardous Materials Claim occurs, the Term shall be automatically extended and this Master Lease shall remain in full force and effect until the earlier to occur of the completion of all remedial action or monitoring, as approved by Landlord, in accordance with all Hazardous Materials Laws, or the date specified in a written notice from Landlord to Tenant terminating this Master Lease (which date may be subsequent to the date upon which the Term was to have expired). Landlord shall have the right, at Tenant's sole cost and expense (including, without limitation, Landlord's reasonable attorneys' fees and costs) and with counsel chosen by Landlord, to join, participate in and direct, as a party if it so elects, any legal proceedings or actions initiated in connection with any Hazardous Materials Claims.

      9. TENANT PROPERTY AND SECURITY INTEREST.

            9.1 TENANT PROPERTY. Tenant shall obtain, install, maintain and update all items of furniture, fixtures, supplies and equipment not included as Landlord Personal Property as shall be necessary or reasonably appropriate to operate each Facility in compliance with this Master Lease ("TENANT PERSONAL PROPERTY" and with "TENANT INTANGIBLE PROPERTY", "TENANT PROPERTY"). "TENANT INTANGIBLE PROPERTY" means all the following at any time owned by Tenant in connection with its use of any portion of the Premises: Medicare, Medicaid and other accounts and proceeds thereof; rents, profits, income or revenue derived from such operation or use; all documents, chattel paper, instruments, contract rights (including contracts with residents, employees and third-party payors), deposit accounts, general intangibles and choses in action; refunds of any Taxes or Other Charges; licenses and permits necessary or desirable for Tenant's use of any portion of the Premises, including any applicable certificate of need or other similar certificate, and the exclusive right to transfer, move or apply for the foregoing and manage the Business conducted at any portion of the Premises (including the right to apply for permission to reduce the licensed bed complement, take any of the licensed beds out of service or move the beds to a different location); and the right use, at no cost, expense or royalty, for up to three (3) years following the termination of this Master Lease for any reason other than the expiration of the then Term or the default by Landlord, the names "Clare Bridge," "Wynwood" and "Sterling House" and all reasonable variations and replacements or substitutions thereof.

            9.2 LANDLORD'S SECURITY INTEREST AND FINANCING STATEMENTS. The parties intend that if Tenant defaults under this Master Lease, Landlord will control the Tenant Personal Property and the Tenant Intangible Property (to the extent assignable in accordance with applicable law and with the applicable terms and provisions thereof) so that Landlord or its designee can operate or re-let each Facility and associated personal property intact for use as a licensed facility engaged in the applicable Business. Therefore, to implement the intention of the parties, and for the purpose of securing the payment and performance of Tenant's obligations under this Master Lease, Tenant, as debtor, hereby grants to Landlord, as secured party, a security interest in and an express contractual Lien upon, all of Tenant's right, title and interest in and to the Tenant Personal Property and the Tenant Intangible Property (to the extent assignable in accordance with applicable law and with the applicable terms and provisions thereof) and any and all products and proceeds thereof, in which Tenant now owns or leases or hereafter acquires an interest or right. This Master Lease constitutes a security agreement covering all such Tenant Personal Property and Tenant Intangible Property (to the extent assignable in accordance with applicable law), and Tenant shall keep such Tenant Property free and clear of all Liens other than

9393.9 (NHP Portfolio Lease)

Liens in favor of Landlord and Permitted Tenant Property Liens (as defined below). The security interest granted to Landlord hereunder is intended by the parties to be subordinate to any security interest granted in Tenant Personal Property in connection with the financing or leasing of all or any portion thereof, so long as the lessor or financier agrees to give Landlord written notice of any default by Tenant under the terms of such arrangement and a reasonable time following such notice to cure any such default and to consent to Landlord's written assumption of such arrangement upon curing such default ("PERMITTED TENANT PROPERTY LIENS"). This security interest and agreement shall survive the termination of this Master Lease resulting from an Event of Default. Tenant shall pay all filing and reasonable record search fees and other costs for such additional security agreements, financing statements, fixture filings and other documents as Landlord may reasonably require to perfect or continue the perfection of its security interest. Notwithstanding the foregoing, Tenant shall be entitled to purchase, finance and/or lease vehicles or supplies, which shall not be deemed or construed to be Landlord Personal Property and, with respect to which, Tenant shall have no obligation to cause any applicable lessor or financier to provide Landlord with the notice, cure and assumption rights described hereinabove.

            9.3 LANDLORD PERSONAL PROPERTY. Landlord and Tenant acknowledge that, as of the Effective Date, there is no Landlord Personal Property relating to the Meditrust Carolina Facilities. In the event that Landlord, in its sole and absolute discretion, funds the acquisition of any personal property by Tenant relating to the Meditrust Carolina Facilities after the Effective Date, all such personal property shall be considered Landlord Personal Property.

      10. FINANCIAL, MANAGEMENT AND REGULATORY REPORTS. Tenant shall provide Landlord with the reports listed in Exhibit F at the time described therein, and such other information about it or the operations of the Premises and Business as Landlord may reasonably request from time to time. All financial information provided shall be prepared in accordance with generally accepted accounting principles consistently applied. If Tenant becomes subject to any reporting requirements of the Securities and Exchange Commission during the Term, it shall concurrently deliver to Landlord such reports as are delivered pursuant to applicable securities laws.

      11. REPRESENTATIONS AND WARRANTIES.

            11.1 BY LANDLORD . Landlord represents and warrants to Tenant that:

            (a) this Master Lease and all other documents executed or to be executed by Landlord in connection herewith have been duly authorized and shall be binding upon Landlord;

            (b) each entity comprising Landlord is duly formed, validly existing and in good standing under the laws of the State of its formation and is duly authorized and qualified to perform this Master Lease within the state(s) where any portion of the Premises is located; and

            (c) neither this Master Lease nor any other document executed or to be executed in connection herewith violates the terms of any other agreement of any entity comprising Landlord.

            11.2 BY TENANT. Tenant represents and warrants to Landlord that:

9393.9 (NHP Portfolio Lease)

            (a) this Master Lease and all other documents executed or to be executed by Tenant in connection herewith have been duly authorized and shall be binding upon Tenant;

            (b) each entity comprising Tenant is duly formed, validly existing and in good standing under the laws of the State of its formation and at least one of such entities is duly authorized and qualified to perform this Master Lease within the State(s) where any portion of the Premises is located;

            (c) neither this Master Lease nor any other document executed or to be executed by Tenant in connection herewith violates the terms of any other agreement of any entity comprising Tenant;

            (d) all documents, plans, surveys and other data or information, including financial data and information, related to the Meditrust Carolina Facilities and prepared by or on behalf of Tenant and provided by or on behalf of Tenant to Landlord in connection with the transactions contemplated in this Master Lease, are true, correct and complete in all material respects and disclose all material facts with no material omissions with respect thereto;

            (e) Tenant holds good and marketable title to, and the entire right, title, and interest in, the Tenant Property located in the Meditrust Carolina Facilities, free and clear of any and all leases, Liens, encumbrances, or other liabilities, except as otherwise permitted under Section 9.2;

            (f) there are no Liens encumbering title to any of the Meditrust Carolina Facilities arising by, through or under Tenant;

            (g) each Meditrust Carolina Facility has available to its boundaries adequate utilities, including without limitation, adequate water supply, storm and sanitary sewage facilities, telephone, gas, electricity and fire protection, as is required for the operation of such Meditrust Carolina Facility as contemplated under this Master Lease;

            (h) except to the extent set forth to the contrary on Schedule 5, to the best of Tenant's knowledge, the improvements at each Meditrust Carolina Facility and each portion thereof (i) have been constructed in a good and workmanlike manner, free from material defects and in material compliance with all applicable laws, and (ii) are in good condition and repair, free from material defects and in material compliance with all applicable laws and CC&R's;

            (i) except to the extent set forth to the contrary on Schedule 5, to the best of Tenant's knowledge, each Meditrust Carolina Facility is properly zoned for its current use and intended use hereunder, and the real property comprising each Meditrust Carolina Facility and the operation and use thereof, including all boundary line adjustments to such real property, materially comply with all applicable laws including laws concerning the subdivision of real property;

            (j) except to the extent set forth to the contrary on Schedule 5, to the best of Tenant's knowledge, there are not now, and have not been during Tenant's occupancy of the Meditrust Carolina Facilities under the Meditrust Lease Documents, (i) any Hazardous Materials installed or stored in or otherwise present or existing at, on, in or under any Meditrust Carolina

9393.9 (NHP Portfolio Lease)

Facility, (ii) any Environmental Activities at any Meditrust Carolina Facility,
(iii) any Hazardous Materials Claims at any Meditrust Carolina Facility, and
(iv) any violation of any Hazardous Materials Law affecting any Meditrust Carolina Facility;

            (k) except to the extent set forth to the contrary on Schedule 5, to the best of Tenant's knowledge, there are no soil conditions adversely affecting any Meditrust Carolina Facility;

            (l) except to the extent set forth to the contrary on Schedule 5, Tenant has received no notice and to the best of its knowledge has no knowledge that (i) any government agency or any employee or official thereof considers that the conduct of the Business at any Meditrust Carolina Facility, or the operation or use of any Meditrust Carolina Facility for its current use, has failed or will fail to materially comply with any applicable law, (ii) any investigation has been commenced or is contemplated respecting any such possible or actual failure of the Business conducted at any Meditrust Carolina Facility, or the operation or use of any Meditrust Carolina Facility for its current use, to materially comply with any applicable law, other than routine deficiencies noted in connection with licensing surveys and inspections, each of which is or shall promptly be addressed in an appropriate plan of correction in accordance with applicable law, and (iii) there are any unsatisfied requests for repairs, restorations or alterations with regard to any Meditrust Carolina Facility from any person, entity or authority, including, any lender, insurance carrier or governmental authority, other than routine deficiencies noted in connection with licensing surveys and inspections, each of which is or shall promptly be addressed in an appropriate plan of correction in accordance with applicable law;

            (m) except to the extent set forth to the contrary on Schedule 5, there are no material actions, suits or proceedings pending or threatened before or by any judicial, administrative or union body, any arbiter or any governmental authority, against or affecting Tenant, or any Meditrust Carolina Facility or any portion thereof or the transactions contemplated by, or the enforceability of, this Master Lease, and there are no existing or, to the best of Tenant's knowledge, proposed or threatened eminent domain or similar proceedings which would affect title or access to any Meditrust Carolina Facility in any manner whatsoever;

            (n) Tenant has obtained and holds all consents, approvals, licenses, permits and other permissions related to leasing the Meditrust Carolina Facilities from Landlord, operating the Meditrust Carolina Facilities as contemplated under this Master Lease and conducting the Business thereon and the other matters and transactions contemplated herein as are required or Tenant under any applicable law;

            (o) except to the extent set forth to the contrary on Schedule 5, immediately prior to the Effective Date (i) there were no existing breaches of or defaults or events of default under any Meditrust Lease Document by any entity comprising Tenant or, to the best of Tenant's knowledge, by any entity comprising Meditrust Landlord, and (ii) all rent, taxes, expenses and other charges owed by any Tenant under any Meditrust Lease Document to Meditrust Landlord or any other Person have been paid or otherwise satisfied.

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                                       18

      12. EVENTS OF DEFAULT. The occurrence of any of the following events will constitute an "EVENT OF DEFAULT" on the part of Tenant, and there shall be no cure period therefor except as otherwise expressly provided:

            (a) Tenant's failure to pay within five (5) calendar days of the date when due any Minimum Rent, Additional Rent, Taxes, Other Charges or other payments required under this Master Lease;

            (b) [Intentionally-Omitted];

            (c) [Intentionally-Omitted];

            (d) A material default by Tenant or any Affiliate of Tenant (i) the LC Agreement, (ii) any other lease, agreement or obligation between it and Landlord or any of its Affiliates which is not cured within any applicable cure period specified therein, or (iii) any other lease agreement or obligation between it and JER/NHP Senior Living Acquisition, LLC or any of its Affiliates, provided that NHP is then a member of JER/NHP Senior Housing, LLC, or (iv) under any other obligation which affects the Premises, which material default has not been waived or cured in accordance with the applicable agreement;

            (e) (i) Any material misstatement or omission of fact in any written report, notice or communication from Tenant to Landlord with respect to Tenant, the Premises or the Business, or (ii) any representation or warranty made by Tenant in this Master Lease proves to have been false, incorrect, misleading or incomplete when made;

            (f) The failure to perform or comply with (i) the provisions of
Section 6, or (ii) the provisions of Section 16;

            (g) (i) Tenant shall generally not pay its debts as they become due, or shall admit in writing its inability to pay its debts generally, or shall make an assignment of all or substantially all of its property for the benefit of creditors; (ii) a receiver, trustee or liquidator shall be appointed for either of them or any of their property, if within three (3) business days of such appointment Tenant does not inform Landlord in writing that they intend to cause such appointment to be discharged or such discharge is not diligently prosecuted to completion within sixty (60) days after the date of such appointment; (iii) the filing by either of them of a voluntary petition under any federal bankruptcy or state law to be adjudicated as bankrupt or for any arrangement or other debtor's relief; or (iv) the involuntary filing of such a petition against either of them by any other party, unless Tenant within three
(3) business days of such filing informs Landlord in writing of their intent to cause such petition to be dismissed, such dismissal is diligently prosecuted and such petition is dismissed within ninety (90) days after filing; or

            (h) The failure to perform or comply with any other provision of this Master Lease not requiring the payment of money and not set forth in Sections 12(b)-(g) above unless (i) within three (3) business days of Tenant's receipt of a notice of default from Landlord, Tenant gives Landlord notice of its intent to cure such default; and (ii) Tenant cures it either (x) within thirty (30) days after such notice from Landlord or (y) if such default cannot with due diligence be so cured because of the nature of the default or delays beyond the control of Tenant and cure after such period will not have a materially adverse effect upon any portion of the Premises or

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                                       19
any portion of the Business, then such default shall not constitute an Event of Default if Tenant uses its best efforts to cure such default by promptly commencing and diligently pursuing such cure to the completion thereof and cures it within one hundred twenty (120) days after such notice from Landlord.

      13. REMEDIES. Upon the occurrence of an Event of Default, Landlord may exercise all rights and remedies under this Master Lease and the laws of the state(s) where the Premises are located that are available to a lessor of real and personal property in the event of a default by its lessee, and as to the Tenant Property, all remedies granted under the laws of such state(s) to a secured party under its Uniform Commercial Code. Landlord shall have no duty to mitigate damages unless required by applicable law and shall not be responsible or liable for any failure to relet any of the Premises or to collect any rent due upon any such reletting. Tenant shall pay Landlord, immediately upon demand, all expenses incurred by it in obtaining possession and reletting any of the Premises, including fees, commissions and costs of attorneys, architects, agents and brokers.

            13.1 GENERAL. Without limiting the foregoing, Landlord shall have the right (but not the obligation) to do any of the following upon an Event of
Default: (a) sue for the specific performance of any covenant of Tenant as to which it is in breach; (b) enter upon any portion of the Premises, terminate this Master Lease, dispossess Tenant from the Premises and/or collect money damages by reason of Tenant's breach, including the acceleration of all Rent which would have accrued after such termination and all obligations and liabilities of Tenant under this Master Lease which survive the termination of the Term; (c) elect to leave this Master Lease in place and sue for Rent and other money damages as the same come due; (d) (before or after repossession of the Premises pursuant to clause (b) above and whether or not this Master Lease has been terminated) relet any portion of the Premises to such tenant(s), for such term(s) (which may be greater or less than the remaining balance of the Term), rent, conditions (which may include concessions or free rent) and uses as it may determine in its sole discretion and collect and receive any rents payable by reason of such reletting; and (e) sell any Tenant Property in a non-judicial foreclosure sale.

            13.2 RECEIVERSHIP. Tenant acknowledges that a Catastrophic Event of Default will materially and irreparably impair the value of Landlord's investment in the Premises. Therefore, in addition to its other rights and remedies, upon a Catastrophic Event of Default Landlord shall have the right to petition any appropriate court for the appointment of a receiver to take possession of the Premises or applicable Facility, to manage the operation of the Premises or applicable Facility, to collect and disburse all rents, issues, profits and income generated thereby and to the extent applicable and possible, to preserve or replace any affected license or provider certification for the Premises or applicable Facility or to otherwise substitute the licensee or provider thereof (the "RECEIVERSHIP"). If Landlord commences the Receivership, the receiver shall be paid a reasonable fee for its services and all such fees and other expenses of the Receivership shall be paid in addition to, and not in limitation of, the Rent otherwise due to Landlord hereunder. Tenant irrevocably consents to the Receivership upon a Catastrophic Event of Default and thus stipulates to and agrees not to contest the appointment of a receiver under such circumstances and for such purposes. Landlord's right and remedy to obtain a Receivership pursuant to this Section 13.2 shall not prevent, limit or otherwise impair Landlord from seeking or obtaining the appointment of a receiver upon any Event of Default other than a Catastrophic

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                                       20

Event of Default with respect to all or any portion of the Premises in accordance with applicable law.

            13.3 REMEDIES CUMULATIVE; NO WAIVER. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and each and every right and remedy shall be cumulative and in addition to any other right or remedy given hereunder or now or hereafter existing at law or in equity. Any notice or cure period provided herein shall run concurrently with any provided by applicable law. No failure of Landlord to insist at any time upon the strict performance of any provision of this Master Lease or to exercise any option, right, power or remedy contained herein shall be construed as a waiver, modification or relinquishment thereof as to any similar or different breach (future or otherwise) by Tenant. Landlord's receipt of any rent or other sum due hereunder (including any late charge) with knowledge of any breach shall not be deemed a waiver of such breach, and no waiver by Landlord of any provision of this Master Lease shall be effective unless expressed in a writing signed by it.

            13.4 PERFORMANCE OF TENANT'S OBLIGATIONS. If Tenant at any time shall fail to make any payment or perform any act on its part required to be made or performed under this Master Lease, after expiration of applicable notice or cure periods as expressly provided herein, if any, then Landlord may, without waiving or releasing Tenant from any obligations or default hereunder, make such payment or perform such act for the account and at the expense of Tenant, and enter upon any portion of the Premises for the purpose of taking all such action as may be reasonably necessary. No such entry shall be deemed an eviction of Tenant. All sums so paid by Landlord and all necessary and incidental costs and expenses (including reasonable attorneys' fees and expenses) incurred in connection with the performance of any such act by it, together with interest at the Agreed Rate from the date of the making of such payment or the incurring of such costs and expenses, shall at Landlord's option, which may be exercised in Landlord's sole and absolute discretion, either be payable by Tenant to Landlord on demand or added to Landlord's Investment.

      14. PROVISIONS ON TERMINATION.

            14.1 SURRENDER OF POSSESSION. On the expiration of the Term or earlier termination or cancellation of this Master Lease (the "TERMINATION DATE"), Tenant shall deliver to Landlord or its designee possession of (a) each Facility and associated Landlord Personal Property, if any, in a neat and clean condition and in as good a condition as existed at the date of their possession and occupancy pursuant to this Master Lease, ordinary wear and tear excepted,
(b) a fully operational Business at each Facility including, at Tenant's sole cost except to the extent provided to the contrary in Section 7.2, any Alterations necessitated by, or imposed in connection with, a change of ownership inspection survey for the transfer of operation of any portion of the Premises to Landlord or its designee, and (c) provided that Landlord or its designee executes an agreement, in form and substance reasonably acceptable to such party, confirming its obligation to maintain such records for a period equal to the longer of (i) the applicable statute of limitations, or (ii) the period required by applicable law, all patient charts and resident records along with appropriate resident consents if necessary and copies of all its books and records relating to the Business and the Premises. Accordingly, Tenant shall not at any time during or after the Term seek to transfer, surrender, allow to lapse, or grant any security

9393.9 (NHP Portfolio Lease)
interest or any other interest in and to the licenses, permits or certifications relating to any portion of the Business or any portion of the Premises, nor shall Tenant commit or omit any act that would jeopardize any portion of the Business or any licensure or certification of any portion of the Premises. Tenant shall cooperate fully with Landlord or its designee in transferring or obtaining all necessary licenses and certifications for Landlord or its designee, and Tenant shall comply with all requests for an orderly transfer of the Business, Facility licenses, and Medicare and Medicaid certifications and possession at the time of its surrender of the Premises to Landlord or its designee. Subject to all applicable laws and to the applicable limitations set forth in Section 14.3, Tenant hereby assigns, effective upon the Termination Date, all rights to operate the facility to Landlord or its designee including all required licenses and permits and all rights to apply for or otherwise obtain them, and all other nonproprietary Tenant Intangible Property relating to any portion of the Premises.

            14.2 REMOVAL OF TENANT PERSONAL PROPERTY. Provided that no Event of Default then exists, in connection with the surrender of the Premises, Tenant may upon at least five (5) business days prior notice to Landlord remove from the Premises in a workmanlike manner all Tenant Personal Property, leaving the Premises in good and presentable condition and appearance, including repair of any damage caused by such removal; provided that Landlord shall have the right and option, subject to the approval of any lienholder permitted under Section 9.2, to purchase the Tenant Personal Property (excluding vehicles) for its then net book value during such five (5) business day notice period, in which case Tenant shall so convey the Tenant Personal Property to Landlord by executing a bill of sale in a form reasonably required by Landlord. If there is any Event of Default then existing, Tenant will not remove any Tenant Personal Property from the Premises and instead will, on demand from Landlord, convey it to Landlord for no additional consideration by executing a bill of sale in a form reasonably required by Landlord. Title to any Tenant Personal Property which is not removed by Tenant as permitted above upon the expiration of the Term shall, at Landlord's election, vest in Landlord; provided, however, that Landlord may remove and store or dispose at Tenant's expense any or all of such Tenant Personal Property which is not so removed by Tenant without obligation or accounting to Tenant.

            14.3 MANAGEMENT OF PREMISES. Commencing on the Termination Date, Landlord or its designee, upon written notice to Tenant, may elect to assume the responsibilities and obligations for the management and operation of the Business and Tenant agrees to cooperate fully to accomplish the transfer of such management and operation without interrupting the operation of the Business. Tenant agrees that Landlord or its designee may operate the Business under Tenant's licenses and certifications to the extent allowed under applicable law pending the issuance of new licenses and certifications to Landlord or its designee. Tenant shall not commit any act or be remiss in the undertaking of any act that would jeopardize any licensure or certification of any portion of the Premises, and Tenant shall comply with all requests for an orderly transfer of any and all facility and other licenses, Medicare and Medicaid certifications to the extent that Tenant is participating therein and possession of the Premises at the time of any such surrender.

            14.4 HOLDING OVER. If Tenant shall for any reason remain in possession of any portion of the Premises after the Termination Date, such possession shall be a month-to-month tenancy during which time Tenant shall pay as rental on the first (1st) business day of each month

9393.9 (NHP Portfolio Lease)

ONE AND ONE-HALF (1 1/2) TIMES the total of the monthly Minimum Rent payable with respect to the last Lease Year plus all additional charges accruing during the month and all other sums, if any, payable by Tenant pursuant to this Master Lease. Nothing contained herein shall constitute the consent, express or implied, of Landlord to the holding over of Tenant after the Termination Date, nor shall anything contained herein be deemed to limit Landlord's remedies.

            14.5 SURVIVAL. All representations, warranties, covenants and other obligations of Tenant under this Master Lease shall survive the Termination Date.

      15. CERTAIN LANDLORD RIGHTS.

            15.1 ENTRY AND EXAMINATION OF RECORDS. Landlord and its representatives may enter any portion of the Premises at any reasonable time after reasonable notice to Tenant to inspect the Premises for compliance, to exhibit the Premises for sale, lease or mortgaging, or for any other reason; provided that no such notice shall be required in the event of an emergency, upon an Event of Default or to post notices of non-responsibility under any mechanic's or materialman's lien law. No such entry shall unreasonably interfere with residents, patients, patient care or the Business. During normal business hours, Tenant will permit Landlord and its representatives, inspectors and consultants to examine all contracts, books and financial and other records (wherever kept) relating to Tenant's operations at any portion of the Premises.

            15.2 GRANT LIENS; CHANGE IN ZONING. Without the consent of Tenant, Landlord may from time to time, directly or indirectly, create or otherwise cause to exist any Lien, title retention agreement, or other encumbrance upon the Premises, or any portion thereof or interest therein (including this Master Lease), whether to secure any borrowing or other means of financing or refinancing or otherwise. Without the consent of Tenant, Landlord may from time to time directly or indirectly, create or otherwise cause to exist any restrictive covenant or easement upon the Premises, or accede to a change in the zoning of any portion of the Premises, so long as such covenant, easement or change would not have a material adverse effect on the Business or other activities of Tenant conducted thereon pursuant to the terms of this Master Lease.

            15.3 SUBORDINATION, ATTORNMENT AND NONDISTURBANCE. Upon the request of Landlord, Tenant shall subordinate this Master Lease to the Lien of any encumbrance consented to by Landlord pursuant to Section 15.2. Any such encumbrance, or an ancillary agreement in connection therewith, shall provide, subject to customary limitations and exceptions (a) that so long as no Event of Default shall exist, (i) it is subject to the rights of Tenant under this Master Lease, and (ii) that Tenant's occupancy hereunder, including Tenant's right of quiet enjoyment provided herein, shall not be disturbed if any Person (a "FORECLOSURE PURCHASER") takes possession of the applicable portion of the Premises through foreclosure proceeding or otherwise, and (b) that Tenant shall attorn to any Foreclosure Purchaser.

            15.4 ESTOPPEL CERTIFICATES. Tenant and Landlord shall, at any time upon not less than five (5) days prior written request by the other party, have an authorized representative execute, acknowledge and deliver to the requesting party or its designee a written statement certifying (a) that this Master Lease, together with any specified modifications, is in full force and effect, (b) the dates to which Rent and additional charges have been paid, (c) that no default

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                                       23
by either party exists or specifying any such default and (d) as to such other matters as the requesting may reasonably request.

            15.5 CONVEYANCE RELEASE. Landlord or any successor owner may sell or transfer all or any portion of the Premises or assign in whole or in part this Master Lease in its sole and absolute discretion, which shall in each case include an assignment and delivery to the purchaser or assignee of all funds then held in escrow pursuant to this Master Lease (or the allocable portion thereof), and upon any such sale or transfer, they shall thereupon be released from all future liabilities and obligations under this Master Lease arising or accruing from and after the date of such conveyance or other transfer, which instead shall thereupon be binding upon the new owner.

      16. ASSIGNMENT AND SUBLETTING. Without the prior written consent of Landlord, which may be withheld or conditioned at its sole discretion, this Master Lease shall not, nor shall any interest of Tenant herein, be assigned or encumbered by operation of law, nor shall Tenant voluntarily or involuntarily assign, mortgage, encumber or hypothecate any interest in this Master Lease or sublet any portion of the Premises except (i) in the ordinary course of Tenant's business to residents or occupants of such Facility or their immediate family members using Tenant's standard form occupancy lease for the State in which the applicable Facility is located (in the form approved by the regulatory agency having jurisdiction thereover), and (ii) for incidental subleases and occupancy agreements to providers of incidental services to residents (such as physical therapists or beauty shops) which (A) do not exceed in the aggregate for any single Facility more than one hundred (100) square feet within such Facility, and (B) with respect to any individual sublease or occupancy agreement, does not exceed one (1) year in duration (including any available renewal or extension terms). Any of the foregoing acts without such consent shall be void and shall, at Landlord's sole option, constitute an Event of Default giving rise to Landlord's right, among other things, to terminate this Master Lease. An assignment of this Master Lease by Tenant shall be deemed to include: (a) entering into a management or similar agreement relating to the operation or control of any portion of the Premises with a Person that is not an Affiliate of Tenant; (b) any change (voluntary or involuntary, by operation of law or otherwise, including the transfer, assignment, sale, hypothecation or other disposition of any equity interest in Tenant) in the Person that ultimately exert effective Control over the management of the affairs of Tenant as of the date hereof; provided that an initial public offering of Tenant shall not be deemed to be an assignment of the Master Lease so long as thereafter less than TWENTY-FIVE PERCENT (25%) of the voting stock of Tenant is held by any Person or related group that did not have such ownership prior thereto; or (c) the sale or other transfer of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises. Notwithstanding the foregoing, Tenant may, without Landlord's prior written consent, assign this Master Lease or sublet the Premises or any portion thereof to an Affiliate of Tenant if all of the following are first satisfied: (w) such Affiliate fully assumes Tenant's obligations hereunder; (x) Tenant remains fully liable hereunder; (y) the use of the applicable portion of the Premises remains unchanged; and (z) Landlord in its reasonable discretion shall have approved the form and content of all documents for such assignment or sublease and received an executed counterpart thereof. In no event shall Tenant sublet any portion of the Premises on any basis such that the rental to be paid by the sublessee would be based, in whole or in part, on either the income or profits derived by the business activities of the sublessee, or any other formula, such

9393.9 (NHP Portfolio Lease)
that any portion of the sublease rental received by Landlord would fail to qualify as "rents from real property" within the meaning of Section 856(d) of the U.S. Internal Revenue Code, or any similar or successor provision thereto.

      17. DAMAGE BY FIRE OR OTHER CASUALTY. Tenant shall promptly notify Landlord of any damage or destruction of any portion of the Premises and diligently repair or reconstruct such portion of the Premises to a like or better condition than existed prior to such damage or destruction. Any net insurance proceeds payable with respect to the casualty shall be used for the repair or reconstruction of the applicable portion of the Premises pursuant to reasonable disbursement controls in favor of Landlord. If such proceeds are insufficient, Tenant shall provide the required additional funds; if they are more than sufficient, the surplus shall belong and be paid to Tenant. Tenant shall not have any right under this Master Lease, and hereby waives all rights under applicable law, to abate, reduce or offset rent by reason of any damage or destruction of any portion of the Premises by reason of an insured or uninsured casualty.

      18. CONDEMNATION. Except as provided to the contrary in this Section 18, this Master Lease shall not terminate and shall remain in full force and effect in the event of a taking or condemnation of the Premises, or any portion thereof, and Tenant hereby waives all rights under applicable law to abate, reduce or offset rent by reason of such taking. If during the Term all or substantially all (a "COMPLETE TAKING") or a smaller portion (a "PARTIAL TAKING") of any Facility is permanently taken or condemned by any competent public or quasi-public authority, then (a) in the case of a permanent Complete Taking, Tenant may at its election made within thirty (30) days of the effective date of such Taking, terminate this Master Lease with respect to such Facility and the current Rent shall be prorated as of the effective date of such termination, or (b) in the case of a permanent Partial Taking, the Rent shall be abated to the same extent as the resulting diminution in Fair Market Value of the portion of the Premises taken. The award payable upon a Complete Taking shall be allocated (i) as provided by the taking authority, (ii) in the absence thereof, as agreed by the parties, or (iii) failing such agreement within thirty(30) days after the effective date of such Taking, pursuant to the appraisal procedure described in Exhibit C. The resulting diminution in Fair Market Value on the effective date of a Partial Taking shall be as established pursuant to Exhibit C. Landlord alone shall be entitled to prosecute, litigate, compromise and settle any condemnation claim, any Complete Taking or any Partial Taking, and to receive and retain any award for a Partial Taking.

      19. INDEMNIFICATION. Tenant agrees to protect, indemnify, defend and save harmless Landlord, its directors, officers, shareholders, agents and employees from and against any and all foreseeable or unforeseeable liability, expense, loss, cost, deficiency, fine, penalty or damage (including consequential or punitive damages) of any kind or nature, including reasonable attorneys' fees, from any suits, claims or demands, on account of any matter or thing, action or failure to act arising out of or in connection with this Master Lease, the Premises or the operations of Tenant on any portion of the Premises, including
(a) the breach by Tenant of any of its representations, warranties, covenants or other obligations hereunder, (b) any Protest, (c) all known and unknown Environmental Activities on any portion of the Premises, Hazardous Materials Claims or violations by Tenant of a Hazardous Materials Law with respect to any portion of the Premises, and (d) upon or following the Termination Date, the correction of all deficiencies of a physical nature identified by, and any liability assessed or asserted by, any governmental agency or Medicare or Medicaid providers (but only to the extent Tenant was, or

9393.9 (NHP Portfolio Lease)
was required pursuant to applicable law to be, participating in the same as of the termination date) as a result of or arising out of or in connection with this Master Lease or the related change of ownership inspection and audit (including any overpayment to any Medicare, Medicaid or other third-party payor), except to the extent that Tenant is not responsible therefor pursuant to
Section 7.2. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Landlord believes is covered by this indemnity, it shall give Tenant notice of the matter. If Landlord does not elect to defend the matter with its own counsel at Tenant's expense, Tenant shall then defend Landlord at Tenant's expense (including Landlord's reasonable attorneys' fees and costs) with legal counsel satisfactory to Landlord

      20. ATTORNEYS FEES; DISPUTES. If any party brings any action to interpret or enforce this Master Lease, or for damages for any alleged breach, the prevailing party shall be entitled to reasonable attorneys' fees and costs as awarded by the court in addition to all other recovery, damages and costs. EACH PARTY HEREBY WAIVES ANY RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER PARTY AGAINST THE OTHER IN CONNECTION WITH ANY MATTER WHATSOEVER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS MASTER LEASE, INCLUDING THE RELATIONSHIP OF THE PARTIES, TENANT'S USE AND OCCUPANCY OF ANY PORTION OF THE PREMISES, OR ANY CLAIM OF INJURY OR DAMAGE RELATING TO THE FOREGOING OR THE ENFORCEMENT OF ANY REMEDY. All disputes arising under or relating to this Master Lease shall be brought and litigated in the state and/or federal courts in Orange County, California and all related appellate courts, and Landlord and Tenant hereby consent to the jurisdiction of such courts.

      21. NOTICES. All notices and demands, certificates, requests, consents, approvals and other similar instruments under this Master Lease shall be in writing and sent by personal delivery, U. S. certified or registered mail (return receipt requested, postage prepaid) or FedEx or similar generally recognized overnight carrier regularly providing proof of delivery, addressed as follows:

If to Tenant:           Alterra Healthcare Corporation
                        10000 Innovation Drive
                        Milwaukee, Wisconsin 53226
                        Attention: Mark W. Ohlendorf
                        Fax No. (414) 918-5055

With a copy to:         Rogers & Hardin LLP
                        2700 International Tower
                        229 Peachtree Street, N.E.
                        Atlanta, Georgia 30303
                        Attention: Miriam J. Dent, Esq.
                        Fax No. (404) 525-2224

9393.9 (NHP Portfolio Lease)

If to Landlord:         Nationwide Health Properties, Inc.
                        610 Newport Center Drive, Suite 1150
                        Newport Beach, California 92660
                        Attention:  President and General Counsel
                        Fax No. (949) 759-6876

With a copy to:         Sherry, Meyerhoff & Hanson LLP
                        610 Newport Center Drive, Suite 1200
                        Newport Beach, California 92660
                        Attention: Kevin L. Sherry, Esq.
                        Fax No. (949) 719-1212

A party may designate a different address by notice as provided above. Any notice or other instrument so delivered (whether accepted or refused) shall be deemed to have been given and received on the date of delivery established by U.S. Post Office return receipt or the carrier's proof of delivery or, if not so delivered, on the day received (provided that such notice or instrument shall be deemed received on the next succeeding business day if received after 5:00 p.m. (local time)). Delivery to any officer, general partner or principal of a party shall be deemed delivery to such party. Notice to any one co-Tenant shall be deemed notice to all co-Tenants.

      22. MISCELLANEOUS. Since each party has been represented by counsel and this Master Lease has been freely and fairly negotiated, all provisions shall be interpreted according to their fair meaning and shall not be strictly construed against any party. While nothing contained in this Master Lease should be deemed or construed to constitute an extension of credit by Landlord to Tenant, if a portion of any payment made to Landlord is deemed to violate any applicable laws regarding usury, such portion shall be held by Landlord to pay the future obligations of Tenant as such obligations arise and if Tenant discharges and performs all obligations hereunder, such funds will be reimbursed (without interest) to Tenant on the Termination Date. If any part of this Master Lease shall be determined to be invalid or unenforceable, the remainder shall nevertheless continue in full force and effect. Time is of the essence, and whenever action must be taken (including the giving of notice or the delivery of documents) hereunder during a certain period of time or by a particular date that ends or occurs on a Saturday, Sunday or federal holiday, then such period or date shall be extended until the immediately following business day. Whenever the words "including", "include" or "includes" are used in this Master Lease, they shall be interpreted in a non-exclusive manner as though the words "without limitation" immediately followed. Whenever the words day or days are used in this Master Lease, they shall mean "calendar day" or "calendar days" unless expressly provided to the contrary. The titles and headings in this Master Lease are for convenience of reference only and shall not in any way affect the meaning or construction of any provision. Unless otherwise expressly provided, references to any "Section" mean a section of this Master Lease (including all subsections), to any "Exhibit" or "Schedule" mean an exhibit or schedule attached hereto, and references to "Medicare" or "Medicaid" include any successor program. If more than one Person is Tenant hereunder, their liability and obligations hereunder shall be joint and several. Promptly upon the request of either party and at its expense, the parties shall prepare, enter into and record a suitable short form memorandum of this Master Lease. This Master Lease
(a) together with the Agreement to Enter Into Master Lease, LC Agreement, Memorandum of Understanding and all

9393.9 (NHP Portfolio Lease)
other documents or instruments executed as of the Effective Date in connection therewith, contains the entire agreement of the parties as to the subject matter hereof and supersedes all prior or contemporaneous verbal or written agreements or understandings, (b) may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document, (c) may only be amended by a writing executed by the parties, (d) shall inure to the benefit of and be binding upon the successors and permitted assigns of the parties, (e) shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the conflict of laws rules thereof, provided that the law of the State in which each Facility is located (each a "SITUS STATE") shall govern procedures for enforcing, in the respective Situs State, provisional and other remedies directly related to such Facility and related personal property as may be required pursuant to the law of such Situs State, including without limitation the appointment of a receiver; and, further provided that the law of the Situs State also applies to the extent, but only to the extent, necessary to create, perfect and foreclose the security interests and liens created under this Master Lease, and (f) incorporates by this reference any Exhibits and Schedules attached hereto.

      23. MEDITRUST CAROLINA FACILITIES.

            23.1 TENANT PURCHASE OPTION.

            (a) Provided no Event of Default exists on the applicable Call Exercise Date or the applicable closing date, Tenant shall have the option to purchase each of the Meditrust Carolina Facilities by giving Landlord written notice (a "CALL EXERCISE NOTICE") thereof on a date (the "CALL EXERCISE DATE") that is at least thirty (30) days but no more than sixty (60) days prior to the anticipated closing date for the consummation of such purchase. Landlord shall not unreasonably withhold its consent to the extension or adjustment of the dates set forth in the preceding sentence upon the prior written request of Tenant. The purchase price shall be the applicable amount (the "MINIMUM RESIDENCE PRICE") set forth on Schedule 6; provided, however, Landlord may, in its sole discretion, agree to accept a purchase price that is less than the Minimum Residence Price in connection with Tenant's concurrent arms-length sale of the applicable Meditrust Carolina Facility to an unaffiliated third-party. Within ten (10) days of Tenant's delivery of any Call Exercise Notice, the parties shall sign the standard sale escrow instructions (the "SALE INSTRUCTIONS") of a national title company (selected by Landlord) that are in form and substance reasonably satisfactory to Landlord, which Sale Instructions shall provide (i) for no representations or warranties, due diligence or other contingencies in favor of Tenant; (ii) that Tenant shall deposit FIVE PERCENT (5%) of the purchase price with the title company, which may be retained by Landlord as liquidated damages solely for any breach by Tenant of the terms of this Section 23.1 or the Sale Instructions (and which in no way shall liquidate or limit Landlord's damages by reason of any other breach of this Master Lease);
(iii) that the escrow shall close on the date identified in the applicable Call Exercise Notice, at which time Tenant shall pay the purchase price in cash and Landlord shall deliver title to the applicable Meditrust Carolina Facility, subject only to the applicable Permitted Exceptions; (iv) that Tenant shall pay all transaction costs; (v) that Tenant may elect to cause the conveyance of the applicable Meditrust Carolina Facility to be made by Landlord to a third party. If Tenant fails to close the escrow for the purchase of any Meditrust Carolina Facility for any reason other than a breach by Landlord, then no Event of Default shall arise solely as a result of such failure, but the rights

9393.9 (NHP Portfolio Lease)
granted to Tenant under this Section 23.1 with respect only to such Meditrust Carolina Facility shall automatically terminate and be of no further force or effect.

            (b) Any proceeds received by Tenant from the sale to any third party of any Meditrust Carolina Facility, to the extent such proceeds are in excess of the applicable Minimum Residence Purchase Price and Tenant's reasonable and customary transaction costs from such sale, shall immediately be paid by Tenant to Landlord upon Tenant's receipt thereof. In the event that the net sales proceeds received by Landlord in connection with the sale (the "NET SALES PROCEEDS") are less than the applicable Minimum Residence Price, the Security Deposit allocable to the Meditrust Carolina Facility (as shown on Schedule 6 attached hereto) shall be applied and paid to Landlord to cover the shortfall up to the applicable Minimum Residence Price (the "APPLIED SECURITY DEPOSIT"). Any portion of the allocable Security Deposit not so applied (the "RETAINED SECURITY DEPOSIT") shall continue to be held by Landlord as a portion of the Security Deposit required under this Lease. In the event that the Net Sales Proceeds from any subsequent sale of a Meditrust Carolina Facility are less than the applicable Minimum Residence Price, the Security Deposit allocable to such Meditrust Carolina Facility (as shown on Schedule 6 attached hereto), together with the Retained Security Deposit, if any, shall be applied and paid to Landlord to cover the shortfall up to the applicable Minimum Residence Price. Following the sale of the last Meditrust Carolina Facility, any Retained Security Deposit not applied to the payment of the Minimum Residence Price shall be promptly returned to Tenant.

            (c) The purchase option granted to Tenant pursuant to this Section
23.1 shall automatically terminate and be of no further force or effect with respect to each Meditrust Carolina Facility for which Tenant has not then duly given a Call Exercise Notice on the date that is one (1) year from the Effective Date.

            23.2 ADJUSTMENT TO MINIMUM RENT, LANDLORD'S INVESTMENT AND SECURITY DEPOSIT. Concurrently with the closing of any sale of any Meditrust Carolina Facility pursuant to Section 23.1, (a) the Minimum Rent shall be reduced by the product of (i) the lesser of (x) the Net Sales Proceeds, Applied Security Deposit and Retained Security Deposit received by Landlord in connection with the sale, or (y) the applicable Minimum Residence Price, and (ii) seventeen and ninety-five one-hundredths percent (17.95%); (b) Landlord's Investment shall be reduced by the amount of the Net Sales Proceeds, Applied Security Deposit and Retained Security Deposit received by Landlord in connection with the sale; provided, however, such amount shall not exceed the Minimum Residence Price; and
(c) the Security Deposit and Collateral Amount shall be reduced by the amount of the Applied Security Deposit and Retained Security Deposit received by Landlord in connection with the sale. Upon the sale of the last Meditrust Carolina Facility, the Security Deposit and Collateral Amount shall be further reduced by the amount of the Retained Security Deposit subsequently due to Tenant pursuant to Section 23.1(b) above, if any.

      24. QUIET ENJOYMENT. So long as no Event of Default exists, Landlord covenants and agrees that Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term free from claims by, through or under Landlord, subject to all of the provisions of this Master Lease.

9393.9 (NHP Portfolio Lease)

      25. NO PERSONAL LIABILITY OF TRUSTEE. It is expressly understood and agreed by the parties hereto that (a) this Lease is executed and delivered by Donald D. Bradley (the "TRUSTEE") not individually or personally, but solely as trustee of MLD Delaware Trust pursuant to that certain Trust Agreement for MLD Delaware Trust dated as of March 11, 1998, by and between Nationwide Health Properties, Inc., a Maryland corporation, as owner, and Mark L. Desmond, as trustee, as amended from time to time (as amended, the "TRUST"), in the exercise of the powers and authority conferred and vested in Trustee; (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Trustee, but is made and intended for the purpose of binding only the Trust; (c) nothing herein contained shall be construed as creating any liability on Trustee, individually or personally, to perform any covenant (either express or implied) herein, all such liability, if any being expressly waived by Tenant and by any person claiming by, through or under Tenant; and (d) under no circumstances shall Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Lease.

      26. JOINDER OF EXCLUDED FACILITIES.

            26.1 JOINDER OF FACILITIES. As of the Effective Date, Landlord and Tenant have not obtained all necessary consents and approvals from the Oregon Housing and Community Development, Wild West Post No. 91 Veterans of Foreign Wars and Federal National Mortgage Association (the "CONSENTS") required for inclusion of the Excluded Facilities in this Master Lease. Landlord and Tenant acknowledge and agreed that the Excluded Facilities would have been included in this Master Lease if such Consents were available as of the Effective Date. Accordingly, Landlord and Tenant hereby agree that promptly following receipt of the Consents with respect to any of the Excluded Facilities, (i) such Excluded Facility shall be added to and become a part of the Premises hereunder, and (ii) Landlord and Tenant shall execute a joinder to this Master Lease in the form of Exhibit G to evidence the addition of such Excluded Facility to the Premises pursuant to this Section 26.

            26.2 ADJUSTMENT TO MINIMUM RENT, LANDLORD'S INVESTMENT AND SECURITY DEPOSIT. Concurrently with the joinder of any Excluded Facility pursuant to
Section 26.1, (a) the Minimum Rent shall be increased by the Minimum Rent allocated to the applicable Excluded Facility as set forth on Schedule 7 attached hereto; (b) Landlord's Investment shall be increased by the amount allocated for Landlord's Investment with respect to the applicable Excluded Facility as set forth on Schedule 7 attached hereto; and (c) the Security Deposit and Collateral Amount shall be increased by the amount allocated for the Security Deposit with respect to the applicable Excluded Facility as set forth on Schedule 7 attached hereto.

      27. ADVISORY FEE. Upon the sale of the Meditrust Carolina Facilities pursuant to Section 23 above, Tenant's request, Landlord shall pay to Tenant the amount of TWO HUNDRED NINETY-TWO THOUSAND SEVEN HUNDRED SEVENTY-EIGHT DOLLARS ($292,778) (the "ADVISORY FEE") to be paid by Tenant to certain of its professional advisors for services rendered in connection with acquisition of the Carolina Facilities and this Master Lease. In the event less than all of the Meditrust Carolina Facilities are sold at any one time, the amount then payable by Landlord with respect to such Meditrust Carolina Facility(ies) sold shall be equal to the product of (a) the

9393.9 (NHP Portfolio Lease)

Advisory Fee, and (b) a fraction, the numerator of which is the sum of the Minimum Residence Price allocable to such Meditrust Carolina Facility(ies) on
Schedule 6 attached hereto, and the denominator of which is $17,395,000. Any portion of the Advisory Fee disbursed to Tenant shall be utilized by Tenant only for the purposes described in this Section 27. Landlord assumes, and shall have, no liability or obligation to any Person other than Tenant for the payment of the sums described in this Section 27.

                           [SIGNATURE PAGES TO FOLLOW]

9393.9 (NHP Portfolio Lease)

      IN WITNESS WHEREOF, this Master Lease has been executed by Landlord and Tenant as of the Effective Date.

TENANT:

ALTERRA HEALTHCARE CORPORATION,
a Delaware corporation

By: /s/ Mark W. Ohlendorf
    ----------------------------------
Name: Mark W. Ohlendorf
    ----------------------------------
Title: Senior vice President
    ----------------------------------

Witness: /s/ J.C. Hansen                    Witness: /s/ Illegible
         --------------------                        ------------------
LANDLORD:

NATIONWIDE HEALTH PROPERTIES, INC.,
a Maryland corporation

By: /s/ Donald D. Bradley
   ------------------------------
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness: /s/ Illegible                      Witness: /s/ Illegible
         -------------------------                   -----------------
9393 (NHP Portfolio Lease)

NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

By: MLD TEXAS CORPORATION,
    a Texas corporation,
    its General Partner

    By: /s/ Donald D. Bradley
       ---------------------------
    Name: Donald D. Bradley
    Title: Senior Vice President and General Counsel

Witness: /s/ Illegible                      Witness: /s/ Illegible
         ----------------------                      ----------------------

NHP SILVERWOOD INVESTMENTS, INC.,
a Nevada corporation

By: /s/ Donald D. Bradley
   ------------------------------
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness: /s/ Illegible                      Witness: /s/ Illegible
         ----------------------                      ----------------------

NHP WESTWOOD INVESTMENTS, INC.,
a Nevada corporation

By:  /s/ Donald D. Bradley
   ------------------------------
Name: Donald D. Bradley
Title: Senior Vice President and General Counsel

Witness: /s/ Illegible                      Witness: /s/ Illegible
         ----------------------                      ----------------------

9393 (NHP Portfolio Lease)

MLD DELAWARE TRUST,
a Delaware business trust

By: /s/ Donald D. Bradley
   -----------------------------------------
    Donald D. Bradley, not in his individual
    capacity, but solely as Trustee

Witness: /s/ Illegible                      Witness: /s/ Illegible
         ----------------------                      ----------------------

MLD PROPERTIES, LLC,
a Delaware limited liability company

BY: MLD PROPERTIES, INC.,
    a Delaware corporation,
    its Sole Member

    By: /s/ Donald D. Bradley
       ------------------------------------
    Name: Donald D. Bradley
    Title: Senior Vice President and General Counsel

Witness: /s/ Illegible                      Witness: /s/ Illegible
         ----------------------                      ----------------------

9393 (NHP Portfolio Lease)

                                    EXHIBIT A

                               LEGAL DESCRIPTIONS

                                  See attached;

        includes all improvements thereon and all appurtenances thereto.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-1

                               Canterbury Gardens

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF ARAPAHOE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

LOT 3, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 1, COUNTY OF ARAPAHOE, STATE OF COLORADO.

PARCEL B:

AN EASEMENT FOR PRIVATE DRIVE, UTILITIES AND FIRE LANE CREATED BY INSTRUMENT RECORDED MAY 17, 1979 IN BOOK 2993 AT PAGE 368 OVER THE WEST 30 FEET OF LOT 1, BLOCK 1 AND THE EAST 16.60 FEET OF LOT 2, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 1, COUNTY OF ARAPAHOE, STATE OF COLORADO.

PARCEL C:

LOT 2, BLOCK 1, CANTERBURY GARDENS SUBDIVISION FILING NO. 2, COUNTY OF ARAPAHOE, STATE OF COLORADO.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-2

                                   The Atrium

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF BOULDER, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

      LOT 1, REMINGTON POST, COUNTY OF BOULDER, STATE OF COLORADO.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-3

                         Ridge Point Assisted Living Inn

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF COLORADO, COUNTY OF BOULDER, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

      LOT 7, REMINGTON POST REPLAT A, COUNTY OF BOULDER, STATE OF COLORADO.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-4

                            Sterling House of Denton

ALL THAT CERTAIN TRACT OR PARCEL OF LAND LYING AND BEING SITUATED THE ROBERT BEAUMONT SURVEY, ABSTRACT 31, CITY OF DENTON, DENTON COUNTY, TEXAS AND BEING PART OF THE SECOND TRACT AS DESCRIBED IN A DEED FROM RAYZOR INVESTMENT COMPANY TO BARWORTH CORPORATION, ON THE 24TH DAY OF JULY, 1978, RECORDED IN VOLUME 907, PAGE 677 DEED RECORDS OF DENTON COUNTY, TEXAS AND BEING ALL OF LOT 1, BLOCK 1, GATEWAY ADDITION, AN ADDITION TO THE CITY OF DENTON AS SHOWN BY THE PLAT THEREOF RECORDED IN CABINET K, PAGE 238, PLAT RECORDS, DENTON COUNTY, TEXAS, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A FOUND IRON PIN ON THE WEST RIGHT OF WAY OF HINKLE DRIVE, SAID IRON PIN BEING AT THE NORTHEAST CORNER OF LOT 8, BLOCK 2, MEADOW RIDGE ADDITION, AN ADDITION TO THE CITY OF DENTON AS SHOWN BY THE CORRECTION PLAT RECORDED IN CABINET F, PAGE 347, PLAT RECORDS OF DENTON COUNTY, TEXAS.

THENCE NORTH 88 DEGREES 38 MINUTES 35 SECONDS WEST WITH THE NORTH LINE OF SAID MEADOW RIDGE ADDITION, A DISTANCE OF 394.95 FEET TO AN IRON PIN FOUND AT A X-TIE FENCE CORNER POST AT THE NORTHWEST CORNER OF LOT 1, BLOCK 2, OF SAID MEADOW RIDGE ADDITION;

THENCE NORTH 88 DEGREES 27 MINUTES 56 SECONDS WEST WITH THE SOUTH LINE OF SAID BARWORTH TRACT AND THE NORTH LINE OF A TRACT DESCRIBED IN A DEED TO THE CITY OF DENTON, RECORDED IN VOLUME 3418, PAGE 118, REAL PROPERTY RECORDS OF DENTON COUNTY, TEXAS, ALONG AND NEAR AN OLD FENCE LINE, A DISTANCE OF 698.04 FEET TO AN IRON PIN SET AT THE SOUTHEAST CORNER OF TRACT III, AS DESCRIBED IN A DEED FROM THE DENTON INDEPENDENT SCHOOL DISTRICT TO THE CITY OF DENTON, TEXAS, RECORDED IN VOLUME 700, PAGE 485, DEED RECORDS OF DENTON COUNTY, TEXAS;

THENCE WITH A CURVE TO THE LEFT ON THE EAST LINE OF SAID TRACT III, OF SAID CITY OF DENTON TRACT, SAID CURVE HAVING A CENTRAL ANGLE OF 06 DEGREES 34 MINUTES 53 SECONDS, A RADIUS OF 2293.0 FEET, A CHORD OF NORTH 10 DEGREES 30 MINUTES 17 SECONDS EAST 263.25 FEET, AN ARC LENGTH OF 263.39 FEET TO AN IRON PIN SET FOR CORNER;

THENCE SOUTH 88 DEGREES 31 MINUTES 47 SECONDS EAST A DISTANCE OF 1048.62 FEET TO AN IRON PIN SET FOR CORNER ON THE WEST LINE OF HINKLE DRIVE;

9393.9 (NHP Portfolio Lease)

THENCE SOUTH 00 DEGREES 48 MINUTES 07 SECONDS WEST WITH THE WEST LINE OF HINKLE DRIVE, A DISTANCE OF 260.00 FEET TO THE POINT OF BEGINNING AND CONTAINING IN ALL 278,152 SQUARE FEET OR 6.3855 ACRES OF LAND.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-5

                             Sterling House of Paris

SITUATED WITHIN THE CORPORATE LIMITS OF THE CITY OF PARIS, COUNTY OF LAMAR, AND STATE OF TEXAS, A PART OF THE REDDIN RUSSELL SURVEY #786, AND BEING A CALLED
2.619 ACRE TRACT OF LAND CONVEYED STERLING HOUSE CORPORATION, A KANSAS CORPORATION, BY DEED RECORDED IN VOL. 575, PAGE 53, OF THE REAL PROPERTY RECORDS OF SAID COUNTY AND STATE.

BEGINNING AT AN IRON PIN (F) FOR CORNER AT THE NORTHWEST CORNER OF SAID 2.619 ACRE TRACT,

THENCE SOUTH 60 DEG. 06 MIN. 48 SEC. EAST ALONG A FENCE A DISTANCE OF 320 FT. TO AN IRON PIN (F) FOR CORNER AT THE NORTHEAST CORNER OF SAID 2.619 ACRE TRACT;

THENCE SOUTH 29 DEG. 53 MIN. 14 SEC. WEST AT 303.12 FT. PASSING AN IRON PIN (F), AND CONTINUING ON A TOTAL DISTANCE OF 348.12 FT. TO THE SOUTHEAST CORNER OF SAID
2.619 ACRE TRACT, SAID POINT BEING IN A LAKE, SAID POINT BEING IN THE NORTH BOUNDARY LINE OF LOT 8, BLOCK A, TOWNWOOD ESTATES #1, SAID ADDITION BEING RECORDED IN ENVELOPE 321-C, PLAT RECORDS OF SAID COUNTY AND STATE;

THENCE NORTH 56 DEG. 59 MIN. 26 SEC. WEST AT 45 FT. PASSING AN IRON PIN (F), AND CONTINUING ON A TOTAL DISTANCE OF 349.67 FT. TO AN IRON PIN (F) FOR CORNER AT THE SOUTHWEST CORNER OF SAID 2.619 ACRE TRACT, SAID POINT BEING THE NORTHWEST CORNER OF LOT 2, BLOCK "A", TOWNWOOD ESTATES #1;

THENCE ALONG THE EAST BOUNDARY LINE OF STILLHOUSE ROAD AS FOLLOWS: NORTH 26 DEG. 32 MIN. 44 SEC. EAST A DISTANCE OF 27.45 FT. TO AN IRON PIN (F); NORTH 35 DEG. 42 MIN. 32 SEC. EAST A DISTANCE OF 303.23 FT. TO THE PLACE OF BEGINNING AND CONTAINING 2.619 ACRES OF LAND OR 114,086.67 SQ. FT. OF LAND.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-6

                             Sterling House of Ennis

BEING 2.164 ACRES OF LAND LOCATED IN THE WILLIAM GARRETT SURVEY, ABSTRACT NO. 382 AND THE R.A. BARTON SURVEY, ABSTRACT NO. 55; CITY OF ENNIS, ELLIS COUNTY, TEXAS BEING ALL THAT CERTAIN TRACT OF LAND CONVEYED TO STERLING HOUSE CORPORATION ACCORDING TO THE DEED RECORDED IN VOLUME 1220, PAGE 803 OF THE DEED RECORDS OF ELLIS COUNTY, TEXAS AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2-INCH IRON ROD SET AT THE NORTHEAST CORNER OF SAID STERLING HOUSE TRACT BEING THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO WILLOWS APARTMENTS, L.P. ACCORDING TO THE DEED RECORDED IN VOLUME 1216, PAGE 518 OF THE DEED RECORDS OF ELLIS COUNTY, TEXAS AND LYING IN THE WESTERLY RIGHT-OF-WAY LINE OF YORKSTOWN DRIVE (A 60-FOOT-WIDE RIGHT-OF-WAY);

THENCE ALONG THE EAST BOUNDARY LINE OF SAID STERLING HOUSE TRACT WITH THE SAID WESTERLY RIGHT-OF-WAY LINE OF YORKSTOWN DRIVE AS FOLLOWS:

      SOUTHEASTERLY, 286.47 FEET ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF
      820.69 FEET A CENTRAL ANGLE OF 20 degrees 00' 00" AND A CHORD BEARING S 20 degrees 40' 00" E, 285.02 FEET TO AN `X' CUT IN CONCRETE DRIVE AT THE END OF SAID CURVE;

      S 10 degrees 40' 00" E, 92.53 FEET TO A 1/2-INCH IRON ROD SET AT THE SOUTHEAST CORNER OF SAID STERLING HOUSE TRACT;

THENCE S 87 degrees 03' 14" W, 320.00 FEET ALONG THE SOUTH BOUNDARY LINE OF SAID STERLING HOUSE TRACT TO A RAILROAD SPIKE FOUND AT THE SOUTHWEST CORNER THEREOF;

THENCE N 09 degrees 00' 00" W., 261.09 FEET ALONG THE WEST BOUNDARY LINE OF SAID STERLING HOUSE TRACT TO A RAILROAD SPIKE FOUND AT THE NORTHWEST CORNER THEREOF LYING IN THE SOUTH BOUNDARY LINE OF AFORESAID WILLOWS APARTMENTS TRACT;

THENCE ALONG THE NORTH BOUNDARY LINE OF SAID STERLING HOUSE TRACT WITH A SOUTH BOUNDARY OF SAID WILLOWS APARTMENTS TRACT AS FOLLOWS:

9393.9 (NHP Portfolio Lease)

NORTHEASTERLY, 130.96 FEET ALONG THE CURVE TO THE LEFT HAVING A RADIUS OF 355.45 FEET A CENTRAL ANGLE OF 21 degrees 06' 35" AND A CHORD BEARING N 69 degrees 53' 17" E, 130.22 FEET TO A 1/2-INCH IRON ROD FOUND AT THE END OF SAID CURVE;

N 59 degrees 20' 00" E, 140.00 FEET TO THE PLACE OF BEGINNING, CONTAINING 2.164 ACRES (94,246 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-7

                           Sterling House of Corsicana

                                     TRACT I

BEING 2.603 ACRES OF LAND LOCATED IN THE A. HICKS SURVEY, ABSTRACT NO. 335, NAVARRO COUNTY, TEXAS AND BEING ALL OF LOT 2R, BLOCK 803 A, COLLEGE HEIGHTS ADDITION TO THE CITY OF CORSICANA, TEXAS ACCORDING TO THE PLAT RECORDED IN VOLUME 6, PAGE 373-B OF THE PLAT RECORDS OF NAVARRO COUNTY, TEXAS AND BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2-INCH IRON ROD SET AT THE MOST WESTERLY CORNER OF THE SAID LOT 2R, LYING IN THE SOUTHEAST RIGHT-OF-WAY LINE OF WEST 7TH AVENUE (STATE HIGHWAY NO. 31, A VARIABLE WIDTH RIGHT-OF-WAY),

THENCE N 53 degrees 20' 00" E, 302.61 FEET ALONG THE SAID SOUTHEAST RIGHT-OF-WAY LINE OF SAID WEST 7TH AVENUE WITH THE NORTHWEST BOUNDARY LINE OF SAID LOT 2R TO A 1/2-INCH IRON ROD SET AT THE MOST NORTHERLY CORNER THEREOF,

THENCE S 29 degrees 59' 09" E, 392.70 FEET ALONG THE NORTHEAST BOUNDARY LINE OF SAID LOT 2R TO A 1/2-INCH IRON ROD SET AT THE MOST EASTERLY CORNER THEREOF LYING IN THE NORTHWEST RIGHT-OF-WAY LINE OF WEST 8TH AVENUE,

THENCE S 59 degrees 10' 05" W, 300.50 FEET ALONG THE SAID NORTHWEST RIGHT-OF-WAY LINE OF WEST 8TH AVENUE WITH THE SOUTHEAST BOUNDARY LINE OF SAID LOT 2R TO A 1/2-INCH IRON ROD SET AT THE MOST SOUTHERLY CORNER THEREOF,

THENCE N 30 degrees 00' 00" W, 361.93 FEET ALONG THE SOUTHWEST BOUNDARY LINE OF SAID LOT 2R TO THE PLACE OF BEGINNING, CONTAINING 2.603 ACRES (113,389 SQUARE
FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-8

                           Sterling House of Mansfield

BEING 1.722 ACRES OF LAND LOCATED IN THE HENRY McGEHEE SURVEY, ABSTRACT NO. 998, CITY OF MANSFIELD, TARRANT COUNTY, TEXAS AND BEING ALL OF LOT 1, BLOCK 7, WALNUT CREEK CONNECTION AN ADDITION TO THE CITY OF MANSFIELD, TEXAS ACCORDING TO THE PLAT RECORDED IN CABINET A, SLIDE 2897 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT AN "X" CUT IN CONCRETE WALK SET AT THE SOUTHWEST CORNER OF SAID LOT 1 LYING IN THE NORTHEAST BOUNDARY LINE OF LOT 1, BLOCK 1, MANSFIELD FIRE DEPARTMENT SUB-STATION, AN ADDITION TO THE CITY OF MANSFIELD, TEXAS ACCORDING TO THE PLAT RECORDED IN VOLUME 388-203, PAGE 23 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS AND LYING IN THE NORTHWEST RIGHT-OF-WAY LINE OF COUNTRY CLUB DRIVE (A 90-FOOT WIDE RIGHT-OF-WAY);

THENCE NORTH 29 DEGREES 51 MINUTES 29 SECONDS WEST, AT 243.74 FEET PASSING A 5/8-INCH IRON ROD FOUND AT THE NORTHEAST CORNER OF SAID LOT 1, MANSFIELD FIRE DEPARTMENT SUB-STATION AND CONTINUING IN ALL A TOTAL DISTANCE OF 300.00 FEET ALONG THE SOUTHWEST BOUNDARY LINE OF SAID LOT 1, BLOCK 7, WALNUT CREEK CONNECTION TO A 1/2 -INCH IRON ROD SET AT THE NORTHWEST CORNER THEREOF;

THENCE NORTH 60 DEGREES 08 MINUTES 09 SECONDS EAST, 250.00 FEET ALONG THE NORTHWEST BOUNDARY LINE OF SAID LOT 1, BLOCK 7 TO A 1/2-INCH IRON ROD SET AT THE NORTHEAST CORNER THEREOF;

THENCE SOUTH 29 DEGREES 51 MINUTES 29 SECONDS EAST, 300.11 FEET ALONG THE NORTHEAST BOUNDARY LINE OF SAID LOT 1, BLOCK 7 TO AN "X" CUT IN CONCRETE WALK SET IN THE AFORESAID NORTHWEST RIGHT-OF-WAY LINE OF COUNTRY CLUB DRIVE;

THENCE ALONG THE SOUTHEAST BOUNDARY LINE OF SAID LOT 1, BLOCK 7 WITH THE SAID NORTHWEST RIGHT-OF-WAY LINE OF COUNTRY CLUB DRIVE AS FOLLOWS:

SOUTH 60 DEGREES 17 MINUTES 37 SECONDS WEST, 38.14 FEET TO AN "X" CUT IN CONCRETE DRIVEWAY SET;

SOUTH 60 DEGREES 08 MINUTES 09 SECONDS WEST, 211.86 FEET TO THE PLACE OF BEGINNING, CONTAINING 1.722 ACRE (75,003 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                   EXHIBIT A-9

                        Sterling House of Richland Hills

BEING 2.592 ACRES OF LAND LOCATED IN THE SOLOMON HAYWORTH SURVEY, ABSTRACT NO. 710, CITY OF RICHLAND HILLS, TARRANT COUNTY, TEXAS, AND BEING THE NORTH PORTION OF LOT 1, BLOCK 1, STERLING ADDITION TO THE CITY OF RICHLAND HILLS, TEXAS, ACCORDING TO THE PLAT RECORDED IN CABINET A, SLIDE 3286 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS, AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS
FOLLOWS:

BEGINNING AT A 1/2-INCH ROD SET AT THE NORTHEAST CORNER OF SAID LOT 1 BEING THE NORTHWEST CORNER OF LOT 1A, BLOCK 64, RICHLAND HILLS ADDITION TO THE CITY OF RICHLAND HILLS, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-Q, PAGE 479 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS, LYING IN THE SOUTH RIGHT-OF-WAY LINE OF GLENVIEW DRIVE (A VARIABLE WIDTH RIGHT-OF-WAY) AND LYING N 89 degrees 55' 45" W, 141.00 FEET ALONG SAID RIGHT-OF-WAY LINE FROM ITS INTERSECTION WITH THE WEST RIGHT-OF-WAY LINE OF OXLEY DRIVE (A 50-FOOT-WIDE RIGHT-OF-WAY);

THENCE S 00 degrees 05' 00" W, 334.37 FEET ALONG THE WEST BOUNDARY LINE OF SAID BLOCK 64 WITH THE EAST BOUNDARY LINE OF SAID LOT 1 TO A POINT IN THE WEST BOUNDARY LINE OF LOT 3, SAID BLOCK 64;

THENCE N 89 degrees 59' 01" W, 337.25 FEET DEPARTING SAID BOUNDARY LINE TO A POINT IN THE WEST BOUNDARY LINE OF SAID LOT 1 LYING IN THE EAST BOUNDARY LINE OF THAT CERTAIN TRACT OF LAND CONVEYED TO BIRDVILLE INDEPENDENT SCHOOL DISTRICT ACCORDING TO THE DEED RECORDED IN VOLUME 2651, PAGE 555 OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS;

THENCE N 00 degrees 00' 39" W, 334.69 FEET ALONG THE WEST BOUNDARY LINE OF SAID LOT 1 TO A 1/2-INCH IRON ROD SET AT THE NORTHWEST CORNER THEREOF LYING IN THE SAID SOUTH RIGHT-OF-WAY LINE OF GLENVIEW DRIVE;

THENCE S 89 degrees 55' 45" E, 337.80 FEET ALONG THE NORTH BOUNDARY LINE OF SAID LOT 1 WITH THE SAID SOUTH RIGHT-OF-WAY LINE OF GLENVIEW DRIVE TO THE PLACE OF BEGINNING, CONTAINING 2.592 ACRES (112,913 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-10

                         Sterling House of Oklahoma City

A TRACT OF LAND LYING IN THE SOUTHWEST QUARTER (SW/4) OF SECTION TWENTY (20), TOWNSHIP THIRTEEN (13) NORTH, RANGE FOUR (4) WEST OF THE INDIAN MERIDIAN, OKLAHOMA COUNTY, OKLAHOMA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT 50.00 FEET NORTH 00 degrees 03'35" EAST FROM THE SOUTHEAST CORNER OF SAID SW/4; THENCE NORTH 89 degrees 19'11" WEST A DISTANCE OF 300.00 FEET; THENCE NORTH 00 degrees 03'35" EAST A DISTANCE OF 290.00 FEET; THENCE SOUTH 89 degrees 19'11" EAST A DISTANCE OF 300.00 FEET; THENCE SOUTH 00 degrees 03'35" WEST A DISTANCE OF 290.00 FEET TO THE POINT OR PLACE OF BEGINNING.

TRACT B:

A TRACT OF LAND LYING IN THE SOUTHWEST QUARTER (SW/4) OF SECTION TWENTY (20), TOWNSHIP THIRTEEN (13) NORTH, RANGE FOUR (4) WEST OF THE INDIAN MERIDIAN, OKLAHOMA COUNTY, OKLAHOMA, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID SW/4; THENCE NORTH 89 degrees 19'11" WEST A DISTANCE OF 300.00 FEET; THENCE NORTH 00 degrees 03'35" EAST A DISTANCE OF 50.00 FEET; THENCE SOUTH 89 degrees 19'11" EAST A DISTANCE OF 300.00 FEET; THENCE SOUTH 00 degrees 03'35" WEST A DISTANCE OF 50.00 FEET TO THE POINT OR PLACE OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-11

                         Sterling House of Broken Arrow

LOT ONE (1), BLOCK ONE (1), STERLING HEIGHTS 1ST ADDITION, TULSA COUNTY, OKLAHOMA, ACCORDING TO THE RECORDED PLAT THEREOF.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-12

                           Sterling House of Salina II

ALL OF BLOCK FIVE (5), GEORGETOWN ADDITION TO THE CITY OF SALINA, SALINE COUNTY, KANSAS, LESS THE NORTH ONE HUNDRED TWENTY (120) FEET THEREOF, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF SAID BLOCK FIVE (5);

THENCE ON AN ASSUMED BEARING OF S 90 degrees 00' 00" WEST A DISTANCE OF TWO HUNDRED SIXTY-FIVE AND THIRTY ONE HUNDREDTHS (265.31) FEET TO THE SOUTHWEST CORNER OF SAID BLOCK FIVE (5);

THENCE N 00 degrees 45' 50" E ALONG THE WEST LINE OF SAID BLOCK FIVE (5) A DISTANCE OF THREE HUNDRED TWENTY-TWO AND FIFTY-FIVE HUNDREDTHS (322.55) FEET TO A POINT ONE HUNDRED TWENTY (120) FEET SOUTH OF THE NORTH LINE OF SAID BLOCK FIVE
(5);

THENCE S 89 degrees 53' 25" E PARALLEL TO THE SAID NORTH LINE OF SAID BLOCK FIVE
(5) A DISTANCE OF THREE HUNDRED SEVENTY-TWO AND THIRTY-EIGHT HUNDREDTHS (372.38) FEET TO A POINT ON THE EAST LINE OF SAID BLOCK FIVE (5);

THENCE ON A NON-TANGENT CURVE TO THE LEFT WITH A RADIUS OF FIVE HUNDRED TWENTY AND NINETY-EIGHT HUNDREDTHS (520.98) FEET, AN ARC LENGTH OF THREE HUNDRED FORTY-SIX AND NINETY-ONE HUNDREDTHS (346.91) FEET AND A CHORD BEARING S 19 degrees 05' 24" W TO THE POINT OF BEGINNING. CONTAINING 2.21 ACRES OR 96,248.4 SQ. FT. MORE OR LESS.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-13

                         Sterling House of Lamar Street

BEING 2.337 ACRES OF LAND LOCATED IN THE AZARIAH BRACKENE SURVEY, ABSTRACT NO. 12, PARKER COUNTY, TEXAS AND BEING ALL OF LOT R-1, BLOCK 1 STERLING ADDITION TO THE CITY OF WEATHERFORD, TEXAS ACCORDING TO THE PLAT RECORDED IN CABINET B, SLIDE 203 OF THE PLAT RECORDS OF PARKER COUNTY, TEXAS AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT 1/2 INCH IRON ROD SET AT THE NORTHEAST CORNER OF SAID LOT R-1 LYING IN THE WEST RIGHT-OF-WAY LINE OF LAMAR STREET (A 50-FOOT-WIDE RIGHT-OF-WAY);

THENCE SOUTH, 318.39 FEET ALONG THE EAST BOUNDARY LINE OF SAID LOT R-1 WITH THE SAID WEST RIGHT-OF-WAY LINE OF LAMAR STREET TO A 1/2 INCH IRON ROD SET AT THE SOUTHEAST CORNER OF SAID LOT R-1, BEING THE MOST EASTERLY NORTHEAST CORNER OF LOT R-2 OF SAID BLOCK 1;

THENCE ALONG THE COMMON BOUNDARY LINE BETWEEN SAID LOTS R-1 AND R-2 AS FOLLOWS:
SOUTH 89 DEGREES 06 MINUTES 44 SECONDS WEST, 317.27 FEET TO A 1/2 INCH IRON ROD SET AT THE SOUTHWEST CORNER OF SAID LOT R-1;

THENCE NORTH 00 DEGREES 53 MINUTES 16 SECONDS WEST, 318.36 FEET TO A 1/2 INCH IRON ROD SET AT THE NORTHWEST CORNER OF AFORESAID LOT R-1;

THENCE NORTH 89 DEGREES 06 MINUTES 44 SECONDS EAST, 322.21 FEET ALONG THE NORTH BOUNDARY LINE OF SAID LOT R-1 TO THE PLACE OF BEGINNING, CONTAINING 2.337 ACRES (101,791 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-14

                          Sterling House of Lewisville

BEING 1.981 ACRES OF LAND LOCATED IN THE N. F. BAKER SURVEY, ABSTRACT NO. 39, DENTON COUNTY, TEXAS AND ALL OF LOT 2B1, BLOCK A, GARDEN VALLEY ADDITION, TO THE CITY OF LEWISVILLE, TEXAS ACCORDING TO THE PLAT RECORDED IN CABINET M, PAGE 171 OF THE PLAT RECORDS OF DENTON COUNTY, TEXAS AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS FOLLOWS:

BEGINNING AT A 1/2-INCH IRON ROD FOUND AT THE SOUTHWEST CORNER OF SAID LOT 2B1 BEING THE NORTHWEST CORNER OF LOT 1, BLOCK A, GARDEN VALLEY ADDITION TO THE CITY OF LEWISVILLE, TEXAS ACCORDING TO THE PLAT RECORDED IN CABINET E, PAGE 235 OF THE PLAT RECORDS OF DENTON COUNTY, TEXAS, LYING IN THE EAST RIGHT-OF-WAY LINE OF GARDEN RIDGE BOULEVARD (A 195-FOOT-WIDTH RIGHT-OF-WAY AT THIS POINT);

THENCE NORTH 00 DEGREES 47 MINUTES 30 SECONDS WEST, 250.00 FEET ALONG THE SAID EAST RIGHT-OF-WAY LINE OF GARDEN RIDGE BOULEVARD WITH THE WEST BOUNDARY LINE OF SAID LOT 2B1, TO A 1/2-INCH IRON ROD SET AT THE NORTHWEST CORNER THEREOF, BEING THE SOUTHWEST CORNER OF LOT 2B2, SAID BLOCK A;

THENCE NORTH 89 DEGREES 12 MINUTES 30 SECONDS EAST, 342.81 FEET, ALONG THE COMMON BOUNDARY LINE BETWEEN SAID LOTS 2B1 AND 2B2, TO A 1/2-INCH IRON ROD SET AT THE NORTHEAST CORNER OF SAID LOT 2B1, BEING THE WEST BOUNDARY LINE OF LOT 2A, SAID BLOCK A, GARDEN VALLEY ADDITION TO THE CITY OF LEWISVILLE, TEXAS ACCORDING TO THE PLAT RECORDED IN CABINET M, PAGE 84 OF THE PLAT RECORDS OF DENTON COUNTY, TEXAS;

THENCE SOUTH 00 DEGREES 47 MINUTES 30 SECONDS EAST, 253.30 FEET ALONG THE COMMON BOUNDARY LINE BETWEEN SAID LOTS 2A AND 2B1 TO A 1/2-INCH IRON ROD FOUND AT THE SOUTHEAST CORNER OF SAID LOT 2B1 LYING IN THE NORTH BOUNDARY LINE OF AFORESAID LOT 1;

THENCE SOUTH 89 DEGREES 45 MINUTES 34 SECONDS WEST, 342.82 FEET ALONG THE COMMON BOUNDARY LINE BETWEEN SAID LOTS 1 AND 2B1 TO THE PLACE OF BEGINNING, CONTAINING
1.981 ACRES (86,268 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-15

                           Sterling House of Brighton

LOT 2, EAST RIDGE ADDITION P.U.D. BEING PART OF THE NE 1/4 OF SECTION 8, TOWNSHIP 1 SOUTH RANGE 66 WEST OF THE SIXTH P.M., ADAMS COUNTY, COLORADO.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-16

                           Sterling House of Chandler

A PORTION OF PARCEL FOUR OF MAP OF DEDICATION MISSION PARK RANCH, BOOK 321 OF MAPS, PAGE 33, RECORDS OF MARICOPA COUNTY, ARIZONA BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SECTION 19, TOWNSHIP 1 SOUTH, RANGE 5 EAST OF THE GILA AND SALT RIVER BASE AND MERIDIAN, MARICOPA COUNTY, ARIZONA;

THENCE NORTH 88 DEGREES 07 MINUTES 11 SECONDS EAST ALONG THE SOUTH LINE OF THE SOUTHWEST QUARTER OF SAID SECTION 19, AND THE MONUMENT LINE OF RAY ROAD, A DISTANCE OF 903.92 FEET;

THENCE NORTH 01 DEGREES 52 MINUTES 49 SECONDS WEST A DISTANCE OF 65.00 FEET TO A POINT ON THE SOUTH LINE OF SAID PARCEL 4 AND THE NORTH RIGHT-OF-WAY LINE OF RAY ROAD, SAID POINT BEING THE POINT OF BEGINNING;

THENCE CONTINUING NORTH 01 DEGREES 52 MINUTES 49 SECONDS WEST LEAVING SAID RIGHT-OF-WAY LINE, A DISTANCE OF 320.00 FEET;

THENCE NORTH 88 DEGREES 07 MINUTES 11 SECONDS EAST A DISTANCE OF 362.36 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF MISSION PARK BOULEVARD AS RECORDED IN SAID MAP OF DEDICATION MISSION PARK RANCH, AND THE BEGINNING OF A NON-TANGENT CURVE, CONCAVE EASTERLY WHOSE RADIUS BEARS SOUTH 80 DEGREES 36 MINUTES 13 SECONDS EAST, A DISTANCE OF 640.00 FEET;

THENCE ALONG SAID WEST RIGHT-OF-WAY LINE AND CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 11 DEGREES 16 MINUTES 36 SECONDS, AN ARC DISTANCE OF 125.96 FEET;

THENCE SOUTH 01 DEGREE 52 MINUTES 49 SECONDS EAST ALONG WEST RIGHT -OF-WAY LINE OF SAID MISSION PARK BOULEVARD, A DISTANCE OF 174.85 FEET;

THENCE SOUTH 43 DEGREES 07 MINUTES 11 SECONDS WEST A DISTANCE OF 28.28 FEET TO A POINT ON THE NORTH RIGHT-OF-WAY LINE OF RAY ROAD;

THENCE SOUTH 88 DEGREES 07 MINUTES 11 SECONDS WEST ALONG SAID NORTH RIGHT-OF-WAY LINE A DISTANCE OF 330 FEET TO THE POINT OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-17

                       Sterling Cottage of Richland Hills

BEING 2.379 ACRES OF LAND LOCATED IN THE SOLOMON HAYWORTH SURVEY, ABSTRACT NO. 710, CITY OF RICHLAND HILLS, TARRANT COUNTY, TEXAS, AND BEING THE SOUTH PORTION OF LOT 1, BLOCK 1, STERLING ADDITION TO THE CITY OF RICHLAND HILLS, TEXAS, ACCORDING TO THE PLAT RECORDED IN CABINET A, SLIDE 3286 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS, AND MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS AS
FOLLOWS:

COMMENCING AT A 1/2-INCH ROD SET AT THE NORTHEAST CORNER OF SAID LOT 1 BEING THE NORTHWEST CORNER OF LOT 1A, BLOCK 64, RICHLAND HILLS ADDITION TO THE CITY OF RICHLAND HILLS, TEXAS, ACCORDING TO THE PLAT RECORDED IN VOLUME 388-Q, PAGE 479 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS, LYING IN THE SOUTH RIGHT-OF-WAY LINE OF GLENVIEW DRIVE (A VARIABLE WIDTH RIGHT-OF-WAY) AND LYING N 89 degrees 55'45" W, 141.00 FEET ALONG SAID RIGHT-OF-WAY LINE FROM ITS INTERSECTION WITH THE WEST RIGHT-OF-WAY LINE OF OXLEY DRIVE (A 50-FOOT-WIDE RIGHT-OF-WAY);

THENCE S 00 degrees 05' 00" W, 334.37 FEET ALONG THE WEST BOUNDARY LINE OF SAID BLOCK 64 WITH THE EAST BOUNDARY LINE OF SAID LOT 1 TO A POINT IN THE EAST BOUNDARY LINE OF LOT 3, SAID BLOCK 64 FOR THE PLACE OF BEGINNING OF THE TRACT HEREIN DESCRIBED.

BEGINNING S 00 degrees 05' 00" W, 307.53 FEET ALONG THE WEST BOUNDARY LINE OF SAID BLOCK 64 WITH THE EAST BOUNDARY LINE OF SAID LOT 1 TO A 1/2-INCH IRON ROD FOUND AT SOUTHEAST CORNER OF SAID LOT 1 LYING IN THE NORTH RIGHT-OF-WAY LINE OF HARDISTY DRIVE (A 50-FOOT-WIDE RIGHT-OF-WAY);

THENCE N 89 degrees 59' 01" W, 336.74 FEET ALONG THE SOUTH BOUNDARY LINE OF SAID LOT 1 WITH THE SAID NORTH RIGHT-OF-WAY LINE OF HARDISTY DRIVE TO 1/2-INCH IRON FOUND AT SOUTHWEST CORNER OF SAID LOT 1 BEING THE SOUTHEAST CORNER OF BLOCK A, RICHLAND HILLS ADDITION TO THE CITY OF RICHLAND HILLS, TEXAS ACCORDING TO THE PLAT RECORDED IN VOLUME 388-Y, PAGE 134 OF THE PLAT RECORDS OF TARRANT COUNTY, TEXAS;

THENCE N 00 degrees 00' 39" W, AT 112.81 FEET PASSING A 1/2-INCH IRON ROD FOUND AT THE NORTHEAST CORNER OF SAID BLOCK A BEING THE SOUTHEAST CORNER OF THAT CERTAIN TRACT OF LAND CONVEYED TO BIRDVILLE INDEPENDENT SCHOOL DISTRICT ACCORDING TO THE DEED RECORDED IN VOLUME 2651, PAGE 555 OF THE DEED RECORDS OF TARRANT COUNTY, TEXAS AND CONTINUING IN

9393.9 (NHP Portfolio Lease)

ALL A TOTAL DISTANCE OF 307.53 FEET ALONG THE WEST BOUNDARY LINE OF SAID LOT 1 TO A POINT;

THENCE S 89 degrees 59' 01" E, 337.25 FEET DEPARTING SAID BOUNDARY LINE TO THE PLACE OF BEGINNING, CONTAINING 2.379 ACRES (103,636 SQUARE FEET) OF LAND.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-18

                         Sterling House of Jacksonville

A PORTION OF THE SOUTH 1/4 OF THE SOUTHWEST 1/4 OF SECTION 4, TOWNSHIP 4 SOUTH, RANGE 27 EAST, DUVAL COUNTY, FLORIDA AND BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

FOR A POINT OF BEGINNING COMMENCE AT THE NORTHEAST CORNER OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SAID SECTION 4, TOWNSHIP 4 SOUTH, RANGE 27 EAST; THENCE SOUTH 00 degrees 25' 33" EAST, 454.68 FEET; THENCE SOUTH 89 degrees 01' 03" WEST, 497.84 FEET TO THE NORTHEASTERLY RIGHT OF WAY LINE OF ST. AUGUSTINE ROAD (A 100 FOOT RIGHT OF WAY AS NOW ESTABLISHED); THENCE NORTH 19 degrees 15' 00" WEST ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE, 261.75 FEET; THENCE NORTH 73 degrees 08' 45" EAST, 212.83 FEET; THENCE NORTH 01 degrees 01' 19" WEST, 148.43 FEET (ACTUAL) NORTH 01 degrees 00' 00" WEST, 148.89 FEET (RECORD); THENCE NORTH 89 degrees 05' 52" EAST, 379.68 FEET TO THE POINT OF BEGINNING.

CONTAINING 5.02 ACRES OR 218,502 SQUARE FEET, MORE OR LESS.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-19

                            Sterling House of Tavares

THAT PART OF TRACT NUMBER 3 OF THE REPLAT OF PASADENA PARK ACCORDING TO THE PLAT THEREOF, AS RECORDED IN PLAT BOOK 11, PAGE 69, PUBLIC RECORDS OF LAKE COUNTY, FLORIDA, DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF SAID TRACT NUMBER 3, SAID CORNER BEING ON THE SOUTHERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A (66 FEET TOTAL WIDTH);

THENCE RUN SOUTH 69 DEGREES 04 MINUTES 42 SECONDS WEST ALONG SAID SOUTHERLY RIGHT-OF-WAY LINE A DISTANCE OF 376.00 FEET TO THE POINT OF BEGINNING;

THENCE DEPARTING SAID SOUTHERLY RIGHT-OF-WAY LINE RUN SOUTHERLY ALONG A LINE THAT IS 351.21 FEET WEST OF (BY PERPENDICULAR MEASURE) AND PARALLEL WITH THE EAST LINE OF SAID TRACT NO. 3 A DISTANCE OF 321.21 FEET TO A POINT ON A LINE, SAID LINE BEING 300.00 FEET (BY PERPENDICULAR MEASURE) SOUTH OF THE ABOVE SAID SOUTHERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A;

THENCE RUN SOUTH 69 DEGREES 04 MINUTES 42 SECONDS WEST ALONG SAID LINE A DISTANCE OF 572.35 FEET TO A POINT ON A LINE, SAID LINE BEING 300.00 FEET WHEN MEASURED ALONG THE SOUTHERLY RIGHT-OF-WAY LINE OF COUNTY ROAD 19-A FROM THE EASTERLY RIGHT-OF-WAY LINE OF THE COUNTY ROAD LYING BETWEEN TRACTS 2 AND 3 ACCORDING TO THE ABOVE-MENTIONED PLAT OF PASADENA PARK, SAID COUNTY ROAD NOW CALLED MERRY ROAD CO-DIST. #3-4455 AND BEING 66 FEET TOTAL WIDTH;

THENCE RUN NORTH 00 DEGREES 15 MINUTES 55 SECONDS WEST PARALLEL WITH THE EASTERLY RIGHT-OF-WAY LINE OF MERRY ROAD A DISTANCE OF 320.61 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF ABOVE SAID COUNTY ROAD 19-A;

THENCE RUN NORTH 69 DEGREES 04 MINUTES 42 SECONDS EAST ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF 574.04 FEET TO THE POINT OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-20

                            Sterling House of Newark

SITUATED IN THE CITY OF NEWARK, COUNTY OF LICKING, STATE OF OHIO AND BEING A PART OF SECTION 2, T.2N, R.12W, UNITED STATES MILITARY DISTRICT AND BEING A PART OF AN 80 ACRE TRACT OF LAND DESCRIBED IN OFFICIAL RECORD 840, PAGE 777, CONVEYED TO ADELAIDE C. PRIOR AND MARY E. CHILCOTE (RECORD REFERENCES TO THOSE OF THE RECORDERS OFFICE, LICKING COUNTY, OHIO) AND BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCING AT AN 5/8 INCH IRON PIN FOUND MARKING THE INTERSECTION OF THE NORTH RIGHT-OF-WAY LINE OF GOOSEPOND ROAD (46.5 FEET IN WIDTH) WITH THE WEST RIGHT-OF-WAY LINE OF KENARBRE DRIVE (60 FEET IN WIDTH) THENCE SOUTHERLY ALONG A LINE PERPENDICULAR TO THE RIGHT-OF-WAY LINE OF SAID GOOSEPOND ROAD, S 00 degrees 57' 14" W, A DISTANCE OF 46.50 FEET TO A 5/8 INCH IRON PIN FOUND ON THE SOUTH RIGHT-OF-WAY LINE OF GOOSEPOND ROAD; THENCE ALONG THE SOUTH RIGHT-OF-WAY LINE OF GOOSEPOND ROAD, S 89 degrees 02' 46" E, A DISTANCE OF 89.71 FEET TO A 5/8 INCH IRON PIN FOUND MARKING THE NORTHEAST CORNER OF A 7.002 ACRE TRACT AS DESCRIBED IN DEED VOLUME 609, PAGE 770 OF THE LICKING COUNTY DEED RECORDS AND BEING THE PRINCIPAL POINT OF BEGINNING OF THE TRACT OF LAND TO BE HEREIN DESCRIBED; THENCE CONTINUING ALONG SAID RIGHT-OF-WAY LINE, S 89 degrees 02' 46" E, A DISTANCE OF
300.00 FEET TO AN IRON PIN FOUND; THENCE PARALLEL WITH THE EAST LINE OF SAID
7.002 ACRE TRACT, S 00 degrees 28' 08" W, A DISTANCE OF 350.00 FEET TO AN IRON PIN FOUND; THENCE PARALLEL WITH THE SOUTH RIGHT-OF-WAY LINE OF GOOSEPOND ROAD, N 89 degrees 02' 46" W, A DISTANCE OF 300.00 FEET TO AN IRON PIN FOUND ON THE EAST LINE OF SAID 7.002 ACRE TRACT; THENCE ALONG SAID EAST LINE, N 00 degrees 28' 08" E, A DISTANCE OF 350.00 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.410 ACRES OF LAND, MORE OR LESS.

NOTE: THE BEARINGS IN THIS LEGAL DESCRIPTION ARE BASED ON AN ASSUMED MERIDIAN AND ARE USED ONLY FOR THE PURPOSE OF DESCRIBING ANGULAR MEASUREMENTS.

I.P. FD. = 1/2"X30" REBAR WITH PETERMAN ASSOCIATES' CAP.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-21

                           Sterling House of Fairfield

SITUATED IN THE STATE OF OHIO, IN THE COUNTY OF BUTLER AND IN THE CITY OF
FAIRFIELD:

BEING A 2.9702 ACRE TRACT OUT OF LOT NUMBER 495, IN FAIRFIELD TOWNSHIP, AND BEING IN SECTION 26, TOWNSHIP 2, RANGE 2 AND BEING PART OF LOT NUMBER 495 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING FOR REFERENCE AT THE SOUTHWESTERLY CORNER OF SECTION 26; THENCE NORTH 4 DEGREES 34' 30" EAST, ALONG THE CENTERLINE OF WINTON ROAD, A DISTANCE OF 2673.70 FEET TO A POINT; THENCE SOUTH 85 DEGREES 25' 30" EAST, A DISTANCE OF 220.00 FEET TO AN IRON PIN FOUND AT THE TRUE POINT OF BEGINNING; THENCE NORTH 4 DEGREES 34' 30" EAST, A DISTANCE OF
371.95 FEET TO AN IRON PIN FOUND IN THE SOUTHERLY RIGHT-OF-WAY LINE OF MACK ROAD AS SHOWN IN RIGHT-OF-WAY VOLUME 19, PAGE 164; THENCE SOUTH 71 DEGREES 00' 00" EAST, ALONG THE SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 189.71 FEET TO AN IRON PIN SET; THENCE SOUTH 66 DEGREES 25' 00" EAST, ALONG THE SAID SOUTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 242.46 FEET TO AN IRON PIPE FOUND; THENCE SOUTH 4 DEGREES 34' 30" WEST, ALONG A WESTERLY LINE OF BENCHWAY SUBDIVISION A DISTANCE OF 245.73 FEET TO AN IRON PIN FOUND; THENCE NORTH 85 DEGREES 25' 30" WEST, ALONG A NORTHERLY LINE OF BENCHWAY SUBDIVISION, A DISTANCE OF 412.96 FEET TO THE POINT OF BEGINNING AND CONTAINING 2.9700 ACRES AS GEOMETRICALLY DESCRIBED HEREIN.

ADDRESS: 2357 MACK ROAD, FAIRFIELD, OHIO 45014

9393.9 (NHP Portfolio Lease)

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                                  EXHIBIT A-22

                          Sterling House of Greenville

SITUATE IN THE TOWNSHIP OF GREENVILLE, COUNTY OF DARKE, STATE OF OHIO AND BEING ALL OF TRACT ONE (1) STERLING HOUSE PLAZA AS RECORDED IN VOLUME 28, PAGE 136 OF THE DARKE COUNTY RECORDERS OFFICE, GREENVILLE, OHIO.

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                                  EXHIBIT A-23

                          Sterling House of Punta Gorda

A PORTION OF TRACT "G" PUNTA GORDA ISLES SECTION 9-B, A REPLAT OF WOODS ADDITION TO TRABUE, AS RECORDED IN PLAT BOOK 11, PAGES 12-A THRU 12-C,

TOGETHER WITH:

A PORTION OF TRACT "A" PUNTA GORDA ISLES SECTION 9-C, AS RECORDED IN PLAT BOOK 16, PAGE 5, ALL IN THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; SAID COMBINED PORTIONS OF SAID TRACT "G" AND TRACT "A" BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE RADIUS POINT OF THE CUL-DE-SAC ON BAL HARBOR COURT ACCORDING TO SAID PLAT OF PUNTA GORDA ISLES SECTION 9-C; THENCE NORTH 27 degrees 02'03" EAST, A DISTANCE OF 50.00 FEET TO THE RIGHT-OF-WAY LINE OF SAID BAL HARBOR COURT AND THE POINT OF BEGINNING:

THENCE CONTINUE NORTH 27 degrees 02'03" EAST, A DISTANCE OF 36.14 FEET; THENCE NORTH 82 degrees 35'35" EAST, A DISTANCE OF 123.15 FEET TO THE EAST LINE OF SAID TRACT `G'; THENCE NORTH 00 degrees 08'33" EAST, ALONG SAID EAST LINE, A DISTANCE OF 22.59 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE SOUTHEAST, HAVING AS ELEMENTS, A CENTRAL ANGLE OF 65 degrees 43'12", A RADIUS OF
140.40 FEET AND A CHORD BEARING OF NORTH 33 degrees 00'09" EAST; THENCE NORTHEASTERLY ALONG SAID EAST LINE AND THE ARC OF SAID CURVE AN ARC DISTANCE OF
161.04 FEET TO THE POINT OF REVERSE CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE NORTHWEST, HAVING AS ELEMENTS, A CENTRAL ANGLE OF 34 degrees 26'56", A RADIUS OF
140.40 FEET AND A CHORD BEARING OF NORTH 48 degrees 38'17" EAST; THENCE NORTHEASTERLY ALONG SAID EAST LINE AND THE ARC OF SAID CURVE, AN ARC DISTANCE OF
84.42 FEET TO A POINT; THENCE NORTH 88 degrees 21'43" WEST, A DISTANCE OF 303.11 FEET; THENCE NORTH 01 degrees 38'17" EAST, A DISTANCE OF 20.00 FEET; THENCE NORTH 88 degrees 21'43" WEST, A DISTANCE OF 181.93 FEET TO THE EAST RIGHT-OF-WAY LINE OF BAL HARBOR BOULEVARD; THENCE SOUTH 00 degrees 08'33" WEST, ALONG SAID EAST RIGHT-OF-WAY LINE, A DISTANCE OF 325.30 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE NORTHEAST, HAVING AS ELEMENTS, A CENTRAL ANGLE OF 90 degrees 00'00", A RADIUS OF 25.00 FEET AND A CHORD BEARING OF SOUTH 44 degrees 51'27" EAST; THENCE SOUTHEASTERLY ALONG SAID CURVE AN ARC DISTANCE OF
39.27 FEET TO THE POINT OF COMPOUND CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE NORTH, HAVING AS ELEMENTS, A CENTRAL ANGLE OF 31 degrees 15'42", A RADIUS OF
92.00 FEET AND A CHORD BEARING OF NORTH

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74 degrees 30'42" EAST, SAID POINT ALSO BEING ON THE NORTHERLY RIGHT-OF-WAY LINE
OF BAL HARBOR COURT; THENCE EASTERLY, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE AND THE ARC OF SAID CURVE AN ARC DISTANCE OF 50.20 FEET TO THE POINT OF TANGENCY; THENCE NORTH 58 degrees 52'51" EAST, ALONG SAID NORTHERLY RIGHT-OF-WAY LINE, A DISTANCE OF 93.20 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE TO THE SOUTH, HAVING AS ELEMENTS, A CENTRAL ANGLE OF 58 degrees 09'12", A RADIUS OF
50.00 FEET AND A CHORD BEARING OF NORTH 89 degrees 57'27" EAST; THENCE EASTERLY ALONG SAID NORTHERLY RIGHT-OF-WAY LINE AND THE ARC OF SAID CURVE AN ARC DISTANCE OF 50.75 FEET TO THE POINT OF BEGINNING.

CONTAINING 2.3767 ACRES, MORE OR LESS.

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                                  EXHIBIT A-24

                          Sterling House of Gainesville

A PORTION OF THE NORTHEAST 1/4 OF SECTION 22, TOWNSHIP 9 SOUTH, RANGE 19 EAST, CITY OF GAINESVILLE, ALACHUA COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF SECTION 22, TOWNSHIP 9 SOUTH, RANGE 19 EAST AND RUN THENCE SOUTH 89 degrees 31'17" WEST ALONG THE NORTH BOUNDARY OF THE NORTHEAST 1/4 OF SAID SECTION, 750.01 FEET; THENCE SOUTH 00 degrees 28'43" EAST,
60.00 FEET TO THE SOUTH LINE OF THAT CERTAIN RIGHT-OF-WAY PARCEL DESCRIBED IN OFFICIAL RECORDS BOOK 1865, PAGE 2585, ET SEQ. OF THE PUBLIC RECORDS OF ALACHUA COUNTY, FLORIDA; THENCE SOUTH 00 degrees 27'00" EAST, 215.50 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 00 degrees 27'00" EAST, 300.46 FEET; THENCE SOUTH 89 degrees 33'00" WEST, 228.54 FEET; THENCE NORTH 45 degrees 27'00" WEST
60.10 FEET; THENCE NORTH 00 degrees 27'00" WEST, 339.62 FEET; THENCE NORTH 44 degrees 32'08" EAST, 30.41 FEET; THENCE NORTH 89 degrees 31'17" EAST, 32.38 FEET; THENCE SOUTH 74 degrees 07'44" EAST, 51.97 FEET; TO A POINT ON THE ARC OF A CURVE CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF 65.00 FEET; THENCE SOUTHEASTERLY, ALONG THE ARC OF SAID CURVE, THROUGH A CENTRAL ANGLE OF 60 degrees 51'15" AN ARC DISTANCE OF 69.04 FEET, TO THE END OF SAID CURVE, SAID ARC BEING SUBTENDED BY A CHORD HAVING A BEARING AND DISTANCE OF SOUTH 60 degrees 01'22" EAST, 65.84 FEET; THENCE NORTH 89 degrees 33'00" EAST, 81.42 FEET; THENCE SOUTH 50 degrees 07'35" EAST, 30.50 FEET; THENCE SOUTH 09 degrees 48'11" EAST,
35.99 FEET, TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-25

                        Sterling House of Port Charlotte

A PARCEL OF LAND LYING IN SECTION 7, TOWNSHIP 40 SOUTH, RANGE 22 EAST, CHARLOTTE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCE AT THE INTERSECTION OF THE EAST LINE OF SAID SECTION 7 WITH THE NORTH RIGHT-OF-WAY LINE OF TOLEDO BLADE BOULEVARD, ACCORDING TO THE PLAT OF "PORT CHARLOTTE SUBDIVISION SECTION NINETY" AS RECORDED IN PLAT BOOK 7, PAGES 59-A THROUGH 59-B, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; THENCE NORTH 89 degrees 58'20" WEST, ALONG SAID RIGHT-OF-WAY LINE, A DISTANCE OF 1620.03 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE NORTHEASTERLY, HAVING AS ELEMENTS A CENTRAL ANGLE OF 89 degrees 49'04", A RADIUS OF 25.00 FEET AND A CHORD BEARING OF NORTH 45 degrees 03'48" WEST; THENCE NORTHWESTERLY ALONG THE ARC OF SAID CURVE, AN ARC DISTANCE OF 39.19 FEET TO THE POINT OF TANGENCY; SAID POINT ALSO BEING ON THE EAST RIGHT-OF-WAY LINE OF EDUCATION WAY (FORMERLY PIATTI DRIVE), ACCORDING TO THE CHARLOTTE COUNTY RIGHT-OF-WAY MAP OF MURDOCK CIRCLE AND PIATTI DRIVE; THENCE NORTH 00 degrees 09'16" WEST ALONG SAID EAST RIGHT-OF-WAY LINE, A DISTANCE OF 35.08 FEET; THENCE SOUTH 89 degrees 58'20" EAST PARALLEL WITH AND 60.00 FEET NORTHERLY OF THE SAID NORTH RIGHT-OF-WAY LINE OF TOLEDO BLADE BOULEVARD, A DISTANCE OF 439.05 FEET TO THE POINT OF BEGINNING; THENCE CONTINUE SOUTH 89 degrees 58'20" EAST ALONG SAID PARALLEL LINE, A DISTANCE OF
320.00 FEET; THENCE NORTH 00 degrees 01'40" EAST A DISTANCE OF 373.23 FEET TO THE SOUTHERLY LINE OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1052, PAGE 1606, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA; THENCE SOUTH 89 degrees 55'12" WEST ALONG SAID SOUTHERLY LINE AND THE WESTERLY PROLONGATION THEREOF, A DISTANCE OF 320.00 FEET; THENCE SOUTH 00 degrees 01'40" WEST A DISTANCE OF
372.62 FEET TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-26

                           Sterling House of Merrimac

OVERALL PARCEL:

LOTS 1, 2, 3, 10, 11, 12, 13, 14 AND 15, BLOCK 1, ST. JOHNS PARK, ACCORDING TO PLAT THEREOF RECORDED IN PLAT BOOK 4, PAGE 33, OF THE CURRENT PUBLIC RECORDS OF DUVAL COUNTY, FLORIDA, EXCEPT ANY PART OF LOTS 3 AND 10, LYING WITHIN THE RIGHT OF WAY OF ROOSEVELT BOULEVARD (A 100 FOOT RIGHT OF WAY, AS NOW ESTABLISHED); TOGETHER WITH LOTS 2 AND 13, AND A PORTION OF LOTS 1, 3, 4, 4 1/2, 5, 6, 12 AND 14, BLOCK 8 OF SAID ST. JOHNS PARK, EXCEPT ANY PART OF LOT 6, LYING WITHIN THE RIGHT OF WAY OF SAID ROOSEVELT BOULEVARD, TOGETHER WITH A PORTION OF PARK STREET (A FORMER 60 FOOT RIGHT OF WAY, CLOSED BY ORDINANCE EE-196) LYING EAST OF SAID ROOSEVELT BOULEVARD RIGHT OF WAY AND WEST OF BIG FISHWEIR CREEK; TOGETHER WITH A PORTION OF WHEELER STREET (A 60 FOOT RIGHT OF WAY, CLOSED BY ORDINANCE EE-196) LYING EAST OF SAID ROOSEVELT BOULEVARD RIGHT OF WAY AND WEST OF BIG FISHWEIR CREEK, TOGETHER WITH A PORTION OF A 10 FOOT ALLEY (CLOSED BY SAID ORDINANCE EE-196) LYING EAST OF SAID ROOSEVELT BOULEVARD RIGHT OF WAY AND WEST OF BIG FISHWEIR CREEK, ALL BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FOR A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE EASTERLY RIGHT OF WAY LINE OF SAID ROOSEVELT BOULEVARD WITH THE NORTHERLY RIGHT OF WAY LINE OF MERRIMAC STREET (A 60 FOOT RIGHT OF WAY, AS NOW ESTABLISHED); RUN THENCE NORTH 89 degrees 32'06" EAST ALONG SAID NORTHERLY RIGHT OF WAY LINE OF MERRIMAC STREET, A DISTANCE OF 380.12 FEET TO THE WESTERLY LINE OF THOSE LANDS DESCRIBED AND RECORDED IN OFFICIAL RECORDS VOLUME 6059, PAGE 1250, OF THE CURRENT PUBLIC RECORDS OF SAID COUNTY; RUN THENCE NORTH 00 degrees 33'24" WEST ALONG SAID LINE, A DISTANCE OF 226.00 FEET TO THE NORTHWESTERLY LINE OF SAID OFFICIAL RECORDS VOLUME 6059, PAGE 1250; RUN THENCE NORTH 44 degrees 26'36" EAST ALONG SAID LINE, A DISTANCE OF 49.50 FEET TO ITS INTERSECTION WITH THE WESTERLY LINE OF THOSE LANDS DESCRIBED AND RECORDED IN OFFICIAL RECORDS VOLUME 5736, PAGE 1851, OF SAID PUBLIC RECORDS AND THE POINT OF BEGINNING; RUN THENCE SOUTH 44 degrees 26'36" WEST ALONG SAID NORTHWESTERLY LINE OF OFFICIAL RECORDS VOLUME 6059, PAGE 1250, A DISTANCE OF 49.50 FEET TO THE AFORESAID WESTERLY LINE OF OFFICIAL RECORDS VOLUME 6059, PAGE 1250; RUN THENCE SOUTH 00 degrees 33'24" EAST ALONG SAID WESTERLY LINE OF OFFICIAL RECORDS VOLUME 6059, PAGE 1250, A DISTANCE OF 226.00 FEET TO THE AFORESAID NORTHERLY RIGHT OF WAY LINE OF MERRIMAC STREET; RUN THENCE SOUTH 89 degrees 32'06" WEST ALONG SAID LINE A DISTANCE OF 120.12 FEET TO A POINT; RUN THENCE NORTH 12 degrees 53'42" WEST A DISTANCE OF 183.04 FEET TO A POINT; RUN THENCE SOUTH 89 degrees 32'06" WEST A

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DISTANCE OF 207.52 FEET TO THE ARC OF A CURVE, CONCAVE EASTERLY AND HAVING A
RADIUS OF 1,860.08 FEET, SAID CURVE BEING THE EASTERLY RIGHT OF WAY LINE OF SAID ROOSEVELT BOULEVARD; RUN THENCE NORTHERLY, ALONG SAID RIGHT OF WAY LINE, THE FOLLOWING FOUR COURSES AND DISTANCES; FIRST COURSE, THENCE ALONG AND AROUND THE ARC OF SAID CURVE, 107.91 FEET TO THE POINT OF TANGENCY OF SAID CURVE, SAID ARC BEING SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 09 degrees 46'53" EAST
107.90 FEET; SECOND COURSE, RUN THENCE NORTH 11 degrees 26'36" EAST, A DISTANCE OF 6.69 FEET TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT; THIRD COURSE, RUN THENCE NORTHERLY ALONG AND AROUND THE ARC OF A CURVE, CONCAVE WESTERLY AND HAVING A RADIUS OF 1,960.88 FEET, AN ARC DISTANCE OF 361.36 FEET TO THE POINT OF TANGENCY OF SAID CURVE, SAID ARC BEING SUBTENDED BY A CHORD BEARING AND DISTANCE OF NORTH 06 degrees 09'43" EAST, 360.85 FEET; FOURTH COURSE, RUN THENCE NORTH 00 degrees 52'45" EAST, A DISTANCE OF 76.91 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF THE AFORESAID PARK STREET; RUN THENCE NORTH 89 degrees 32'06" EAST ALONG SAID LINE, A DISTANCE OF 50 FEET, MORE OR LESS, TO THE MEAN HIGH WATER LINE OF BIG FISHWEIR CREEK, RUN THENCE SOUTHEASTERLY, ALONG SAID MEAN HIGH WATER LINE AND THE MEANDERINGS THEREOF, A DISTANCE OF 520 FEET, MORE OR LESS, TO AN INTERSECTION WITH THE AFORESAID WESTERLY LINE OF OFFICIAL RECORDS VOLUME 5736, PAGE 1851, SAID LINE BEARS NORTH 00 degrees 33'24" WEST FROM THE POINT OF BEGINNING; RUN THENCE SOUTH 00 degrees 33'24" EAST A DISTANCE OF 10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

LESS AND EXCEPT ANY PORTION OF THE ABOVE DESCRIBED LANDS THAT MAY LIE WITHIN THOSE LANDS DESCRIBED AND RECORDED IN OFFICIAL RECORDS VOLUME 2574, PAGE 886, PARCEL NO. 4, PART "8", OF THE CURRENT PUBLIC RECORDS OF SAID COUNTY, SAID PORTION BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

FOR A POINT OF REFERENCE, COMMENCE AT THE INTERSECTION OF THE PROLONGATION OF THE AFORESAID FORMER NORTHERLY RIGHT OF WAY LINE OF PARK STREET, SAID PARK STREET CLOSED IN ORDINANCE NO. EE-196, WITH THE SOUTHWESTERLY LINE OF THOSE LANDS DESCRIBED AND RECORDED IN SAID OFFICIAL RECORDS VOLUME 2574, PAGE 886; RUN THENCE SOUTH 28 degrees 35'15" EAST ALONG SAID SOUTHWESTERLY LINE, A DISTANCE OF
453.55 FEET TO THE SOUTHERLY LINE OF SAID BLOCK 1, ST. JOHNS PARK, IN PLAT BOOK 4, PAGE 33, AND THE POINT OF BEGINNING; RUN THENCE NORTH 89 degrees 32'06" EAST ALONG SAID LINE, A DISTANCE OF 8 FEET, MORE OR LESS, TO THE MEAN HIGH WATER LINE OF SAID FISHWEIR CREEK; RUN THENCE NORTHWESTERLY, ALONG SAID MEAN HIGH WATER LINE AND THE MEANDERINGS THEREOF, A DISTANCE OF 15 FEET, MORE OR LESS, TO AN INTERSECTION WITH THE AFORESAID SOUTHWESTERLY LINE OF OFFICIAL RECORDS VOLUME 2574, PAGE 886, SAID LINE BEARS NORTH 28 degrees 35'15" WEST FROM THE POINT OF BEGINNING; RUN THENCE SOUTH 28 degrees 35'15" EAST A DISTANCE OF 10 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-27

                          Sterling House of Springdale

SITUATED IN THE STATE OF OHIO, IN THE COUNTY OF HAMILTON AND IN THE VILLAGE OF
SPRINGDALE:

ALL OF LOT 1 OF STERLING HOUSE ADDITION AS RECORDED IN PLAT BOOK 332, PAGE 93 AND RE-RECORDED IN PLAT BOOK 333, PAGE 24 OF THE HAMILTON COUNTY, OHIO RECORDS.

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                                  EXHIBIT A-28

                            Sterling House of Venice

FROM THE SOUTHWEST CORNER OF THE SOUTHEAST 1/4 OF SECTION 18, TOWNSHIP 39 SOUTH, RANGE 19 EAST; THENCE NORTH 89 degrees 48' EAST ALONG THE SOUTH SECTION LINE, 1204.60 FEET; THENCE NORTH 0 degrees 12' WEST ALONG THE EAST BOUNDARY OF DAVIS STREET, 189.29 FEET TO THE NORTHEAST CORNER OF ITS INTERSECTION WITH BASE AVENUE AS A POINT OF BEGINNING; THENCE CONTINUE NORTH 0 degrees 12' WEST ALONG THE EAST BOUNDARY OF DAVIS STREET, 265 FEET; THENCE EAST 498.19 FEET, TO THE WEST BOUNDARY OF A 50 FOOT STREET; THENCE SOUTH 0 degrees 03' WEST, 264.19 FEET ALONG THE SAID WEST BOUNDARY TO THE NORTH BOUNDARY OF BASE AVENUE; THENCE SOUTH 89 degrees 48' WEST ALONG THE NORTH BOUNDARY OF BASE AVENUE, 496.86 FEET TO THE POINT OF BEGINNING; SUBJECT TO EASEMENT OVER THE EASTERLY 15 FEET THEREOF, LYING AND BEING IN SARASOTA COUNTY, FLORIDA.

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                                  EXHIBIT A-29

                            Sterling House of Urbana

SITUATED IN THE STATE OF OHIO, IN THE COUNTY OF CHAMPAIGN AND IN THE CITY OF
URBANA:

BEING PART OF SECTION 17, TOWNSHIP 5, RANGE 11, B.T.M.R.S., AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT ON THE SOUTH LINE OF E. WATER STREET (66' RIGHT OF WAY) AT THE NORTHEAST CORNER OF COLWELL LAND SUBDIVISION AS RECORDED ON PLAT SLIDE 153 IN CABINET 1 OF THE CHAMPAIGN COUNTY PLAT RECORDS, ALSO BEING THE NORTHEAST CORNER OF LOT 5 OF SAID COLWELL LAND SUBDIVISION, FROM WHICH A MAG NAIL SET FOR REFERENCE ON THE CENTERLINE OF MENTIONED E. WATER STREET BEARS N. 2 degrees 16' 18" W. 33.00 FEET;

THENCE WITH THE SOUTH LINE OF SAID E. WATER STREET, N. 88 degrees 38' 30" E.
317.66 FEET TO AN IRON BAR SET, PASSING FOR REFERENCE AN IRON BAR SET AT 10.00 FEET;

THENCE S. 1 degrees 15' 00" E. 360.32 FEET TO AN IRON BAR SET;

THENCE S. 88 degrees 38' 30" W. 311.24 FEET TO AN IRON BAR FOUND AT THE SOUTHEAST CORNER OF AFOREMENTIONED COLWELL LAND SUBDIVISION, ALSO BEING THE SOUTHEAST CORNER OF AFOREMENTIONED LOT 5, ALSO BEING ON THE WEST LINE OF SECTION 17;

THENCE WITH THE EAST LINE OF SAID COLWELL LAND SUBDIVISION AND THE WEST LINE OF SAID SECTION 17, N. 2 degrees 16' 18" W. 360.36 FEET TO THE PLACE OF BEGINNING.

CONTAINING 2.601 ACRES.

BEING A PART OF THE SAME PREMISES CONVEYED TO BODEY AND SONS, INC. AS RECORDED IN DEED VOLUME 201, PAGE 447 (7.9 ACRE TRACT) OF THE CHAMPAIGN COUNTY DEED RECORDS.

THE FOREGOING DESCRIPTION PREPARED BY AND IN ACCORDANCE WITH A SURVEY BY WILLIAM
D. EDWARDS, PROFESSIONAL SURVEYOR NO. 7574, SEPTEMBER 6, 1996. ALL IRON BARS SET ARE 5/8" X 30" IRON RE-BAR WITH A YELLOW PLASTIC CAP STAMPED "EDWARD P.S. 4792, P.S. 7574". THE BASIS OF BEARINGS FOR THE HEREIN DESCRIBED TRACT IS THE SOUTH LINE OF E. WATER STREET PER OFFICIAL RECORD 21, PAGE 745 (N. 88 degrees 38' 30" E.)

9393.9 (NHP Portfolio Lease)

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                                  EXHIBIT A-30

                         Sterling House of LeHigh Acres

FILE NO. 9757527

A PARCEL OF LAND IN THE EAST HALF OF SECTION 31, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHEAST CORNER OF SECTION 31, TOWNSHIP 44 SOUTH, RANGE 27 EAST, LEE COUNTY, FLORIDA; THENCE NORTH 00 degrees 52'8" EAST ALONG THE EAST SECTION LINE OF SAID SECTION 31, A DISTANCE OF 1563.32 FEET; TO THE INTERSECTION OF THE CENTERLINE OF HOMESTEAD ROAD (80' RIGHT-OF-WAY); AND THE EAST SECTION LINE OF SAID SECTION 31, THENCE NORTH 45 degrees 11'33" WEST, ALONG THE CENTERLINE OF HOMESTEAD ROAD, A DISTANCE OF 375.19 FEET, TO THE INTERSECTION OF THE CENTERLINE OF HOMESTEAD ROAD AND SOUTH LOOP BOULEVARD (80' RIGHT-OF-WAY); THENCE SOUTH 44 degrees 48'27" WEST ALONG THE CENTERLINE OF SOUTH LOOP BOULEVARD, A DISTANCE OF 219.60 FEET, TO THE POINT OF CURVATURE OF A CURVE TO THE RIGHT HAVING A RADIUS OF 265.05 FEET, A DELTA ANGLE OF 44 degrees 40'46"; THENCE ALONG SAID CURVE AN ARC DISTANCE OF 206.69 FEET, TO THE POINT OF TANGENCY, THENCE SOUTH 89 degrees 29'13" WEST, A DISTANCE OF 759.53 FEET, TO THE INTERSECTION OF THE CENTERLINES OF SOUTH LOOP BOULEVARD AND BUSINESS WAY (80' RIGHT-OF-WAY); THENCE NORTH 00 degrees 30'47" WEST, A DISTANCE OF 65.00 FEET, TO THE POINT OF CURVATURE OF A CURVE TO THE LEFT, HAVING A RADIUS OF 139.66 FEET, AND A DELTA ANGLE OF 44 degrees 40'46", THENCE ALONG SAID CURVE AN ARC DISTANCE OF 108.91 FEET, TO THE POINT OF TANGENCY; THENCE SOUTH 44 degrees 48'27" WEST, A DISTANCE OF 40.00 FEET, TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF BUSINESS WAY; THENCE NORTH 45 degrees 11'33" WEST, ALONG SAID RIGHT-OF-WAY LINE A DISTANCE OF
760.40 FEET TO THE POINT OF BEGINNING.

THENCE DEPARTING SAID RIGHT-OF-WAY LINE SOUTH 44 degrees 48'27" WEST, A DISTANCE OF 432.69 FEET TO THE NORTHEASTERLY RIGHT-OF-WAY LINE OF SOUTH LOOP BOULEVARD (80' R/W); THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 45 degrees 11'33" WEST, A DISTANCE OF 14.16 FEET TO THE POINT OF CURVATURE OF A TANGENT CURVE CONCAVE NORTHEASTERLY; THENCE ALONG THE ARC OF SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 110.00 FEET, A DELTA ANGLE OF 45 degrees 32'01", THE CHORD FOR WHICH BEARS NORTH 22 degrees 25'32" WEST, 85.14 FEET, AN ARC DISTANCE OF 87.42 FEET TO THE END OF SAID CURVE; THENCE NORTH 00 degrees 20'28" EAST, A DISTANCE OF 462.83 FEET, TO THE POINT OF CURVATURE OF A TANGENT CURVE CONCAVE EASTERLY; THENCE ALONG THE ARC OF SAID

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CURVE TO THE RIGHT, HAVING A RADIUS OF 30.00 FEET, A DELTA ANGLE OF 44 degrees
27'59", THE CHORD FOR WHICH BEARS NORTH 22 degrees 34'27" EAST, 22.70 FEET, AN ARC DISTANCE OF 23.28 FEET TO THE END OF SAID CURVE; THENCE NORTH 44 degrees 48'27" EAST, A DISTANCE OF 18.43 FEET, TO THE POINT OF CURVATURE OF A TANGENT CURVE CONCAVE SOUTHEASTERLY, THENCE ALONG THE ARC OF SAID CURVE TO THE RIGHT, HAVING A RADIUS OF 30.00 FEET A DELTA ANGLE OF 90 degrees 00'00", THE CHORD FOR WHICH BEARS NORTH 89 degrees 48'27" WEST, 42.43 FEET, AN ARC DISTANCE OF 47.12 FEET TO THE SOUTHERLY RIGHT-OF-WAY LINE OF BUSINESS WAY AND THE END OF SAID CURVE; THENCE SOUTH 45 degrees 11'33" EAST, A DISTANCE OF 395.46 FEET, TO THE POINT OF BEGINNING.

ALSO KNOWN AS PART OF BLOCK 10, OF THE UNRECORDED PLAT OF SUNSHINE SHOPPING PLAZA, LEHIGH ACRES.

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                                  EXHIBIT A-31

                      Sterling House of Washington Township

SITUATED IN THE STATE OF OHIO, IN THE COUNTY OF MONTGOMERY AND IN THE TOWNSHIP OF WASHINGTON:

SITUATED IN THE NORTHEAST QUARTER OF SECTION 36, TOWN 3, RANGE 5 MRS, WASHINGTON TOWNSHIP, MONTGOMERY COUNTY, OHIO, BEING PART OF THE LAND CONVEYED TO THE BANK ONE TRUST CO., N.A. BY DEED RECORDED IN MICROFICHE NUMBER 93-281A11 OF THE DEED RECORDS OF MONTGOMERY COUNTY, OHIO, AND BEING A TRACT OF LAND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE NORTHWEST CORNER OF LOT 28 OF THE MILLER FARM, SECTION ONE, RECORDED IN PLAT BOOK 162, PAGE 27 OF THE PLAT RECORDS OF SAID COUNTY, SAID CORNER BEING ON THE EAST RIGHT-OF-WAY LINE OF MILLER FARM LANE;

THENCE FROM SAID POINT OF BEGINNING NORTH 04 DEGREES 04 MINUTES 53 SECONDS EAST WITH THE EAST RIGHT-OF-WAY LINE OF MILLER FARM LANE AS SHOWN ON P.B. 162, PAGE 26, A DISTANCE OF 260.00 FEET;

THENCE NORTH 87 DEGREES 43 MINUTES 16 SECONDS EAST, PARALLEL WITH THE NORTH LINE OF SAID THE MILLER FARM, SECTION ONE, A DISTANCE OF 449.28 FEET TO THE EAST LINE OF SAID SECTION 36;

THENCE SOUTH 03 DEGREES 28 MINUTES 29 SECONDS WEST, WITH THE EAST LINE OF THE SAID SECTION 36 A DISTANCE OF 259.71 FEET TO THE NORTHEAST CORNER OF LOT 30 OF SAID THE MILLER FARM, SECTION ONE;

THENCE SOUTH 87 DEGREES 43 MINUTES 16 SECONDS WEST, WITH THE NORTH LINE OF LOTS 28, 29 AND 30 OF SAID THE MILLER FARM, SECTION ONE, A DISTANCE OF 452.05 FEET TO THE POINT OF BEGINNING, CONTAINING 2.673 ACRES OF LAND.

BEARINGS ARE BASED ON THE NORTH LINE OF THE MILLER FARM, SECTION ONE, P.B. 162, PAGE 27.

9393.9 (NHP Portfolio Lease)

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                                  EXHIBIT A-32

                          Sterling House of Palm Coast

A PARCEL OF LAND BEING A PORTION OF RESERVED PARCEL "B" ACCORDING TO THE SUBDIVISION MAP COUNTRY CLUB COVE SECTION-8, PALM COAST RECORDED IN MAP BOOK 6, PAGES 28 THROUGH 33, OF THE PUBLIC RECORDS OF FLAGLER COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A POINT OF REFERENCE BEING THE SOUTHWEST CORNER OF SAID RESERVED PARCEL "B", THENCE NORTH 26 degrees 39'01" WEST ALONG THE WEST LINE OF RESERVED PARCEL "B" BEING COMMON AS THE EASTERLY RIGHT-OF-WAY LINE OF CLUB HOUSE DRIVE (60' R/W) A DISTANCE OF 200.00 FEET TO THE POINT OF BEGINNING OF THIS DESCRIPTION, THENCE CONTINUE NORTH 26 degrees 39'01" WEST A DISTANCE OF 354.22 FEET, THENCE NORTH 63 degrees 20'59" EAST A DISTANCE OF 326.66 FEET, THENCE SOUTH 04 degrees 13'35" EAST A DISTANCE OF 1.73 FEET, THENCE SOUTH 26 degrees 39'01" EAST ALONG THE WEST LINE OF THE PLAT LAKE FOREST MAP BOOK 27, PAGES 18 AND 19 A DISTANCE OF 352.62 FEET, THENCE SOUTH 63 degrees 20'59" WEST A DISTANCE OF 326.00 FEET TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-33

                           Sterling House of Englewood

A PORTION OF LOT 1971, ROTONDA HEIGHTS, ACCORDING TO THE PLAT THEREOF AS RECORDED IN PLAT BOOK 8, PAGES 26A THROUGH 26Z, OF THE PUBLIC RECORDS OF CHARLOTTE COUNTY, FLORIDA, SAID PARCEL BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCE AT THE SOUTHWEST CORNER OF SAID LOT 1971, SAID POINT BEING ON THE NORTH RIGHT-OF-WAY LINE OF ROTONDA BOULEVARD WEST (100 FOOT RIGHT-OF-WAY) AND THE EAST RIGHT-OF-WAY LINE OF COUNTY ROAD NO. 775, (100 FOOT RIGHT-OF-WAY); THENCE SOUTH 89 degrees 46'02" EAST ALONG SAID NORTH RIGHT-OF-WAY LINE OF ROTONDA BOULEVARD WEST, A DISTANCE OF 609.80 FEET TO THE POINT OF BEGINNING. THENCE NORTH 00 degrees 32'51" EAST A DISTANCE OF 118.49 FEET TO THE NORTH LINE OF SAID LOT 1971; THENCE SOUTH 89 degrees 46'11" EAST, ALONG SAID NORTH LINE, A DISTANCE OF
659.31 FEET; THENCE SOUTH 89 degrees 46'10" EAST ALONG SAID NORTH LINE A DISTANCE OF 663.00 FEET OF THE WEST LINE OF SAID LOT 1971; THENCE NORTH 00 degrees 26'52" EAST, ALONG SAID WEST LINE A DISTANCE OF 538.47 FEET; THENCE SOUTH 89 degrees 46'10" EAST A DISTANCE OF 400.60 FEET TO THE WEST RIGHT OF WAY LINE OF ROTONDA BOULEVARD WEST; THENCE SOUTH 20 degrees 13'58" WEST, ALONG SAID WEST RIGHT OF WAY LINE, A DISTANCE OF 584.20 FEET TO THE POINT OF CURVATURE OF A CIRCULAR CURVE CONCAVE NORTHWESTERLY HAVING AS ELEMENTS A CENTRAL ANGLE OF 70 degrees 00'00", A RADIUS OF 164.22 FEET AND A CHORD BEARING OF SOUTH 55 degrees 13'58" WEST; THENCE SOUTHWESTERLY ALONG SAID WEST RIGHT OF WAY LINE AND THE ARC OF SAID CURVE, AN ARC DISTANCE OF 200.63 FEET TO THE NORTH RIGHT OF WAY LINE OF SAID ROTONDA BOULEVARD WEST AND THE POINT OF TANGENCY OF SAID CURVE, THENCE NORTH 89 degrees 46'02" WEST ALONG SAID NORTH RIGHT OF WAY LINE, A DISTANCE OF 1371.46 FEET TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-34

                            Sterling House of Hickory

LOCATED IN CATAWBA COUNTY, NORTH CAROLINA, LYING AND BEING IN HICKORY TOWNSHIP, CATAWBA COUNTY, NORTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS: BEGINNING AT A 5/8" IRON PIN FOUND, DAVID R. KLASSETT'S (DEED BOOK 1446, PAGE 278, CATAWBA COUNTY REGISTRY) NORTHWEST CORNER IN THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E. (S.R. 1404), SAID PIN ALSO LOCATED
N. 48-17-22 W. 2666.97 FEET FROM N.C. GRID MONUMENT "HONEYCUTT" PUBLISHED NAD 83 DATUM-N 740,928.643', E 1,316,155.675' & RUNNING WITH KLASSETT'S WESTERN LINE S. 9-35-50 W. 386.00' TO A 5/8" SOLID IRON PIN SET, A NEW CONTROL CORNER; THENCE A NEW LINE N. 80-24-10 W. 310.00' TO A 5/8" SOLID IRON PIN SET, A NEW CONTROL
CORNER: THENCE A NEW LINE N. 9-35-50 E. 281.00' TO A 5/8" SOLID IRON PIN SET' THENCE N. 38-05-50 E. 200.37' TO A 5/8" SOLID IRON PIN SET, A NEW CORNER, IN THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E.; THENCE WITH THE SOUTHERN MARGIN OF THE 60' RIGHT OF WAY FOR 29TH AVENUE, N.E. (S.R. 1404) AS IT CURVES IN A COUNTER CLOCKWISE DIRECTION, SAID CURVE HAVING A CHORD BEARING OF S. 62-03-29 E., A CHORD DISTANCE OF 225.87'; A RADIUS OF 733.39' & AN ARC DISTANCE OF 226.77' TO THE POINT OF BEGINNING, ALSO BEING LOT NO. 1 OF BROWN OPERATING COMPANY, INC., AS RECORDED IN PLAT BOOK 42, AT PAGE 53, OF THE CATAWBA COUNTY REGISTER OF DEEDS.

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                                  EXHIBIT A-35

                        Sterling House of Richland County

ALL THAT CERTAIN PIECE, PARCEL OR LOT OF LAND, SITUATED, LYING AND BEING IN THE COUNTY OF RICHLAND, STATE OF SOUTH CAROLINA, AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN AT THE INTERSECTION OF THE SOUTHERLY RIGHT-OF-WAY OF FAIRFOREST ROAD AND THE EASTERLY RIGHT-OF-WAY OF WOODCROSS DRIVE, THENCE PROCEEDING ALONG SAID SOUTHERLY RIGHT-OF-WAY OF FAIRFOREST ROAD THE FOLLOWING TWO COURSES AND DISTANCES (1) N 52 DEGREES 43 MINUTES 57 SECONDS E 205.90 FEET;
(2) WITH A CURVE TO THE RIGHT HAVING A RADIUS OF 454.21 FEET, AN ARC LENGTH OF
206.09 FEET AND A CHORD WHICH BEARS N 65 DEGREES 43 MINUTES 38 SECONDS E 204.32 FEET TO AN IRON PIN; THENCE LEAVING SAID RIGHT-OF-WAY AND PROCEEDING ALONG THE COMMON LINE OF HARBISON COMMUNITY ASSOCIATION, INC., S 24 DEGREES 20 MINUTES 33 SECONDS E 283.43 FEET TO AN IRON PIN; THENCE LEAVING SAID COMMON LINE AND PROCEEDING S 57 DEGREES 04 MINUTES 03 SECONDS W 88.32 FEET TO AN IRON PIN; THENCE TURNING AND PROCEEDING S 65 DEGREES 37 MINUTES 46 SECONDS W 263.32 FEET TO AN IRON PIN BEING ON THE EASTERLY RIGHT-OF-WAY OF WOODCROSS DRIVE; THENCE PROCEEDING ALONG SAID EASTERLY RIGHT-OF-WAY OF WOODCROSS DRIVE THE FOLLOWING TWO COURSES AND DISTANCES (1) WITH A CURVE TO THE LEFT HAVING A RADIUS OF 447.23 FEET, AN ARC LENGTH OF 52.52 FEET AND A CHORD WHICH BEARS N 33 DEGREES 49 MINUTES 04 SECONDS W 52.49 FEET, (2) N 37 DEGREES 16 MINUTES 13 SECONDS W 204.35 FEET TO THE POINT OF BEGINNING (POB).

THIS BEING THE SAME PROPERTY AS CONVEYED BY STERLING HOUSE CORPORATION, A KANSAS CORPORATION, TO MLD DELAWARE TRUST, A DELAWARE BUSINESS TRUST, ON APRIL 8, 1998 AND RECORDED WITH THE CLERK OF RICHLAND COUNTY IN BOOK 48, PAGE 395.

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                                  EXHIBIT A-36

                           Clare Bridge of Gainesville

PARCEL 1:

A PARCEL OF LAND LYING IN THE NORTHEAST 1/4 OF SECTION 22, TOWNSHIP 9 SOUTH, RANGE 19 EAST, ALACHUA COUNTY, FLORIDA, BEING MORE PARTICULARLY DESCRIBED AS
FOLLOWS:

COMMENCE AT THE NORTHEAST CORNER OF SAID SECTION 22, AND RUN SOUTH 89 degrees 31'17" WEST, ALONG THE NORTH LINE OF SAID NORTHEAST 1/4 OF SAID SECTION 22, A DISTANCE OF 750.01 FEET; THENCE SOUTH 00 degrees 28'43" EAST, 60.00 FEET TO THE SOUTHEAST CORNER OF LANDS DESCRIBED IN OFFICIAL RECORDS BOOK 1865, PAGE 2585 OF THE PUBLIC RECORDS OF ALACHUA COUNTY, FLORIDA; THENCE SOUTH 00 degrees 27'00" EAST, 515.96 FEET TO THE POINT OF BEGINNING; THENCE SOUTH 89 degrees 33'00" WEST, 228.54 FEET; THENCE NORTH 45 degrees 27'00" WEST, 60.10 FEET; THENCE SOUTH 00 degrees 27'00" EAST, 48.89 FEET; THENCE SOUTH 64 degrees 06'16" WEST, 68.64 FEET; THENCE SOUTH 25 degrees 53'44" EAST, 124.88 FEET; THENCE SOUTH 64 degrees 06'16" WEST, 17.59 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE LEFT, CONCAVE NORTHEASTERLY, WHOSE RADIAL POINT BEARS NORTH 59 degrees 28'06" EAST,
125.00 FEET; THENCE ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 45 degrees 39'41" A DISTANCE OF 99.62 FEET TO A POINT OF COMPOUND CURVATURE OF A CURVE TO THE LEFT, CONCAVE NORTHERLY HAVING A RADIUS OF 200.00 FEET; THENCE ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 48 degrees 05'54" A DISTANCE OF 167.89 FEET TO A POINT OF REVERSE CURVATURE OF A CURVE TO THE RIGHT, CONCAVE SOUTHEASTERLY HAVING A RADIUS OF 100.00 FEET; THENCE ALONG THE ARC OF SAID CURVE THROUGH A CENTRAL ANGLE OF 33 degrees 50'29" A DISTANCE OF 59.06 FEET; THENCE NORTH 89 degrees 33'00" EAST, 1.55 FEET; THENCE NORTH 00 degrees 27'00" WEST, 170.04 FEET TO THE POINT OF BEGINNING.

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                                  EXHIBIT A-37

                          Sterling House of Panama City

A PARCEL OF LAND BEING A PORTION OF LOT 81 OF ST. ANDREWS BAY DEVELOPMENT COMPANY'S PLAT OF SECTION 29, TOWNSHIP 3 SOUTH, RANGE 14 WEST, AS RECORDED IN PLAT BOOK 6, PAGE 19, OF THE PUBLIC RECORDS OF BAY COUNTY, FLORIDA; BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: COMMENCE AT THE NORTHWEST CORNER OF SAID LOT 81; THENCE S89 degrees 14'37"E., ALONG THE NORTH LINE OF SAID LOT 81, 199.03 FEET, TO THE POINT OF BEGINNING; THENCE CONTINUE S89 degrees 14'37"E., ALONG SAID NORTH LINE, 410.00 FEET TO THE WESTERLY RIGHT-OF-WAY LINE OF HARRISON AVENUE (100 FOOT R/W); THENCE S.00 degrees 26'04"W., ALONG SAID WESTERLY RIGHT-OF-WAY LINE, 265.00 FEET; THENCE N.89 degrees 14'37"W., 410.00 FEET; THENCE N.00 degrees 26'04"E., 265.00 FEET TO THE POINT OF BEGINNING. SAID PARCEL CONTAINING 2.50 ACRES, MORE OR LESS.

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                                  EXHIBIT A-38

                          Sterling House of Greenville

ALL THAT CERTAIN PIECE, PARCEL OR LOT OF LAND, SITUATE, LYING AND BEING IN THE CITY OF GREENVILLE, COUNTY OF GREENVILLE, STATE OF SOUTH CAROLINA, BEING SHOWN AND DESIGNATED AS 2.699 ACRES, MORE OR LESS ON A PLAT PREPARED FOR STERLING HOUSE CORPORATION BY COX AND DINKINS, INC., DATED JULY 8, 1997, AND RECORDED IN THE OFFICE OF THE REGISTER OF DEEDS FOR GREENVILLE COUNTY IN PLAT BOOK 36-H, AT PAGES 93A&B; AND BEING FURTHER SHOWN AND DELINEATED ON A PLAT PREPARED FOR STERLING HOUSE CORPORATION, BY COX AND DINKINS, INC., DATED JULY 14, 1998, AND RECORDED IN THE OFFICE OF THE REGISTER OF DEEDS FOR GREENVILLE COUNTY IN PLAT BOOK ____ AT PAGE ______; AND ACCORDING TO SAID PLAT HAVING THE FOLLOWING METES, BOUNDS, COURSES AND DISTANCES TO WIT:

BEGINNING AT A POINT MARKED BY A P.K. NAIL IN THE CENTERLINE OF BRUSHY CREEK ROAD, WHICH POINT IS 496+/- FEET FROM THE INTERSECTION OF BRUSHY CREEK ROAD AND TAYLORS ROAD AND RUNNING S89 degrees 54'03"W FOR A DISTANCE OF 251.65 FEET ALONG PROPERTY NOW OR FORMERLY OF SUSAN K. MATTHEWS TO A P.K. NAIL; THENCE TURNING AND RUNNING ALONG TAYLORS ROAD N07 degrees 33'40"W FOR A DISTANCE OF 80.92 FEET TO A P.K. NAIL; THENCE CONTINUING ALONG TAYLORS ROAD N11 degrees 42'18"W FOR A DISTANCE OF 70.86 FEET TO A P.K. NAIL; THENCE TURNING AND RUNNING S89 degrees 57'30"E FOR A DISTANCE OF 32.49 FEET ALONG PROPERTY NOW OR FORMERLY DAVID A. WESTON AND PORTIA K. WESTON TO A 1 1/4" PINCH TOP; THENCE TURNING AND RUNNING N27 degrees 58'44"E FOR A DISTANCE OF 327.17 FEET ALONG PROPERTY NOW OR FORMERLY OF DAVID A. WESTON AND PORTIA K. WESTON TO A 1 PINCH TOP; THENCE TURNING AND RUNNING S59 degrees 24'20"E FOR A DISTANCE OF 300.90 FEET ALONG PROPERTY NOW OR FORMERLY THE PALMETTO BANK, AS SUCCESSOR, TO A P.K. NAIL IN THE CENTERLINE OF BRUSHY CREEK ROAD; THENCE TURNING AND RUNNING S30 degrees 34'19"W FOR A DISTANCE OF 330.94 FEET ALONG THE CENTERLINE OF BRUSHY CREEK ROAD TO A P.K. NAIL AT THE POINT AND PLACE OF BEGINNING.

THIS BEING THE SAME PROPERTY AS CONVEYED BY STERLING HOUSE CORPORATION, A KANSAS CORPORATION, TO MLD DELAWARE TRUST, A DELAWARE BUSINESS TRUST, ON SEPTEMBER 4, 1998 AND RECORDED WITH THE CLERK OF GREENVILLE COUNTY IN BOOK 1786, PAGE 874.

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                                  EXHIBIT A-39

                           Sterling House of Lancaster

SITUATED IN THE CITY OF LANCASTER, COUNTY OF FAIRFIELD, STATE OF OHIO AND BEING A PART OF SECTION 35, TOWNSHIP 15 (GREENFIELD), RANGE 19, ALSO BEING A PART OF BLOCK 4 OF THE COLONIAL HEIGHTS ADDITION AND PARTS OF BLOCKS 4 AND 5 OF THE WESTVIEW HEIGHTS ADDITION, AS RECORDED IN THE PLAT BOOKS OF FAIRFIELD COUNTY, A TRACT OF LAND BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIPE SET ON THE WEST RIGHT-OF-WAY LINE OF WHITTIER STREET AND DESCRIBED AS LYING SOUTH 14 degrees 49'00" W, A DISTANCE OF 283.30 FEET FROM AN IRON PIPE FOUND MARKING THE INTERSECTION OF THE SOUTH RIGHT-OF-WAY LINE OF SCENIC DRIVE WITH THE WEST RIGHT-OF-WAY LINE OF WHITTIER STREET (BOTH STREETS DEDICATED); THENCE CONTINUING ALONG THE WEST RIGHT-OF-WAY LINE OF WHITTIER STREET, SOUTH 14 degrees 49'00" W, A DISTANCE OF 266.70 FEET TO AN IRON PIPE SET MARKING THE SOUTHEAST CORNER OF A 6.07 ACRE TRACT AS DESCRIBED IN DEED VOLUME 401, PAGE 387 OF THE FAIRFIELD COUNTY DEED RECORDS; THENCE ALONG THE SOUTH LINE OF SAID 6.07 ACRE TRACT, AND BEING THE NORTH RIGHT-OF-WAY LINE OF SCHORRWAY DRIVE, NORTH 68 degrees 36'00" W, A DISTANCE OF 300.00 FEET TO AN IRON PIN SET; THENCE PARALLEL WITH THE WEST RIGHT-OF-WAY LINE OF WHITTIER DRIVE, NORTH 14 degrees 49'00" E, A DISTANCE OF 232.97 FEET TO AN IRON PIN SET; THENCE SOUTH 75 degrees 03'21" E, A DISTANCE OF 298.02 FEET TO THE POINT OF BEGINNING AND CONTAINING 1.709 ACRES OF LAND, MORE OR LESS, SUBJECT HOWEVER TO ALL PRIOR EASEMENTS OF RECORD.

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                                  EXHIBIT A-40

                          Sterling House of Youngstown

SITUATED IN THE CITY OF YOUNGSTOWN, COUNTY OF MAHONING, AND STATE OF OHIO:

KNOWN AS BEING LOT NO. 62033 IN HOME DALE PLAT NO. 1 AS FOUND IN VOLUME 93, AT PAGE 229 OF THE MAHONING COUNTY RECORD OF PLATS.

BEGINNING AT AN IRON PIN SET ON THE NORTHERLY RIGHT-OF-WAY OF CANFIELD ROAD NORTH 87 DEGREES 13 MINUTES 00 SECONDS WEST 60.00 FEET FROM AN IRON PIN FOUND AT THE SOUTHWESTERLY CORNER OF LOT NO. 61845 IN THE NORMANDY PLAT NO. 1 AS FOUND IN VOLUME 84 AT PAGE 19 OF THE MAHONING COUNTY RECORD OF PLATS;

THENCE ALONG SAID RIGHT-OF-WAY NORTH 87 DEGREES 13 MINUTES 00 SECONDS WEST A DISTANCE OF 286.74 FEET TO AN IRON PIN FOUND ON THE EASTERLY LINE OF LANDS NOW OR FORMERLY OF BISHOP THOMAS J. TOBIN;

THENCE ALONG SAID TOBIN LANDS NORTH 03 DEGREES 27 MINUTES 00 SECONDS EAST A DISTANCE OF 310.02 FEET TO AN IRON PIN SET;

THENCE SOUTH 87 DEGREES 13 MINUTES 00 SECONDS EAST A DISTANCE OF 286.74 FEET TO AN IRON PIN SET;

THENCE SOUTH 03 DEGREES 27 MINUTES 00 SECONDS WEST A DISTANCE OF 310.02 FEET TO THE POINT OF BEGINNING AND CONTAINING WITHIN SAID BOUNDS 2.041 ACRES OF LAND, MORE OR LESS, AS SHOWN BY SAID PLAT.

PERMANENT PARCEL NO: 53-150-0-219.00

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                                  EXHIBIT A-41

                         Woven Hearts of Deptford I & II

BEING LOT 9.01, BLOCK 86 AS SHOWN ON THE OFFICIAL TAX MAP OF THE TOWNSHIP OF DEPTFORD, COUNTY OF GLOUCESTER, STATE OF NEW JERSEY, MORE SPECIFICALLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN WITH CAP SET IN THE WESTERLY SIDELINE OF DELSEA DRIVE (A.K.A. NEW JERSEY STATE HIGHWAY ROUTE 47, 66 FOOT WIDE R.O.W.), SAID POINT BEING DISTANT NORTH 07 DEGREES 50 MINUTES 00 SECONDS EAST, A DISTANCE OF 175.79 FEET FROM A POINT FORMED BY THE INTERSECTION OF THE DIVIDING LINE BETWEEN LOT 9, BLOCK 86 AND LOT 8, BLOCK 86, WHERE SAID INTERSECTION ALSO BEING MARKED BY A CONCRETE MONUMENT FOUND INSCRIBED "SHAW O'DONNEL" AND FROM SAID POINT OF BEGINNING RUNNING; THENCE

1. ALONG THE DIVIDING LINE BETWEEN LOT 9 AND LOT 9.01, NORTH 77 DEGREES 20 MINUTES 22 SECONDS WEST A DISTANCE OF 450.00 FEET TO AN IRON PIN WITH CAP SET; THENCE

2. CONTINUING ALONG THE DIVIDING LINE BETWEEN LOT 9 AND LOT 9.01, NORTH 08 DEGREES 41 MINUTES 06 SECONDS EAST, A DISTANCE OF 449.37 FEET TO AN IRON PIN WITH CAP SET; THENCE

3. CONTINUING ALONG THE DIVIDING LINE BETWEEN LOT 9 AND 9.01, NORTH 54 DEGREES 24 MINUTES 00 SECONDS EAST, A DISTANCE OF 99.71 FEET TO AN IRON PIN WITH CAP SET; THENCE

4. ALONG THE DIVIDING LINE BETWEEN LOT 9.01 AND LOT 10 & 22, SOUTH 35 DEGREES 36 MINUTES 00 SECONDS EAST, A DISTANCE OF 390.00 FEET TO A STONE MONUMENT FOUND; THENCE

5. CONTINUING ALONG THE DIVIDING LINE BETWEEN LOT 9.01 AND LOT 22 SOUTH 80 DEGREES 44 MINUTES 00 SECONDS EAST, A DISTANCE OF 101.22 FEET TO A POINT ON THE WESTERLY SIDELINE OF DELSEA DRIVE; THENCE

6. ALONG THE WESTERLY SIDELINE OF DELSEA DRIVE, SOUTH 07 DEGREES 50 MINUTES 00 SECONDS WEST, A DISTANCE OF 270.0 FEET TO THE POINT AND PLACE OF BEGINNING.

TOGETHER WITH A NONEXCLUSIVE EASEMENT FOR INGRESS AND EGRESS TO AND FROM LOT 9.01, FOR CONSTRUCTION AND MAINTENANCE OF A STREET OR ROAD, AND INSTALLATION AND MAINTENANCE OF UTILITY LINES AND INFRASTRUCTURE FOR PROVIDING WATER, SEWER, ELECTRIC, CABLE TV, GAS, TELEPHONE AND ANY OTHER UTILITIES TO SAID LOT 9.01.

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                                  EXHIBIT A-42

                    Courtyard Village and Crossings at Albany

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF LINN, CITY OF ALBANY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A: (TL 502)

BEGINNING ON THE NORTH LINE OF AND SOUTH 89 degrees 49' EAST 30.0 FEET FROM THE NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM 51, IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON, SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD AND RUNNING THENCE SOUTH 89 degrees 49' EAST ALONG THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 450.0 FEET; THENCE SOUTH 1 degrees 36' EAST PARALLEL TO THE WEST LINE OF SAID CLAIM A DISTANCE OF 807.31 FEET TO THE NORTHERLY RIGHT OF WAY LINE OF A COUNTY ROAD; THENCE NORTH 65 degrees 58' WEST ALONG SAID RIGHT OF WAY 379.06 FEET TO A POINT OF CURVE ON SAID RIGHT OF WAY; THENCE ALONG SAID RIGHT OF WAY ON A 190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF WHICH BEARS NORTH 44 degrees 21.4' WEST 140.24 FEET) A DISTANCE OF 143.63 FEET; THENCE SOUTH 89 degrees 49' EAST PARALLEL WITH THE NORTH LINE OF DONATION LAND CLAIM 51, A DISTANCE OF 112.15 FEET; THENCE NORTH 1 degrees 36' WEST PARALLEL WITH THE WEST LINE OF SAID CLAIM 51, A DISTANCE OF 130.0 FEET; THENCE NORTH 89 degrees 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM 51 A DISTANCE OF 125.0 FEET TO THE EAST LINE OF A COUNTY ROAD; THENCE NORTH 1 degrees 36' WEST 424.0 FEET TO THE PLACE OF BEGINNING.

EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR PERIWINKLE CREEK RIGHT OF WAY IN DEED RECORDED JUNE 28, 1973 IN MF VOLUME 66, PAGE 61, MICROFILM RECORDS, LINN COUNTY, OREGON.

ALSO EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY BY DEEDS RECORDED MAY 27, 1975 IN MF VOLUME 109, PAGE 22 AND MF VOLUME 109, PAGE 23, MICROFILM RECORDS, LINN COUNTY, OREGON.

ALSO EXCEPT (TL 501) BEGINNING SOUTH 1 degrees 36' EAST 424.0 FEET FROM A POINT ON THE NORTH LINE OF AND SOUTH 89 degrees 49' EAST 30.0 FEET FROM THE

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NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM NO. 51, IN TOWNSHIP 11
SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD; AND RUNNING THENCE
SOUTH 89 degrees 49' EAST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 125.0 FEET; THENCE SOUTH 1 degrees 36' EAST PARALLEL WITH THE WEST LINE OF SAID CLAIM, A DISTANCE OF 130.0 FEET; THENCE NORTH 89 degrees 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 112.15 FEET TO THE EASTERLY RIGHT OF WAY OF SAID COUNTY ROAD; THENCE ALONG SAID RIGHT OF WAY ON A 190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF WHICH BEARS NORTH 12 degrees 10.4' WEST 69.88 FEET) A DISTANCE OF 70.27 FEET; THENCE NORTH 1 degrees 36' WEST 61.68 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY RECORDED SEPTEMBER 18, 1973 IN VOLUME 71, PAGE 524, LINN COUNTY MICROFILM RECORDS.

ALSO EXCEPT THE FOLLOWING: (TL 506) BEGINNING AT A POINT ON THE NORTHERLY RIGHT OF WAY OF GRAND PRARIE ROAD, SAID POINT ALSO BEING NORTH 11 degrees 55' 59" EAST
5.11 FEET AND NORTH 65 degrees 58' 43" WEST A DISTANCE OF 208.03 FEET FROM THE SOUTHEAST CORNER OF TRACT 12 OF JASON WHEELER'S HOME FARM IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; AND RUNNING THENCE NORTH 11 degrees 55' 59" EAST A DISTANCE OF 208.03 FEET; THENCE SOUTH 65 degrees 58' 43" EAST 82.06 FEET THENCE NORTH 12 degrees 59' 24" EAST 259.86 FEET; THENCE NORTH 77 degrees 00' 36" WEST 400.00 FEET; THENCE SOUTH 83 degrees 32' 42" WEST 120.37 FEET; THENCE NORTH 77 degrees 00' 36" WEST 84.00 FEET; THENCE SOUTH 12 degrees 59' 24" WEST 38.00 FEET; THENCE NORTH 77 degrees 00' 36" WEST 110.0 FEET; THENCE NORTH 54 degrees 13' 39" WEST 108.46 FEET; THENCE NORTH 77 degrees 00' 36" WEST 120.00 FEET; THENCE SOUTH 44 degrees 19' 26" WEST 38.80 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN DESCRIBED TRACT IN MICROFILM VOLUME MF 338-89 OF THE LINN COUNTY MICROFILM RECORDS; THENCE SOUTH 01 degrees 36' 00" EAST ALONG SAID EAST LINE 130.00 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 89 degrees 51' 14" WEST ALONG THE SOUTH LINE OF SAID TRACT 112.13 FEET TO THE EASTERLY RIGHT OF WAY OF GEARY STREET; THENCE SOUTHEASTERLY ON A 190.37 FOOT RADIUS CURVE LEFT A DISTANCE OF 117.68 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 40 degrees 28' 54" EAST 115.82 FEET); THENCE NORTH 24 degrees 01' 17" EAST 3.24 FEET TO A 5/8" IRON ROD ON THE NORTH LINE OF GRAND PRARIE ROAD; THENCE SOUTH 65 degrees 58' 43" EAST ALONG SAID NORTH LINE 869.94 FEET TO THE TRUE PLACE OF BEGINNING.

9393.9 (NHP Portfolio Lease)

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PARCEL C: (TL 506 & 507)

BEGINNING AT A POINT ON THE NORTHERLY RIGHT OF WAY OF GRAND PRARIE ROAD, SAID POINT ALSO BEING NORTH 11 degrees 55' 59" EAST 5.11 FEET AND NORTH 65 degrees 58' 43" WEST A DISTANCE OF 208.03 FEET FROM THE SOUTHEAST CORNER OF TRACT 12 OF JASON WHEELER'S HOME FARM IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; AND RUNNING THENCE NORTH 11 degrees 55' 59" EAST A DISTANCE OF 208.03 FEET; THENCE SOUTH 65 degrees 58' 43" EAST 82.06 FEET; THENCE NORTH 12 degrees 59' 24" EAST 259.86 FEET; THENCE NORTH 77 degrees 00' 36" WEST 400.00 FEET; THENCE SOUTH 83 degrees 32' 42" WEST 120.37 FEET; THENCE NORTH 77 degrees 00' 36" WEST 84.00 FEET; THENCE SOUTH 12 degrees 59' 24" WEST
38.00 FEET; THENCE NORTH 77 degrees 00' 36" WEST 110.0 FEET; THENCE NORTH 54 degrees 13' 39" WEST 108.46 FEET; THENCE NORTH 77 degrees 00' 36" WEST 120.00 FEET; THENCE SOUTH 44 degrees 19' 26" WEST 38.80 FEET TO THE NORTHEAST CORNER OF THAT CERTAIN DESCRIBED TRACT IN MICROFILM VOLUME MF 338-89 OF THE LINN COUNTY MICROFILM RECORDS: THENCE SOUTH 01 degrees 36' 00" EAST ALONG SAID EAST LINE
130.00 FEET TO THE SOUTHEAST CORNER THEREOF; THENCE NORTH 89 degrees 51' 14" WEST ALONG THE SOUTH LINE OF SAID TRACT 112.13 FEET TO THE EASTERLY RIGHT OF WAY OF GEARY STREET; THENCE SOUTHEASTERLY ON A 190.37 FOOT RADIUS CURVE LEFT A DISTANCE OF 117.68 FEET (THE LONG CHORD OF WHICH BEARS SOUTH 40 degrees 28' 54" EAST 115.82 FEET); THENCE NORTH 24 degrees 01' 17" EAST 3.24 FEET TO A 5/8" IRON ROD ON THE NORTH LINE OF GRAND PRARIE ROAD; THENCE SOUTH 65 degrees 58' 43" EAST ALONG SAID NORTH LINE 869.94 FEET TO THE TRUE PLACE OF BEGINNING.

PARCEL D: (TL 501)

BEGINNING SOUTH 1 degrees 36" EAST 424.0 FEET FROM A POINT ON THE NORTH LINE OF AND SOUTH 89 degrees 49' EAST 30.0 FEET FROM THE NORTHWEST CORNER OF THE JOHN BURKHART DONATION LAND CLAIM NO. 51, IN TOWNSHIP 11 SOUTH, RANGE 3 WEST OF THE WILLAMETTE MERIDIAN IN LINN COUNTY, OREGON; SAID BEGINNING POINT BEING ON THE EAST LINE OF A COUNTY ROAD; AND RUNNING THENCE SOUTH 89 degrees 49' EAST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 125.0 FEET; THENCE SOUTH 1 degrees 36' EAST PARALLEL WITH THE WEST LINE OF SAID CLAIM, A DISTANCE OF 130.0 FEET; THENCE NORTH 89 degrees 49' WEST PARALLEL WITH THE NORTH LINE OF SAID CLAIM, A DISTANCE OF 112.15 FEET TO THE EASTERLY RIGHT OF WAY OF SAID COUNTY ROAD; THENCE ALONG SAID RIGHT OF WAY ON A 190.4 FOOT RADIUS CURVE TO THE RIGHT (THE LONG CHORD OF WHICH BEARS NORTH 12 degrees 10.4' WEST 69.88 FEET) A DISTANCE OF 70.27 FEET; THENCE NORTH 1 degrees 36' WEST 61.68 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT THAT PROPERTY CONVEYED TO THE CITY OF ALBANY FOR GEARY STREET RIGHT OF WAY RECORDED SEPTEMBER 18, 1973 IN VOLUME 71, PAGE 524, LINN COUNTY MICROFILM RECORDS.

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                                  EXHIBIT A-43

                                   Riverplace

PARCEL A

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF IDAHO, COUNTY OF ADA, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

A PARCEL OF LAND LYING IN PORTIONS OF LOTS 1 AND 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE, ADA COUNTY, IDAHO BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0 degrees 19' 34" WEST; THENCE NORTH 87 degrees 19' 10" WEST FOR A DISTANCE OF 431.35 FEET TO A POINT ON CURVE MARKED BY AN ALUMINUM PIPE BEING ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 210.02 FEET, SAID CURVE HAVING A RADIUS OF 1,372.40 FEET, A CENTRAL ANGLE OF 8 degrees 46' 04", TANGENTS OF 105.21 FEET AND A CHORD LENGTH OF 209.81 FEET BEARING SOUTH 38 degrees 23' 37" EAST TO A POINT ON CURVE MARKED BY AN IRON PIN, SAID POINT BEING THE POINT OF BEGINNING; THENCE LEAVING SAID SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD SOUTH 45 degrees 27' 07" WEST FOR A DISTANCE OF 460.87 FEET TO AN IRON PIN; THENCE SOUTH 44 degrees 32' 53" EAST FOR A DISTANCE OF
382.38 FEET TO AN IRON PIN; THENCE NORTH 45 degrees 27' 07" EAST FOR A DISTANCE OF 332.78 FEET TO AN IRON PIN ON THE SOUTHWESTERLY RIGHT-OF-WAY OF SAID EAST PARKCENTER (BOULEVARD); THENCE NORTH 21 degrees 04' 52" WEST ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE FOR A DISTANCE OF 101.11 FEET TO AN IRON PIN MARKING A POINT OF CURVATURE; THENCE ALONG A CURVE TO THE LEFT ON SAID SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD FOR A DISTANCE OF
303.28 FEET, SAID CURVE HAVING A RADIUS OF 1,372.40 FEET, A CENTRAL ANGLE OF 12 degrees 39' 41", TANGENTS OF 152.26 FEET, AND A CHORD LENGTH OF 302.66 FEET BEARING NORTH 27 degrees 40' 44" WEST TO THE POINT OF BEGINNING.

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

PARCEL A-1

EASEMENT RIGHTS FOR INGRESS AND EGRESS AS CREATED UNDER THAT CERTAIN CROSS-EASEMENT AGREEMENT RECORDED MAY 3, 1990 AS INSTRUMENT NO. 9023531, RECORDS OF ADA COUNTY, IDAHO.

PARCEL B

A PARCEL OF LAND LYING IN A PORTION OF LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH, RANGE 2 EAST, BOISE MERIDIAN, BOISE, ADA COUNTY, IDAHO AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SECTION CORNER COMMON TO SECTIONS 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0 degrees 19' 34" WEST, THENCE; NORTH 87 degrees 19' 10" WEST A DISTANCE OF 431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD, THENCE SOUTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 210.02 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 8 degrees 46' 04", A RADIUS OF 1,372.40 FEET, TANGENTS OF 105.21 FEET AND A LONG CHORD OF 209.81 FEET BEARING SOUTH 38 degrees 23' 37" EAST TO A POINT ON CURVE, THENCE; SOUTH 45 degrees 27' 07" WEST A DISTANCE OF 366.83 FEET TO THE TRUE POINT OF BEGINNING, THENCE; NORTH 44 degrees 32' 53" WEST A DISTANCE OF 252.56 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF SAID LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2., THENCE; NORTH 65 degrees 09' 16" WEST A DISTANCE OF 126.68 FEET ALONG SAID NORTHEASTERLY BOUNDARY TO A POINT, THENCE; SOUTH 6 degrees 30' 29" EAST A DISTANCE OF 322.54 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE IDAHO IN BOOK 56 OF PLATS AT PAGES 5204, 5205, AND 5206, THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION FOR THE NEXT 3 COURSES, SOUTH 41 DEGREES 16' 01" EAST (FORMERLY DESCRIBED AS SOUTH 41 DEGREES 15' 21" EAST) A DISTANCE OF 158.93 FEET, SOUTH 48 degrees 10' 31" EAST (FORMERLY DESCRIBED AS SOUTH 48 degrees 09' 51" EAST) A DISTANCE OF 147.55 FEET, SOUTH 59 degrees 22' 31" EAST (FORMERLY DESCRIBED AS SOUTH 59 degrees 21' 51" EAST) A DISTANCE OF 107.43 FEET, THENCE; NORTH 45 degrees 27' 07" EAST A DISTANCE OF 121.57 FEET TO A POINT, THENCE; NORTH 44 degrees 32' 53" WEST A DISTANCE OF 292.65 FEET TO A POINT, THENCE; NORTH 45 degrees 27' 07" EAST A DISTANCE OF 94.04 FEET TO THE TRUE POINT OF BEGINNING.

PARCEL C

9393.9 (NHP Portfolio Lease)

A PARCEL OF LAND LYING IN A PORTION OF LOT 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND LYING IN A PORTION OF THE NORTHEAST QUARTER OF SECTION 23, TOWNSHIP 3 NORTH RANGE 2 EAST, BOISE, MERIDIAN, BOISE, ADA COUNTY, IDAHO, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:
COMMENCING AT THE SECTION CORNER COMMON TO SECTION 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0 degrees 19' 34" WEST, THENCE; NORTH 87 degrees 19' 10" WEST A DISTANCE OF 431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD, THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 210.02 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 8 degrees 46' 04", A RADIUS OF 1,372.40 FEET, TANGENTS OF 105.21 FEET AND A LONG CHORD OF 209.81 FEET BEARING SOUTH 38 degrees 23' 37" EAST TO A POINT ON CURVE, THENCE; SOUTH 45 degrees 27' 07" WEST A DISTANCE OF 271.87 FEET TO A POINT ON THE SOUTHWESTERLY BOUNDARY OF SAID LOT 2 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, THENCE; NORTH 65 degrees 09' 16" WEST A DISTANCE OF 269.82 FEET ALONG SAID SOUTHWESTERLY BOUNDARY OF LOT 2 TO THE TRUE POINT OF BEGINNING, THENCE; NORTH 44 degrees 32' 53" WEST A DISTANCE OF 135.34 FEET TO A POINT, THENCE SOUTH 24 degrees 50' 45" WEST 47.63 FEET TO A POINT, THENCE SOUTH 65 degrees 09' 16" EAST A DISTANCE OF
126.68 FEET ALONG SAID SOUTHWESTERLY BOUNDARY OF LOT 2 TO THE TRUE POINT OF BEGINNING.

PARCEL D

A PARCEL OF LAND LYING IN A PORTION OF LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, ADA COUNTY, IDAHO IN BOOK 18 OF PLATS AT PAGES 1183 AND 1184, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SECTION CORNER COMMON TO SECTION 13, 14, 24 AND SAID SECTION 23 FROM WHICH THE EAST BOUNDARY OF SAID SECTION 23 BEARS SOUTH 0 degrees 19' 34" WEST; THENCE NORTH 87 DEGREES 19' 10" WEST 431.35 FEET TO A POINT ON CURVE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE SOUTHEASTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A CURVE TO THE RIGHT 513.29 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 21 DEGREES 25' 45", A RADIUS OF 1,372.40 FEET, TANGENTS OF 259.68 FEET AND A LONG CHORD OF 510.31 FEET BEARING SOUTH 32 degrees 03' 47" EAST TO A NON-TANGENT POINT ON CURVE; THENCE CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE SOUTH 21 degrees 04' 52" EAST 101.11 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF SAID LOT 1 OF H.G. MYERS COUNTRY ACRES SUBDIVISION NO. 2, ALSO SAID POINT BEING THE TRUE POINT OF BEGINNING; THENCE SOUTH 45 degrees 27' 07" WEST 332.78 FEET TO A POINT; THENCE NORTH 44 degrees 32' 53" WEST 89.73 FEET TO A POINT;

9393.9 (NHP Portfolio Lease)

THENCE SOUTH 45 degrees 27' 07" WEST 121.57 FEET TO A POINT ON THE NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION, AS FILED FOR RECORD IN THE OFFICE OF THE ADA COUNTY RECORDER, BOISE, IDAHO IN BOOK 56 OF PLATS AT PAGES 5204, 5205 AND 5206; THENCE SOUTHEASTERLY ALONG SAID NORTHEASTERLY BOUNDARY OF LOGGER'S CREEK COVE SUBDIVISION FOR THE NEXT 4 COURSES SOUTH 59 degrees 22' 31" EAST (FORMERLY DESCRIBED AS SOUTH 59 degrees 21' 51" EAST) 190.12 FEET SOUTH 75 degrees 38' 31" EAST (FORMERLY DESCRIBED AS SOUTH 75 degrees 37' 51" EAST)
208.63 FEET NORTH 58 degrees 37' 29" EAST (FORMERLY DESCRIBED AS NORTH 58 degrees 39' 09" EAST) 38.79 FEET NORTH 61 degrees 59' 29" EAST (FORMERLY DESCRIBED AS NORTH 62 degrees 00' 09" EAST) 59.78 FEET TO A POINT ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF EAST PARKCENTER BOULEVARD; THENCE NORTH 2 degrees 46' 26" EAST 24.04 FEET ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE TO A POINT; THENCE NORTHWESTERLY ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE ALONG A NON-TANGENT CURVE TO THE LEFT 267.21 FEET, SAID CURVE HAVING A CENTRAL ANGLE OF 11 DEGREES 04' 29", A RADIUS OF 1,382.40 FEET, TANGENTS OF 134.02 FEET, AND A LONG CHORD OF 266.79 FEET BEARING NORTH 8 degrees 38' 29" WEST TO A POINT; THENCE CONTINUING ALONG SAID SOUTHWESTERLY RIGHT-OF-WAY LINE NORTH 21 degrees 04' 51" WEST 72.16 FEET TO THE TRUE POINT OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-44

                          The Heritage at Rogue Valley

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF OREGON, COUNTY OF JACKSON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

PARCEL 1 OF MINOR LAND PARTITION FILED AUGUST 8, 1990 AS PARTITION PLAT NO. P-70-1990 IN VOLUME 1 OF MINOR LAND PARTITIONS, PAGE 70, JACKSON COUNTY, OREGON, COUNTY SURVEY NO. 12136.

PARCEL B:

PARCEL 2 OF MINOR LAND PARTITION FILED AUGUST 8, 1990 AS PARTITION PLAT NO. P-70-1990 IN VOLUME 1 OF MINOR LAND PARTITIONS, PAGE 70, JACKSON COUNTY, OREGON, COUNTY SURVEY NO. 12136

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-45

                               Columbia Edgewater

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, COUNTY OF BENTON, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

ALL OF THAT PORTION OF LOT 1, BLOCK 733, PLAT OF RICHLAND, ACCORDING TO THE PLAT THEREOF RECORDED IN VOLUMES 6 AND 7 OF PLATS, RECORDS OF BENTON COUNTY, WASHINGTON, WHICH LIES NORTH AND EAST OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT ON THE EAST LINE OF SAID LOT 1, A DISTANCE OF 299.83 FEET SOUTH OF THE NORTHEAST CORNER OF SAID LOT 1; THENCE SOUTH 88 degrees 54'12" WEST A DISTANCE OF 508.0 FEET; THENCE NORTHWESTERLY TO THE NORTH LINE OF SAID LOT 1, TO A POINT WHICH IS 640.00 FEET WEST OF SAID NORTHEAST CORNER AND TERMINUS OF SAID LINE.

PARCEL B:

AN EASEMENT FOR VEHICULAR AND PEDESTRIAN TRAFFIC OVER AND ACROSS A STRIP OF LAND
30.00 FEET WIDE, WHICH LIES SOUTH OF AND IS CONTIGUOUS TO THE SOUTH BOUNDARY OF THE PROPERTY HEREINABOVE DESCRIBED.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-46

                             Crossings at Allenmore

ALL THAT CERTAIN REAL PROPERTY SITUATED IN THE STATE OF WASHINGTON, CITY OF TACOMA, COUNTY OF PIERCE, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

PARCEL A:

BEGINNING 825 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;

THENCE WEST 264 FEET;
THENCE SOUTH 165 FEET;
THENCE EAST 264 FEET;
THENCE NORTH 165 FEET TO THE POINT OF BEGINNING.

PARCEL B:

BEGINNING 990 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;

THENCE WEST 264 FEET;
THENCE SOUTH 165 FEET;
THENCE EAST 264 FEET;
THENCE NORTH 165 FEET TO THE POINT OF BEGINNING.

PARCEL C:

BEGINNING AT A POINT 1,155 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;
THENCE SOUTH TO THE SOUTHEAST CORNER OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SAID SECTION 12;
THENCE WEST 264 FEET;
THENCE NORTH TO A POINT DUE WEST OF INITIAL POINT;
THENCE EAST 264 FEET TO THE POINT OF BEGINNING;

EXCEPT THE EAST 15 FEET THEREOF;

AND EXCEPT THE SOUTH 30 FEET THEREOF.

9393.9 (NHP Portfolio Lease)

PARCEL D:

BEGINNING AT A POINT 1,155 FEET SOUTH OF THE NORTHEAST CORNER OF SECTION 12, TOWNSHIP 20 NORTH, RANGE 2 EAST OF THE W.M.;
THENCE WEST 15 FEET;
THENCE SOUTH TO THE NORTH LINE OF SOUTH 23RD STREET;
THENCE EAST 15 FEET;
THENCE NORTH TO THE POINT OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-47

                               Crossings at Yakima

THAT CERTAIN REAL PROPERTY LOCATED IN THE COUNTY OF YAKIMA, STATE OF WASHINGTON AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

LOT A OF SHORT PLAT RECORDED UNDER AUDITOR'S FILE NUMBER 7001222.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-48

                           Clare Bridge of Greensboro

PARCEL A:

PROPERTY SITUATED IN THE CITY OF GREENSBORO, GUILFORD COUNTY, NORTH CAROLINA, AND DESCRIBED AS FOLLOWS:

BEGINNING AT AN EXISTING IRON PIPE IN THE SOUTHERLY MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD (60 degrees R/W), SAID EXISTING IRON PIPE BEING THE NORTHEASTERLY CORNER OF NOW OR FORMERLY CLARE BRIDGE OF GREENSBORO, LLC, LOT 1, PLAT BOOK 122, PAGE 125 IN THE OFFICE OF THE COUNTY RECORDER OF GUILFORD COUNTY; THENCE FROM SAID BEGINNING POINT WITH EASTERN LINE OF SAID CLARE BRIDGE OF GREENSBORO, LLC, SOUTH 23 degrees 50'27" EAST 185.69 FEET TO AN EXISTING IRON PIPE; THENCE CONTINUING WITH THE WESTERLY LINE OF WYNWOOD OF GREENSBORO, LLC, SOUTH 00 degrees 35'10" EAST 116.67 FEET TO AN EXISTING IRON PIPE IN THE NORTHEASTERLY LINE OF THE COMMON AREA AS RECORDED AND SHOWN IN PLAT BOOK 123, PAGE 125 IN SAID GUILFORD COUNTY; THENCE ALONG THE NORTHERLY LINE OF SAID COMMON AREA, SOUTH 41 degrees 14'27" WEST 121.26 FEET TO AN EXISTING IRON PIPE, THENCE CONTINUING ALONG SAID NORTHERLY LINE SOUTH 58 degrees 26'16" WEST 159.63 FEET TO AN EXISTING IRON PIPE, THENCE WITH THE NORTHERLY MARGIN OF THE RIGHT OF WAY OF NORTH ELM STREET ALONG A CURVE TO THE LEFT HAVING A RADIUS OF 1004.93 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 40 degrees 36'18" WEST 294.40 FEET TO AN EXISTING IRON PIPE AT THE INTERSECTION OF NORTH ELM STREET AND OLD LAKE JEANETTE ROAD, THENCE NORTH 07 degrees 40'05" SECONDS EAST 55.03 FEET TO AN EXISTING IRON PIPE IN THE SOUTHERN MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD (60 degrees R/W); THENCE WITH THE SOUTHERN MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 689.74 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 60 degrees 30'46" EAST 372.18 FEET TO THE POINT AND PLACE OF BEGINNING, CONTAINING 2.685 ACRES, MORE OR LESS.

PARCEL B:

TOGETHER WITH THOSE RIGHTS APPURTENANT TO THE ABOVE-DESCRIBED TRACTS OF LAND AS SET OUT IN INSTRUMENT RECORDED IN BOOK 4512, PAGE 500, GUILFORD COUNTY REGISTRY.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-49

                              Wynwood of Greensboro

PARCEL A:

BEGINNING AT AN EXISTING IRON PIPE IN THE SOUTHERLY MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD (60 degrees R/W), SAID EXISTING IRON PIPE BEING THE NORTHEASTERLY CORNER OF NOW OR FORMERLY WYNWOOD OF GREENSBORO, LLC, LOT 2, PLAT BOOK 123, PAGE 125, AND THE NORTHWESTERLY CORNER OF NOW OR FORMERLY CANTERBURY SCHOOL RECORDED IN DEED BOOK 4084, PAGE 449 IN THE GUILFORD COUNTY REGISTRY, THENCE FROM SAID BEGINNING POINT WITH EASTERLY LINE OF SAID WYNWOOD OF GREENSBORO, LLC, SOUTH 02 degrees 21'03" EAST 166.83 FEET TO AN EXISTING IRON PIPE; THENCE ALONG THE SOUTHERLY LINE OF WYNWOOD OF GREENSBORO, LLC AND NORTHERLY LINE OF LSOF PARTNERS X RECORDED IN DEED BOOK 4536, PAGE 1117, SOUTH 71 degrees 06'31" WEST 320.34 FEET TO AN EXISTING IRON PIPE; THENCE ALONG THE NORTHEASTERLY LINE OF THE COMMON AREA (NORTH ELM - LAKE JEANETTE PROPERTY OWNER'S ASSOCIATION) RECORDED AND SHOWN IN PLAT BOOK 123 PAGE 125 IN SAID GUILFORD COUNTY REGISTRY, NORTH 71 degrees 23'07" WEST 135.98 FEET TO AN EXISTING IRON PIPE, ALSO BEING THE SOUTHEASTERLY CORNER OF NOW OR FORMERLY CLARE BRIDGE OF GREENSBORO, LLC, LOT 1 AS RECORDED AND SHOWN IN PLAT BOOK 123 PAGE 125 IN SAID GUILFORD COUNTY REGISTRY, THENCE ALONG THE EASTERLY LINE OF SAID LOT 1, NORTH 00 degrees 35'10" WEST 116.67 FEET TO AN EXISTING IRON PIPE, THENCE CONTINUING ALONG SAID EASTERLY LINE OF LOT 1, NORTH 23 degrees 50'27" WEST
185.69 FEET TO AN EXISTING IRON PIPE IN THE SOUTHERLY MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD (60 degrees R/W) THENCE WITH THE SOUTHERLY MARGIN OF THE RIGHT OF WAY OF OLD LAKE JEANETTE ROAD ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 689.74 FEET AND A CHORD BEARING AND DISTANCE OF NORTH 86 degrees 30'21" EAST 247.63 FEET THENCE CONTINUING ALONG SAID SOUTHERLY ALONG A CURVE TO THE RIGHT HAVING A RADIUS OF 1021.19 FEET AND A CHORD BEARING AND DISTANCE OF SOUTH 73 degrees 38'78" EAST 264.91 FEET TO THE POINT AND PLACE OF BEGINNING, CONTAINING 2.967 ACRES MORE OR LESS.

PARCEL B:

TOGETHER WITH THOSE RIGHTS APPURTENANT TO THE ABOVE-DESCRIBED TRACTS OF LAND AS SET OUT IN INSTRUMENT RECORDED IN BOOK 4512, PAGE 500, GUILFORD COUNTY REGISTRY.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-50

                            Clare Bridge of Charlotte

PARCEL A:

BEING A TRACT OR PARCEL OF LAND LOCATED IN PROVIDENCE TOWNSHIP, MECKLENBURG COUNTY, NORTH CAROLINA KNOWN AS LOT 6 OF THE SUBDIVISION NAMED BALLANTYNE TRACE COURT - MAP #1 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN FOUND IN THE NORTHERN RIGHT OF WAY LINE OF BALLANTYNE COMMONS PARKWAY, SAID IRON PIN BEING LOCATED S 37 degrees 26' 39" W 77.92' FROM THE SOUTHERNMOST CORNER OF LOT 17 AS SHOWN ON THE MAP OF "ELMSTONE AT THORNHILL PHASE ONE - MAP 2" AND RECORDED IN PLAT BOOK 23 PAGE 612 IN THE MECKLENBURG COUNTY REGISTRY; THENCE ALONG THE REAR LINE OF LOTS 17 AND 18 OF "ELMSTONE AT THORNHILL PHASE ONE - MAP 2" N 37 degrees 26'39" E 515.84' TO AN IRON PIN FOUND AT THE REAR CORNER OF LOT 18, THENCE ALONG THE COMMON LINES OF LOTS 5 AND 6 AS SHOWN ON THE PLAT OF "BALLANTYNE TRACE COURT - MAP #1" (MAP RECORDED IN PLAT BOOK 27 PAGE 994) S 52 degrees 33'20" E 188.55' TO A MAG NAIL SET IN PAVEMENT, THENCE ALONG THE ARC OF A CURVE HAVING A RADIUS OF 150.00' AN ARC DISTANCE OF 86.76' SAID CURVE BEING SUBTENDED BY A CHORD OF S 60 degrees 21'49" E 85.56' TO A MAG NAIL SET IN PAVEMENT, THENCE S 43 degrees 47'37" E 103.84' TO AN IRON PIN SET, THENCE N 55 degrees 25'01" E 94.76' TO A MAG NAIL SET IN PAVEMENT, THENCE ALONG THE ARC OF A CURVE HAVING A RADIUS OF 100.00' AN ARC DISTANCE OF 76.15' SAID CURVE BEING SUBTENDED BY A CHORD OF N 77 degrees 13'59" E 74.32' TO A IRON PIN SET IN THE WESTERN RIGHT OF WAY OF BALLANTYNE TRACE COURT, THENCE ALONG THE WESTERN RIGHT OF WAY OF BALLANTYNE TRACE COURT FOLLOWING THE ARC OF A CURVE THAT HAS A RADIUS OF 286.40' AN ARC DISTANCE OF 100.56' SAID CURVE BEING SUBTENDED BY A CHORD OF S 04 degrees 54'06 E 100.04' TO AN IRON PIN SET, THENCE CONTINUING ALONG THE WESTERN RIGHT OF WAY LINE FOR BALLANTYNE TRACE COURT S 14 degrees 57'37" E 92.99' TO AN IRON PIN SET AT THE INTERSECTION OF BALLANTYNE TRACE COURT AND BALLANTYNE COMMONS PARKWAY, THENCE S 75 degrees 02'23" W 1.00' TO AN IRON PIN SET, THENCE S 30 degrees 29'38" W 40.39' TO AN IRON PIN SET ON THE NORTHERN MOST RIGHT OF WAY FOR BALLANTYNE COMMONS PARKWAY, THENCE RUNNING ALONG THE NORTHERN MOST RIGHT OF WAY FOR BALLANTYNE COMMONS PARKWAY S 73 degrees 28'05" W 86.44' TO AN IRON PIN SET, THENCE ALONG THE ARC OF A NON TANGENT CURVE TO THE RIGHT, SAID CURVE HAVING A RADIUS OF 1950.00' AN ARC DISTANCE OF 571.76 SAID CURVE BEING SUBTENDED BY A CHORD OF S 87 degrees 16'33" W 569.72' TO AN IRON PIN SET, THENCE N 77 degrees 47'07" W 168.21' TO THE POINT AND PLACE OF BEGINNING, AND CONTAINING 5.139 ACRES (223,868.9 square feet) MORE OR LESS ACCORDING TO A SURVEY PREPARED BY CAROLINA'S DESIGN GROUP, PLLC BEING SIGNED AND SEALED BY GERALD M. SOSEBEE, PLS. SURVEY HEREBY REFERENCE IS DATED

9393.9 (NHP Portfolio Lease)

JANUARY 14, 1999 AND ENTITLED "ALTA/ACSM LAND TITLE SURVEY OF CLARE BRIDGE AND WYNWOOD OF CHARLOTTE FOR ALTERNATIVE LIVING SERVICES, INC."

PARCEL B:

TOGETHER WITH THOSE RIGHTS APPURTENANT TO THE ABOVE DESCRIBED PROPERTY AS SET OUT IN INSTRUMENT RECORDED IN BOOK 8920, PAGE 142, MECKLENBURG COUNTY REGISTRY.

9393.9 (NHP Portfolio Lease)

                                  EXHIBIT A-51

                              Wynwood of Charlotte

PARCEL A:

BEING A TRACT OR PARCEL OF LAND LOCATED IN PROVIDENCE TOWNSHIP, MECKLENBURG COUNTY, NORTH CAROLINA KNOWN AS LOT 5 OF THE SUBDIVISION NAMED BALLANTYNE TRACE COURT MAP #1 AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT AN IRON PIN FOUND IN THE NORTH EASTERN MOST CORNER OF LOT 18 OF THE SUBDIVISION "ELMSTONE AT THORNHILL PHASE ONE - MAP 2" (SAID MAP RECORDED IN PLAT BOOK 23 PAGE 612) SAID IRON BEING LOCATED N 37 degrees 26'39" E 515.84' FROM AN IRON IN THE RIGHT OF WAY FOR BALLANTYNE COMMONS PARKWAY AND RUNNING THENCE N 37 degrees 26'39" E 334.16' TO AN IRON PIN FOUND IN THE REAR LOT LINE OF LOT 32 OF THE SUBDIVISION "ELMSTONE AT THORNHILL PHASE ONE - MAP 2", THENCE ALONG THE COMMON LINE OF LOT 4 AND LOT 5 AS SHOWN ON THE PLAT OF "BALLANTYNE TRACE COURT - MAP #1" S 52 degrees 33'21" E 449.18' TO AN IRON PIN SET ON THE WESTERN RIGHT OF WAY FOR BALLANTYNE TRACE COURT, THENCE ALONG THE WESTERN RIGHT OF WAY FOR BALLANTYNE TRACE COURT WITH A CURVE HAVING A RADIUS OF 286.40' AN ARC DISTANCE OF 177.76' SAID CURVE BEING SUBTENDED BY A CHORD OF S 22 degrees 56'18" W 174.93' TO AN IRON PIN SET IN THE WESTERN RIGHT OF WAY LINE FOR BALLANTYNE TRACE COURT, THENCE LEAVING THE WESTERN RIGHT OF WAY LINE FOR BALLANTYNE TRACE COURT AND RUNNING ALONG THE COMMON LINES OF LOTS 5 AND 6 AS SHOWN ON THE PLAT OF "BALLANTYNE TRACE COURT - MAP #1" N 80 degrees 57'06" W 45.76' TO A MAG NAIL SET IN PAVEMENT, THENCE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 100.00' AN ARC DISTANCE OF 76.15' SAID CURVE BEING SUBTENDED BY A CHORD OF S 77 degrees 13'59" W 74.32' TO A MAG NAIL SET IN PAVEMENT, THENCE S 55 degrees 25'01" W 94.76' TO AN IRON PIN SET, THENCE N 43 degrees 47'37" W 103.84' TO A MAG NAIL SET IN PAVEMENT, THENCE ALONG THE ARC OF A CURVE TO THE LEFT HAVING A RADIUS OF 150.00' AN ARC DISTANCE OF 86.76' SAID CURVE BEING SUBTENDED BY A CHORD OF N 60 degrees 21'49" W 85.56' TO A MAG NAIL SET IN PAVEMENT, THENCE N 52 degrees 33'20" W 188.55' TO THE POINT AND PLACE OF BEGINNING, AND CONTAINING
3.329 ACRES (145,001.5 square feet) MORE OR LESS ACCORDING TO A SURVEY PREPARED BY CAROLINA'S DESIGN GROUP, PLLC BEING SIGNED AND SEALED BY GERALD M. SOSEBEE, PLS. SURVEY HEREBY REFERENCE IS DATED JANUARY 14, 1999 AND ENTITLED "ALTA/ACSM LAND TITLE SURVEY OF CLARE BRIDGE AND WYNWOOD OF CHARLOTTE FOR ALTERNATIVE LIVING SERVICES, INC."

9393.9 (NHP Portfolio Lease)

PARCEL B:

TOGETHER WITH THOSE RIGHTS APPURTENANT TO THE ABOVE DESCRIBED PROPERTY AS SET OUT IN INSTRUMENT RECORDED IN BOOK 8920, PAGE 142, MECKLENBURG COUNTY REGISTRY.

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

                                  EXHIBIT A-52

                            Clare Bridge of Columbia

ALL THAT CERTAIN PIECE, PARCEL OR LOT OF LAND TOGETHER WITH ANY IMPROVEMENTS THEREON, IN AND NEAR THE TOWN OF IRMO, IN THE COUNTIES OF LEXINGTON AND RICHLAND, BEING SHOWN AND DESIGNATED AS 3.514 ACRES ON A PLAT PREPARED FOR CLARE BRIDGE OF COLUMBIA, LLC, BY COX AND DINKINS, INC., DATED OCTOBER 23, 1996, LAST REVISED JANUARY 23, 1997, AND RECORDED IN THE RMC OFFICE FOR RICHLAND COUNTY IN PLAT BOOK 56, AT PAGE 7040, AND IN THE RMC OFFICE FOR LEXINGTON COUNTY IN PLAT SLIDE 260, AT PLAT 6 (THE "REFERENCED PLAT"), BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT A 3/4" PINCH TOP (O) AT THE INTERSECTION OF THE NORTHERN RIGHT-OF-WAY OF COLUMBIA AVENUE AND THE EASTERN RIGHT-OF-WAY OF COLLEGE STREET, AND FROM SAID POINT OF BEGINNING RUNNING N07 degrees 22'41"W ALONG THE EASTERN RIGHT-OF-WAY OF COLLEGE STREET FOR A DISTANCE OF 25.05 FEET TO A 1 1/2" PINCH TOP (O); THENCE TURNING AND RUNNING N02 degrees 24'34"W ALONG THE EASTERN RIGHT-OF-WAY OF COLLEGE STREET FOR A DISTANCE OF 249.25 FEET TO A 1/2" ROD (N); THENCE TURNING AND RUNNING N76 degrees 50'59"E ALONG PROPERTY NOW OR FORMERLY OF THE HARBISON GROUP FOR A DISTANCE OF 298.99 FEET TO A 1/2" ROD (N); THENCE TURNING AND RUNNING S53 degrees 23'09"E ALONG PROPERTY NOW OR FORMERLY OF THE HARBISON GROUP FOR A DISTANCE OF 221.29 FEET TO A 1/2" ROD (N); THENCE TURNING AND RUNNING S22 degrees 50'17"W ALONG PROPERTY NOW OR FORMERLY OF THE HARBISON GROUP FOR A DISTANCE OF 375.33 FEET TO A 1/2" ROD (N) ON THE NORTHERN RIGHT-OF-WAY OF COLUMBIA AVENUE; THENCE TURNING AND RUNNING N67 degrees 06'48"W ALONG THE NORTHERN RIGHT-OF-WAY OF COLUMBIA AVENUE FOR A DISTANCE OF 151.09 FEET TO A NAIL (O); THENCE TURNING AND RUNNING N65 degrees 35'38"W FOR A DISTANCE OF
186.91 FEET TO A 3/4" PINCH TOP (O), THE POINT OF BEGINNING.

                                     -ALSO-
                                 EASEMENT NO. 1

THOSE CERTAIN WATER LINE, SANITARY SEWER LINE, STORM DRAINAGE AND ACCESS, INGRESS AND EGRESS EASEMENTS CREATED BY INSTRUMENT ENTITLED DECLARATION OF EASEMENTS BY AND BETWEEN CLARE BRIDGE OF COLUMBIA, LLC, AND THE HARBISON GROUP DATED JANUARY 27, 1997, AND RECORDED FEBRUARY 7, 1997, IN THE RMC OFFICE FOR RICHLAND COUNTY IN DEED BOOK D-1364, AT PAGE 263, AND IN THE RMC OFFICE FOR LEXINGTON COUNTY ON FEBRUARY 7, 1997, IN RECORD BOOK 4041, AT PAGE 346.

9393.9 (NHP Portfolio Lease)

THIS BEING THE SAME PROPERTY AS CONVEYED BY MEDITRUST ACQUISITION COMPANY LLC TO MLD DELAWARE TRUST ON APRIL 9, 2002 AND RECORDED WITH THE CLERK OF RICHLAND COUNTY IN BOOK _____, PAGE _____, AND THE CLERK OF LEXINGTON COUNTY IN BOOK _____, PAGE _____.

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

                                  EXHIBIT A-53

                           Clare Bridge of Charleston

ALL THAT CERTAIN PIECE, PARCEL OR TRACT OF LAND, WITH THE IMPROVEMENTS THEREON, SITUATE, LYING AND BEING IN THE TOWN OF MT. PLEASANT, COUNTY OF CHARLESTON, STATE OF SOUTH CAROLINA, SHOWN AND DESIGNATED AS "PARCEL B-2, 3.1366 ACRES" AS SHOWN ON THAT CERTAIN PLAT ENTITLED "FINAL PLAT SHOWING RESIDUAL LAND KNOWN AS QUEENSBOROUGH OWNED BY EAST BAY COMPANY, LIMITED, AND LANDS OF OTHERS SUBDIVIDED FROM QUEENSBOROUGH, TOWN OF MOUNT PLEASANT, CHARLESTON COUNTY, SC" DATED MARCH 9, 1992, AND REVISED JUNE 29, 1992, AND RECORDED IN PLAT BOOK CH, PAGE 141 ON JUNE 30, 1992, IN THE RMC OFFICE FOR CHARLESTON COUNTY. SAID TRACT OF LAND HAVING SUCH SIZE, SHAPE, DIMENSIONS, BUTTINGS AND BOUNDINGS AS WILL APPEAR ON SAID PLAT, REFERENCE TO WHICH IS CRAVED FOR A MORE COMPLETE AND FULL DESCRIPTION.

SAID PROPERTY ALSO BEING SET FORTH ON THAT CERTAIN PLAT ENTITLED "ALTA/ACSM LAND TITLE SURVEY PARCEL B-2 1010 ANNA KNAPP BOULEVARD" PREPARED BY SOUTHSTAR SURVEYING, INC., DATED NOVEMBER 3, 1997, AND FURTHER DESCRIBED AS FOLLOWS:

COMMENCING AT THE INTERSECTION OF ANNA KNAPP BOULEVARD EXTENSION AND MATHIS FERRY ROAD, THENCE TRAVELING SOUTHEASTERLY ALONG THE RIGHT-OF-WAY OF ANNA KNAPP BOULEVARD EXTENSION A DISTANCE OF 555 +/- TO THE TRUE POINT OF BEGINNING, AN OLD IRON PIN; THENCE TRAVELING SOUTHEASTERLY ALONG THE RIGHT-OF-WAY OF ANNA KNAPP BOULEVARD EXTENSION ALONG THE CHORD OF A CURVE TO THE RIGHT WITH A RADIUS OF 469.55, CHORD COURSE: S08 degrees 52'38"W AND CHORD LENGTH: 215.86' TO AN OLD IRON PIN; THENCE ALONG A LINE WITH A COURSE: S55 degrees 59'43"E, LENGTH:
185.28' TO AN OLD CONCRETE MONUMENT; THENCE ALONG A LINE WITH A COURSE: N79 degrees 10'38"E, LENGTH: 200.02' TO AN OLD IRON PIN; THENCE ALONG A LINE WITH A
COURSE: N09 degrees 57'18"W, LENGTH: 81.00' TO AN OLD IRON PIN; THENCE ALONG A LINE WITH A COURSE N48 degrees 49'25"E, LENGTH: 256.72' TO AN OLD IRON PIN; THENCE ALONG A LINE WITH A COURSE: N40 degrees 10'56"W, LENGTH: 118.64' TO AN OLD IRON PIN; THENCE ALONG THE CHORD OF A CURVE TO THE LEFT WITH A RADIUS OF 71.00', CHORD COURSE: N71 degrees 01'28"W, CHORD LENGTH: 69.50' TO AN OLD IRON PIN; THENCE ALONG A LINE WITH A COURSE: S79 degrees 40'12"W, LENGTH: 342.90' TO AN OLD IRON PIN; THENCE ALONG THE CHORD OF A CURVE TO THE LEFT WITH A RADIUS OF 20.00', CHORD COURSE: S37 degrees 37'45"W, AND CHORD LENGTH: 26.79' TO AN OLD IRON PIN, SAID PIN BEING THE TRUE POINT OF BEGINNING.

9393.9 (NHP Portfolio Lease)

                                     -ALSO-
                                 EASEMENT NO. 1

THAT CERTAIN STORM DRAINAGE EASEMENT GRANTED BY INSTRUMENT ENTITLED GRANT OF EASEMENT BY EAST BAY CO., LTD., TO CLARE BRIDGE OF CHARLESTON, LLC, DATED JANUARY 2, 1997, AND RECORDED IN BOOK S-280, PAGE 162, AND RE-RECORDED IN BOOK S-281, PAGE 739 IN THE RMC OFFICE FOR CHARLESTON COUNTY.

                                     -ALSO-
                                 EASEMENT NO. 2

THAT CERTAIN WATER LINE EASEMENT GRANTED BY INSTRUMENT ENTITLED GRANT OF WATER LINE EASEMENT FROM EAST BAY CO., LTD., TO CLARE BRIDGE OF CHARLESTON, LLC, DATED APRIL 11, 1997, AND RECORDED APRIL 29, 1997, IN BOOK J-283, PAGE 616 IN THE RMC OFFICE FOR CHARLESTON COUNTY.

THIS BEING THE SAME PROPERTY AS CONVEYED BY MEDITRUST ACQUISITION COMPANY LLC TO MLD DELAWARE TRUST ON APRIL 9, 2002 AND RECORDED WITH THE CLERK OF CHARLESTON COUNTY IN BOOK _____, PAGE _____.

9393.9 (NHP Portfolio Lease)

                                    EXHIBIT B

                           LANDLORD PERSONAL PROPERTY

                                  See attached;

             includes any such personal property replaced by Tenant

      or required by the state in which the applicable Facility is located or by any other governmental entity to operate such Facility.

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                                       B-1

                                    EXHIBIT C

                                FAIR MARKET VALUE

            "FAIR MARKET VALUE" means the fair market value of the Premises or applicable portion thereof on a specified date as agreed to by the parties, or failing such agreement within ten (10) days of such date, as established pursuant the following appraisal process. Each party shall within ten (10) days after written demand by the other select one MAI Appraiser to participate in the determination of Fair Market Value. For all purposes under this Master Lease, the Fair Market Value shall be the fair market value of the Premises or applicable portion thereof unencumbered by this Master Lease. Within ten (10) days of such selection, the MAI Appraisers so selected by the parties shall select a third (3rd) MAI Appraiser. The three (3) selected MAI Appraisers shall each determine the Fair Market Value of the Premises or applicable portion thereof within thirty days of the selection of the third appraiser. To the extent consistent with sound appraisal practices as then existing at the time of any such appraisal, and if requested by Landlord, such appraisal shall be made on a basis consistent with the basis on which the Premises or applicable portion thereof were appraised at the time of their acquisition by Landlord. Tenant shall pay the fees and expenses of any MAI Appraiser retained pursuant to this Exhibit.

            If either party fails to select a MAI Appraiser within the time period set forth in the foregoing paragraph, the MAI Appraiser selected by the other party shall alone determine the fair market value of the Premises or applicable portion thereof in accordance with the provisions of this Exhibit and the Fair Market Value so determined shall be binding upon the parties. If the MAI Appraisers selected by the parties are unable to agree upon a third (3rd) MAI Appraiser within the time period set forth in the foregoing paragraph, either party shall have the right to apply at Tenant's expense to the presiding judge of the court of original trial jurisdiction in the county in which the Premises or applicable portion thereof are located to name the third (3rd) MAI Appraiser.

            Within five(5) days after completion of the third (3rd) MAI Appraiser's appraisal, all three (3) MAI Appraisers shall meet and a majority of the MAI Appraisers shall attempt to determine the fair market value of the Premises or applicable portion thereof. If a majority are unable to determine the fair market value at such meeting, the three (3) appraisals shall be added together and their total divided by three (3). The resulting quotient shall be the Fair Market Value. If, however, either or both of the low appraisal or the high appraisal are more than TEN PERCENT (10%) lower or higher than the middle appraisal, any such lower or higher appraisal shall be disregarded. If only one
(1) appraisal is disregarded, the remaining two (2) appraisals shall be added together and their total divided by two (2), and the resulting quotient shall be such Fair Market Value. If both the lower appraisal and higher appraisal are disregarded as provided herein, the middle appraisal shall be such Fair Market Value. In any event, the result of the foregoing appraisal process shall be final and binding.

            "MAI APPRAISER" shall mean an appraiser licensed or otherwise qualified to do business in the state(s) where the Premises or applicable portion thereof are located and who has

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                                       C-1
substantial experience in performing appraisals of facilities similar to the Premises or applicable portion thereof and is certified as a member of the American Institute of Real Estate Appraisers or certified as a SRPA by the Society of Real Estate Appraisers, or, if such organizations no longer exist or certify appraisers, such successor organization or such other organization as is approved by Landlord.

9393.9 (NHP Portfolio Lease)

                                    EXHIBIT D

                              PERMITTED EXCEPTIONS

1. The standard printed exceptions, conditions and exclusions from coverage contained in the standard coverage owner's title policy then prevailing in use at the title company that consummates the sale transaction.

2.    Any matters which an accurate survey of the Premises may show.

3.    Real property taxes and assessments.

4. Any matters shown as title exceptions in the ALTA Owner's Policy of Title Insurance obtained by Landlord in connection with its acquisition of the Premises.

5. Such other matters burdening the Premises which were created with the consent or knowledge of Tenant or arising out of Tenant's acts or omissions.

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                                       D-1

                                    EXHIBIT E

                               CERTAIN DEFINITIONS

For purposes of this Master Lease, the following terms and words shall have the specified meanings:

ENVIRONMENTAL DEFINITIONS

      "ENVIRONMENTAL ACTIVITIES" shall mean the use, generation, transportation, handling, discharge, production, treatment, storage, release or disposal of any Hazardous Materials at any time to or from any portion of the Premises or located on or present on or under any portion of the Premises.

      "HAZARDOUS MATERIALS" shall mean (a) any petroleum products and/or by-products (including any fraction thereof), flammable substances, explosives, radioactive materials, hazardous or toxic wastes, substances or materials, known carcinogens or any other materials, contaminants or pollutants which pose a hazard to any portion of the Premises or to Persons on or about any portion of the Premises or cause any portion of the Premises to be in violation of any Hazardous Materials Laws; (b) asbestos in any form which is friable; (c) urea formaldehyde in foam insulation or any other form; (d) transformers or other equipment which contain dielectric fluid containing levels of polychlorinated biphenyls in excess of fifty (50) parts per million or any other more restrictive standard then prevailing; (e) medical wastes and biohazards; (f) radon gas; and (g) any other chemical, material or substance, exposure to which is prohibited, limited or regulated by any governmental authority or may or could pose a hazard to the health and safety of the occupants of any portion of the Premises or the owners and/or occupants of property adjacent to or surrounding any portion of the Premises, including, without limitation, any materials or substances that are listed in the United States Department of Transportation Hazardous Materials Table (49 CFR 172.101) as amended from time to time.

      "HAZARDOUS MATERIALS CLAIMS" shall mean any and all enforcement, clean-up, removal or other governmental or regulatory actions or orders threatened, instituted or completed pursuant to any Hazardous Material Laws, together with all claims made or threatened by any third party against any portion of the Premises, Landlord or Tenant relating to damage, contribution, cost recovery compensation, loss or injury resulting from any Hazardous Materials.

      "HAZARDOUS MATERIALS LAWS" shall mean any laws, ordinances, regulations, rules, orders, guidelines or policies relating to the environment, health and safety, Environmental Activities, Hazardous Materials, air and water quality, waste disposal and other environmental matters.

OTHER DEFINITIONS

      "AFFILIATE" shall mean with respect to any Person, any other Person which Controls, is Controlled by or is under common Control with the first Person.

      "AGREEMENT TO ENTER INTO MASTER LEASE" shall mean that certain Agreement to Enter Into Master Lease of even date herewith between Landlord and Tenant.

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                                       E-1

      "CATASTROPHIC EVENT OF DEFAULT" shall mean (i) the revocation, suspension or material limitation of any license required for the operation of any portion of the Business or any portion of the Premises or, if Tenant has elected to participate therein or if otherwise required by applicable law, the certification of any portion of the Premises for provider status under Medicare or Medicaid; (ii) the closure of any portion of the Business; (iii) the sale or transfer of all or any portion of any certificate of need, bed rights or other similar certificate or license relating to any portion of the Business or any portion of the Premises; and (iv) the use of any portion of the Premises other than for a licensed facility engaged in the applicable Business and for ancillary services relating thereto.

      "CC&R'S" shall mean covenants, conditions and restrictions or similar use, maintenance or ownership obligations encumbering or binding upon the real property comprising any Facility.

      "CONTROL" shall mean, as applied to any Person, the possession, directly or indirectly, of the power to direct the management and policies of that Person, whether through ownership, voting control, by contract or otherwise.

      "CPI" shall mean the Consumer Price Index for All Urban Wage Earners and Clerical Workers, United States Average, Subgroup "All Items" (1982 - 1984 =
100), as published by the United States Department of Labor, Bureau of Labor Statistics, or similar index if the same becomes unavailable.

      "EXCLUDED FACILITY" or "FACILITIES" shall mean each of the health care facilities described on Schedule 7 attached hereto.

      "MEDITRUST CAROLINA FACILITIES" shall mean the Facilities identified on
Schedule 6 that were acquired from Meditrust Landlord pursuant to the Meditrust Purchase Agreement and are located within the States of North Carolina and South Carolina.

      "MEDITRUST LANDLORD" shall mean, individually and collectively, La Quinta Properties, Inc., a Delaware corporation, Meditrust of Kansas, Inc., a Delaware corporation, T and F Properties, LP, a Delaware limited partnership, and Meditrust Acquisition Company LLC, a Delaware limited liability company.

      "MEDITRUST LEASE DOCUMENTS" shall mean all leases and other documents or agreements evidencing the leasing of the Meditrust Carolina Facilities prior to the date hereof by Tenant from Meditrust Landlord and all documents and agreements securing Tenant's obligations thereunder or otherwise executed in connection therewith.

      "MEDITRUST PURCHASE AGREEMENT" shall mean that certain Amendment and Restatement of Purchase and Sale Agreement dated as of April 2, 2002 by and between La Quinta Properties, Inc. and certain Affiliates thereof, and NHP, as assigned by NHP to JER/NHP Senior Living Acquisition, LLC, a Delaware limited liability company, and one or more of the entities comprising Landlord.

      "MEMORANDUM OF UNDERSTANDING" shall mean that certain Memorandum of Understanding of even date herewith between Landlord and Tenant.

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                                       E-2

      "NHP" shall mean Nationwide Health Properties, Inc., a Maryland corporation.

      "PERSON" shall mean any individual, partnership, association, corporation, limited liability company or other entity.

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                                       E-3

                                    EXHIBIT F

                  FINANCIAL, MANAGEMENT AND REGULATORY REPORTS


                                   REPORT                                                        DUE DATE
--------------------------------------------------------------------------------   ---------------------------------------
MONTHLY FINANCIAL REPORTS CONCERNING THE BUSINESS AT EACH FACILITY
consisting of:

(1)   a balance sheet;
(2)   a reasonably detailed income statement;
(3)   total patient days;                                                          Thirty (30) days after the end of each
(4)   occupancy; and                                                               calendar month
(5)   payor mix.

QUARTERLY CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS                            Forty-Five (45) days after the end of
of Tenant, which shall include calculations demonstrating Tenant's compliance      each of the first three quarters of the
with Section 7.4 as of the end of the applicable quarter.                          fiscal year of Tenant

ANNUAL CONSOLIDATED OR COMBINED FINANCIAL STATEMENTS
of Tenant audited by a reputable certified public accounting firm, which shall     Ninety (90) days after the fiscal year
include calculations demonstrating Tenant's compliance with Section 7.4 as of      end of Tenant
the end of the fourth quarter.

REGULATORY REPORTS WITH RESPECT TO EACH FACILITY, as follows:

(1)   all federal, state and local licensing and reimbursement certification surveys, inspection and other reports received by Tenant as to any portion
      of the Premises and any portion of the Business, including state             Five (5) business days after receipt
      department of health licensing surveys;
(2)   Medicare and Medicaid certification surveys; and
(3)   life safety code reports.

REPORTS OF REGULATORY VIOLATIONS, by written notice of the following:

(1)   any violation of any federal, state or local licensing or reimbursement certification statute or regulation, including Medicare or Medicaid;
(2)   any suspension, termination or restriction placed upon Tenant or any
      portion of the Premises, the operation of any portion of the Business        Two (2) business days after receipt
      or the ability to admit residents or patients; or
(3)   any violation of any other permit, approval or certification in connection with any portion of the Premises or any portion of the
      Business, by any federal, state or local authority, including Medicare or Medicaid.

ANNUAL OPERATING BUDGET
covering the operations of each Facility and the Business conducted thereon for    Thirty (30) days after the beginning of
the forthcoming fiscal year.                                                       each fiscal year

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                                       F-1

                                    EXHIBIT G

                         FORM OF JOINDER TO MASTER LEASE

                                     JOINDER

      This JOINDER (this "JOINDER") is executed as of ___________, 2002 by and between the parties identified below as "LANDLORD" and the parties identified below as "TENANT." Pursuant to Section 26 of that certain Master Lease dated as of April 9, 2002 by and between Landlord and Tenant (the "MASTER LEASE"), Landlord and Tenant acknowledge and agree that (i) the Excluded Facilities are [or the Excluded Facility commonly known as _____________ is] hereby added to and have [has] become a part of the Premises, (ii) Minimum Rent is hereby increased by the amount of _________ Dollars ($______), (iii) Landlord's Investment is hereby increased by the amount of _________ Dollars ($______), and
(iv) the Security Deposit and Collateral Amount is hereby increased by the amount of _________ Dollars ($______).

      Schedule 2 to the Master Lease is hereby amended and restated by the attached schedule reflecting the addition of the Excluded Facilities [Facility] affected hereby.

      Initially capitalized terms used but not defined in this Joinder shall have the meanings given to them in the Master Lease.

                                              "LANDLORD":

                                              [LANDLORD SIGNATURE BLOCKS]

                                              "TENANT"

                                              [TENANT SIGNATURE BLOCKS]

9393.9 (NHP Portfolio Lease)

                                   SCHEDULE 1

                                LANDLORD ENTITIES

1.    NATIONWIDE HEALTH PROPERTIES, INC., a Maryland corporation

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN COLORADO, OKLAHOMA, ARIZONA, OHIO, NEW JERSEY, OREGON, WASHINGTON, KANSAS, IDAHO AND FLORIDA

2.    NH TEXAS PROPERTIES LIMITED PARTNERSHIP, a Texas limited partnership

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN TEXAS

3.    NHP SILVERWOOD INVESTMENTS, INC., a Nevada corporation

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN NEVADA AND COMMONLY KNOWN AS WESTWOOD ASSISTED LIVING CENTER (NHP SILVERWOOD INVESTMENTS, INC. IS EXECUTING THIS MASTER LEASE FOR THE PURPOSES OF CONSENTING TO THE PROVISIONS OF SECTION 26 AND AGREES TO BE BOUND BY THE TERMS OF THIS MASTER LEASE UPON JOINDER OF THE WESTWOOD ASSISTED LIVING CENTER PURSUANT TO SECTION 26 AND EXHIBIT G OF THIS MASTER LEASE)

4.    NHP WESTWOOD INVESTMENTS, INC., a Nevada corporation

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN NEVADA AND COMMONLY KNOWN AS WESTWOOD ACTIVE RETIREMENT (NHP WESTWOOD INVESTMENTS, INC. IS EXECUTING THIS MASTER LEASE FOR THE PURPOSES OF CONSENTING TO THE PROVISIONS OF
      SECTION 26 AND AGREES TO BE BOUND BY THE TERMS OF THIS MASTER LEASE UPON JOINDER OF WESTWOOD ACTIVE RETIREMENT PURSUANT TO SECTION 26 AND EXHIBIT G OF THIS MASTER LEASE)

5.    MLD DELAWARE TRUST, a Delaware business trust

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN SOUTH CAROLINA

6.    MLD PROPERTIES, LLC, a Delaware limited liability company

      FEE OWNER OF PORTIONS OF PREMISES LOCATED IN NORTH CAROLINA

9393.9 (NHP Portfolio Lease)

                                  Schedule 1-1

                                   SCHEDULE 2

                   FACILITY INFORMATION: BUSINESS, BEDS, ETC.

                                   [ATTACHED]

9393.9 (NHP Portfolio Lease)

                                  Schedule 2-1

                                   SCHEDULE 3

                      EXCEPTIONS TO INSURANCE REQUIREMENTS

      Alterra has in place a liability insurance program through Commonwealth Risk Services, Inc., a risk management organization, to provide $5 million of aggregate liability coverage. The Commonwealth program is a claims made insurance policy, including general liability and professional liability, which was initially issued by Legion Indemnity Company, an A. M. Best A- insurance company. Legion Indemnity Company utilizes the insurance profit center program offered by Mutual Indemnity (Bermuda) Ltd. (initially A. M. Best A- rated), which is a risk financing plan designed to control the underwriting, profit and investment income from a insured's insurance policy. Both ratings were reduced after the initial formation of the program. The fronting insurance carrier for the program, Legion Indemnity Company ("Legion"), became subject to a Conservation Order issued by the Illinois Department of Insurance that limits Legion's ability to pay claims without court approval. Legion's current credit rating is "E."

      Pursuant to the insurance profit center program, Legion issued a policy to Alterra for $5 million of aggregate coverage, subject to a $25,000 per occurrence deductible and all claims paid by Legion to Alterra will reduce the aggregate limit accordingly. Alterra paid the premium for the policy and also posted cash collateral. Pursuant to its re-insurance agreement with Mutual Indemnity (Bermuda) Ltd., Legion ceded the funds from Alterra to Mutual, which will invest the funds until losses or other expenses are actually paid. Favorable claims experience will result in dividends to Alterra. The policy is an annual policy that expires on July 1, 2002, and the premium has been paid for the period through July 1, 2002.

      As outlined above and set forth in the policy, this program does not comply with the following particulars of Section 6 of the Master Lease:

      1. The financial ratings of the insurers involved are below those required.

      2.    The policy aggregate limit is $5,000,000, not $10,000,000.

      3. The policy is written on a "claims made" basis as opposed to an "occurrence" basis.

                  In addition to these matters related to Alterra's general liability/professional liability insurance program, the following matters may not comply with the requirements of Section 6 of the Master Lease:

            1. The deductible under Alterra's workers' compensation is $250,000, which the Company considers to be commercially reasonable for the size of the program.

9393.9 (NHP Portfolio Lease)

                                  Schedule 3-1

2. Deductibles for Flood, Windstorm and Quake coverage are typically 2% of value with a $100,000 minimum. Lower deductibles for these forms of coverage are generally not available in the market.

3. Alterra has consistently inflated its property schedule of values by 2% to 4% per year over initial construction or acquisition costs. These scheduled amounts are believed generally to be adequate to cover the replacement cost of an individual property but have not been recently verified as adequate for every property. The Company intends to perform that analysis in conjunction with its property insurance renewal of July 1, 2002.

4. The Company's current policies and typically practice in the commercial insurance market generally do not permit delivery of replacement policies 10 days prior to the expiration of a policy and it is unlikely that it is feasible to deliver the renewal policy within 10 days of renewal, although Alterra will use its commercially reasonable efforts to do so as soon thereafter as is practicable.

5. Upon the expiration of the Company's current general liability insurance program (effective July 1, 2002), the Company may defer implementing a general liability insurance program until the earlier of the expiration of the Forbearance Period (as defined in the Memorandum of Understanding), the filing of a Conforming Bankruptcy Proceeding (as defined in the Memorandum of Understanding) by the Company or the conversion of an involuntary petition to a voluntary petition pursuant to Section 1(a)(iii) of the Memorandum of Understanding (such date, the "Plan Commencement Date"). Upon the Plan Commencement Date the Company shall have in effect a general liability insurance program, which complies with the requirements of Section 6 of the Lease or a rent-a-captive program with a carrier with an A- or better rating, or a fully funded self-insurance program, in each case providing $5.0 million of aggregate liability coverage.

9393.9 (NHP Portfolio Lease)

                                  Schedule 3-2

                                   SCHEDULE 4

               EXISTING FACILITIES EXEMPT FROM RADIUS RESTRICTION

                                   [ATTACHED]

9393.9 (NHP Portfolio Lease)

                                  Schedule 4-1

                                   SCHEDULE 5

              EXCEPTIONS TO TENANT'S REPRESENTATIONS AND WARRANTIES

1. SECTION 11.2(h) - Improvements defective; improvements noncompliance with laws. None

2. SECTION 11.2(i) -Improvements not properly zoned; noncompliance with subdivision ordinances. None

3. SECTION 11.2(h) - Defective conditions in improvements.

      Alterra Clare Bridge of Greensboro - In the early fall of 2001, Alterra became aware that some of the ceilings in the Alterra Clare Bridge of Greensboro facility, principally in the dining rooms, were visibly sagging. Alterra immediately retained an independent structural engineer to determine the cause of the problem and to recommend the appropriate repairs. The engineer, Sutton-Kennerly & Associates, determined that the sagging was the result of defectively designed and constructed roof trusses and negligently installed roof trusses and bracing. Alterra has provided Landlord with a copy of the Sutton-Kennerly & Associates report dated November 1, 2001.

      In October 2001, Alterra sent notices and demand letters to the contractor, all known subcontractors, the architect, and the truss manufacturer advising them of the problem and requesting that such parties put their respective liability carriers on notice. Inasmuch as the engineer concluded that repairs must be commenced immediately, Alterra decided to proceed with repairs in advance of final determination of liability in order to preserve the value of the collateral and minimize the chance of injury or further damage. As a result, repairs were commenced in November 2001 and as of the date hereof have been completed.

      Alterra has retained construction litigation counsel to proceed with legal action against the various responsible parties. Currently Alterra intends to pursue arbitration claims against the various parties under the original construction contracts.

      Alterra Clare Bridge of Charleston - During the fall of 2001, Alterra became aware of mold and mildew on HVAC ceiling vents and other areas of the Alterra Clare Bridge of Charleston facility. Alterra's initial investigation suggested that the HVAC system was not properly designed or installed. In December 2001, Alterra sent notice and a demand letter to the architects requesting that they put their liability carrier on notice. In the meantime, Alterra retained an independent engineer to verify the cause of the problem and to recommend repairs. The engineer, Professional Engineering Consultants, P.A., determined that the HVAC system lacked adequate capacity to properly dehumidify the outside air entering the facility and the design was defective. Alterra has provided Landlord with a copy of the Professional Engineering Consultants report dated January 3, 2002. Alterra has proceeded with the repairs in advance of final determination of liability in order to preserve the value of the collateral.

9393.9 (NHP Portfolio Lease)

                                  Schedule 5-1

      Alterra has been advised that the repairs should be completed no later than April 15, 2002. Alterra has retained construction litigation counsel to proceed with legal action against the architect. Currently, Alterra intends to pursue an arbitration claim against the architect under the original architect agreement.

4. SECTION 11.2(i) - Zoning Noncompliance. None

5. SECTION 11.2(j) - Hazardous Materials. None

6. SECTION 11.2(k) - Soil Conditions. None

7. SECTION 11.2(l) - Government Investigations. None

8. SECTION 11.2(m).

      a.    Lawsuits - See attached spreadsheet.

      b. Arbitrations to be brought for defective conditions - see paragraph 3, above.

9. SECTION 11.2(o).

      Alterra failed to comply with the financial covenants set forth in the Meditrust Leases. It is also likely there was noncompliance with certain provisions of the lease arising from Alterra's inability to pay its debts generally as they became due. In addition, the operation of the representations and warranties of the Meditrust Leases contained a continuing concept whereby the Tenant was deemed to be re-making the representations and warranties on a continual basis, and the effect of this provision may have resulted in other technical defaults, although Tenant did not receive any notice of any such defaults from Meditrust.

9393.9 (NHP Portfolio Lease)

                                  Schedule 5-2

                                   SCHEDULE 6

                   MINIMUM MEDITRUST CAROLINA RESIDENCE PRICES

       MEDITRUST CAROLINA FACILITY    MINIMUM RESIDENCE PRICE   SECURITY DEPOSIT
       ---------------------------    -----------------------   ----------------
1    Clare Bridge of Greensboro, NC        $  2,176,064           $    128,853

2    Wynwood of Greensboro, NC             $  3,892,681           $    230,513

3    Clare Bridge of Charlotte, NC         $  2,929,254           $    173,451

4    Wynwood of Charlotte, NC              $  3,956,916           $    234,324

5    Clare Bridge of Columbia, SC          $  2,136,722           $    126,484

6    Clare Bridge of Charleston, SC        $  2,303,363           $    136,372

9393.9 (NHP Portfolio Lease)

                                  Schedule 6-1

                                   SCHEDULE 7

                               EXCLUDED FACILITIES

                                       ALLOCABLE     LANDLORD'S      SECURITY
EXCLUDED FACILITIES                  MINIMUM RENT    INVESTMENT       DEPOSIT
-------------------                  ------------   ------------   ------------
Albany Residential Center            $    299,000   $  2,530,000   $     67,268

Forest Grove Residential Community   $    458,000   $  3,519,000   $     95,868

The Heritage at Mt. Hood             $    438,000   $  4,692,000   $    114,375

McMinnville Residential Estates      $    485,000   $  4,610,000   $    104,308

Westwood Assisted Living Center      $    549,000   $  5,577,000   $    130,092

Westwood Active Retirement           $    756,000   $  7,923,000   $    183,373

9393.9 (NHP Portfolio Lease)

                                  Schedule 7-1

                                   SCHEDULE 8

                          PROPOSED CAPITAL IMPROVEMENTS

                                   [ATTACHED]

9393.9 (NHP Portfolio Lease)

                                  Schedule 8-1

                                                                 Exhibit 10.42.1


                                  MASTER LEASE

                                     BETWEEN

                       NATIONWIDE HEALTH PROPERTIES, INC.,

                             A MARYLAND CORPORATION,

                             AND AFFILIATES THEREOF,

                                  AS "LANDLORD"

                                       AND

                         ALTERRA HEALTHCARE CORPORATION,

                             A DELAWARE CORPORATION,

                                   AS "TENANT"

                              DATED: APRIL 9, 2002

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                             PAGE
1.     Term................................................................................    2

2.     Rent................................................................................    2

       2.1      Initial Term Minimum Rent..................................................    2

       2.2      Initial Term Additional Rent...............................................    3

       2.3      Renewal Term Minimum Rent..................................................    3

       2.4      Renewal Term Additional Rent...............................................    4

       2.5      Total Rent.................................................................    4

       2.6      Rent Cap and Floor.........................................................    5

       2.7      Proration for Partial Periods..............................................    6

       2.8      Form for Additional Rent...................................................    6

       2.9      Payment Terms..............................................................    6

       2.10     Absolute Net Lease.........................................................    6

3.     Late Charges........................................................................    6

4.     Security Deposit; Collateral for Lease Obligations..................................    7

5.     Taxes and Other Charges.............................................................    7

       5.1      Tenant's Obligations.......................................................    7

       5.2      Protests...................................................................    8

6.     Insurance...........................................................................    8

       6.1      Requirements...............................................................    8

       6.2      Exceptions to Insurance Requirements.......................................   10

       6.3      Reimbursement of Landlord's Costs..........................................   10

       6.4      Determination of Commercial Reasonableness.................................   11

7.     Use, Regulatory Compliance and Preservation of Business.............................   11

       7.1      Permitted Use; Qualified Care..............................................   11

       7.2      Regulatory Compliance......................................................   11

       7.3      Preservation of Business...................................................   12

8.     Acceptance, Maintenance, Upgrade, Alteration and Environmental......................   12

       8.1      Acceptance "AS IS"; No Liens...............................................   12

       8.2      Tenant's Maintenance Obligations...........................................   13

       8.3      Upgrade Expenditures.......................................................   13

9393.9 (NHP Portfolio Lease)

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                             PAGE
       8.4      Alterations by Tenant......................................................   14

       8.5      Hazardous Materials........................................................   14

9.     Tenant Property and Security Interest...............................................   15

       9.1      Tenant Property............................................................   15

       9.2      Landlord's Security Interest and Financing Statements......................   16

       9.3      Landlord's Personal Property...............................................   16

10.    Financial, Management and Regulatory Reports........................................   17

11.    Representations and Warranties......................................................   17

       11.1     By Landlord................................................................   17

       11.2     By Tenant..................................................................   18

12.    Events of Default...................................................................   19

13.    Remedies............................................................................   20

       13.1     General....................................................................   20

       13.2     Receivership...............................................................   21

       13.3     Remedies Cumulative; No Waiver.............................................   21

       13.4     Performance of Tenant's Obligations........................................   21

14.    Provisions on Termination...........................................................   22

       14.1     Surrender of Possession....................................................   22

       14.2     Removal of Tenant Personal Property........................................   22

       14.3     Management of Premises.....................................................   23

       14.4     Holding Over...............................................................   23

       14.5     Survival...................................................................   23

15.    Certain Landlord Rights.............................................................   23

       15.1     Entry and Examination of Records...........................................   23

       15.2     Grant Liens; Change in Zoning..............................................   23

       15.3     Subordination, Attornment and Nondisturbance...............................   24

       15.4     Estoppel Certificates......................................................   24

       15.5     Conveyance Release.........................................................   24

16.    Assignment and Subletting...........................................................   24

17.    Damage by Fire or Other Casualty....................................................   25

9393.9 (NHP Portfolio Lease)

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                                             PAGE
18.    Condemnation........................................................................   25

19.    Indemnification.....................................................................   26

20.    Attorneys Fees; Disputes............................................................   26

21.    Notices.............................................................................   26

22.    Miscellaneous.......................................................................   27

23.    Meditrust Carolina Facilities.......................................................   28

       23.1     Tenant Purchase Option.....................................................   28

       23.2     Adjustment to Minimum Rent, Landlord's Investment and Security Deposit.....   29

24.    Quiet Enjoyment.....................................................................   29

25.    No Personal Liability of Trustee....................................................   29

26.    Joinder of Excluded Facilities......................................................   30

       26.1     Joinder of Facilities......................................................   30

       26.2     Adjustment to Minimum Rent, Landlord's Investment and Security Deposit.....   30

27.    Advisory Fee........................................................................   30

9393.9 (NHP Portfolio Lease)

                                TABLE OF CONTENTS
                                   (CONTINUED)

                                                                            PAGE
EXHIBITS:

EXHIBIT A         LEGAL DESCRIPTIONS

EXHIBIT B         LANDLORD PERSONAL PROPERTY

EXHIBIT C         FAIR MARKET VALUE

EXHIBIT D         PERMITTED EXCEPTIONS

EXHIBIT E         CERTAIN DEFINITIONS

EXHIBIT F         FINANCIAL, MANAGEMENT AND REGULATORY REPORTS

EXHIBIT G         FORM OF JOINDER TO MASTER LEASE

SCHEDULE 1        LANDLORD ENTITIES

SCHEDULE 2        FACILITY INFORMATION: BUSINESS, BEDS, ETC.

SCHEDULE 3        EXCEPTIONS TO INSURANCE REQUIREMENTS

SCHEDULE 4        EXISTING FACILITIES EXEMPT FROM RADIUS RESTRICTION

SCHEDULE 5        EXCEPTIONS TO TENANT'S REPRESENTATIONS AND WARRANTIES

SCHEDULE 6        MEDITRUST CAROLINA FACILITIES

SCHEDULE 7        EXCLUDED FACILITIES

SCHEDULE 8        PROPOSED CAPITAL IMPROVEMENTS

9393.9 (NHP Portfolio Lease)

            An extra section break has been inserted above this paragraph. Do not delete this section break if you plan to add text after the Table of Contents/Authorities. Deleting this break will cause Table of Contents/Authorities headers and footers to appear on any pages following the Table of Contents/Authorities.

9393.9 (NHP Portfolio Lease)